                               [Graphic Omitted]





                                             [Logo] Wm
                                             GROUP of FUNDS
                                             -----------------------------------
                                             SEMI-ANNUAL Report
                                             for the period ended April 30, 1998

     MESSAGE from THE president .............................................1
     SIX months IN review and our OUTLOOK for 1998 ..........................2
     INDIVIDUAL fund REVIEWS ................................................5
     STATEMENTS of ASSETS and LIABILITIES ..................................20
     STATEMENTS of OPERATIONS ..............................................24
     STATEMENTS of CHANGES in NET assets ...................................26
     STATEMENTS of CHANGES in NET assets - capital stock ACTIVITY ..........30
     FINANCIAL highlights ..................................................36
     PORTFOLIO of INVESTMENTS ..............................................53
     NOTES to FINANCIAL statements .........................................80





                                                                     [Logo] Wm
                                                                GROUP of FUNDS

--------------------------------------------------------------------------------
SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR shareholder:


----------------------------

[Photo of William G. Papesh]


----------------------------

We are pleased to bring you the WM Group of Funds semi-annual report for the period ended April 30, 1998.

The equity market continued to set record highs during the first four months of 1998, with the Dow Jones Industrial Average breaking through the 9000 mark. And as share prices have risen on Wall Street, so has investors' interest in -- and reliance on -- stock and stock mutual funds as the building blocks of retirement portfolios and other investment strategies.

If you've been invested in equity funds during the last several years, you've likely noticed some impressive gains in your portfolio. During the three years ended April 30, 1998, the stock market posted an average annual return of 32%, as measured by Standard & Poor's Composite Index (S&P 500).* This is far above the longer-term average of 10-12% a year.

As part of a diversified portfolio, stocks play an important role in long-term investing. Historically, they have offered investors the opportunity of earning returns significantly higher than the rate of inflation. Yet you will want to be careful about being overly optimistic in your expectations, and to remember also that ups and downs are a normal part of the market cycle.

Because market turbulence is part and parcel of stock investing, I'd like to remind you to look at the returns of any investment relative to its potential volatility. Although stocks have historically provided higher average annual returns than most other investment classes, they also carry greater risk of volatility. One way to help reduce volatility in your portfolio while still pursuing opportunities for growth is to allocate your investments among several appropriate asset classes. For example, during the 20-year period ended December 31, 1997, stocks returned 17% annually on average, compared with 10% for long-term government bonds. Allocating 70% of a portfolio to stocks and 30% to bonds during that period would have resulted in a slightly lower average return of 15% per year, but with a 20% reduction in volatility relative to an all-stock portfolio.*

The mirror image holds true for bond investors, as well. Allocating a small percentage of the portfolio to stocks can actually help reduce overall volatility. That's because bond prices often react differently to changes in the economy than do prices of stocks.

With the complexities of today's global markets, building a properly diversified portfolio is increasingly difficult. WM Group of Funds offers investors a broad range of professionally managed diversification solutions, including our family of 18 mutual funds and the STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS, which use active asset allocation to help investors manage risk and are designed to achieve specific investment objectives.

The tradition at the WM Group of Funds began in 1939 with the creation of the BOND & STOCK FUND, one of the first 50 mutual funds in the country. For nearly 60 years the organization has built a reputation in the mutual fund industry for performance, integrity and commitment to client services. Today, we manage approximately $5 billion in assets and serve almost 230,000 shareholder accounts.

Working with your Financial Representative, you can also create a custom allocation from the full array mutual funds in the WM Group of Funds.

Together with the WM STRATEGIC ASSET MANAGER, A TAX-DEFERRED VARIABLE annuity, the WM Group offers you a diversity of asset classes and investment vehicles through which you can pursue your financial goals. Thank you for your continued confidence in us.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President


--------------------------------------------------------------------------------
* Source: Standard & Poor's. Stocks are represented by Standard & Poor's Composite Index of 500 Stocks, an unmanaged index of common stocks generally representative of the U.S. stock market. Individuals cannot invest directly in any index. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
OUTLOOK
--------------------------------------------------------------------------------

SIX months IN review
       AND our OUTLOOK for 1998

STRONG FUNDAMENTALS
CONTINUE TO DRIVE
FINANCIAL MARKETS
The bull market has continued apace during the six months ended April 30, 1998, with stocks rising 22%1. Among the strongest performers were utilities, financial services companies and communications firms.

Underlying this strength are sound fundamentals in the economic picture.

A low-inflation environment is generally good for financial markets, and inflation has been falling rather than rising. That, in turn, has helped keep interest rates in check despite a growing economy.

Yields on long-term government bonds hovered around 6% during the early part of 1998. But in April, following news that labor costs had risen less than expected, bond yields fell again through the psychologically important 6% level.

CONSUMERS SPUR GROWTH
Paradoxically, personal incomes have risen even though companies' labor costs have shown only small increases. Real (after inflation) personal income rose 2.9% in 1997 and is expected to rise about 3.9% in 1998. One way companies have managed to control costs without sacrificing wage increases is through more efficient use of technology. U.S. businesses have continued to post significant gains in productivity, helping them remain cost-competitive even in a tight labor market.


DOW JONES INDUSTRIAL AVERAGE
  SIX MONTHS ENDED 4-30-98

Oct 31, 1997        7,442
Nov 7, 1997         7,581
Nov 14, 1997        7,572
Nov 21, 1997        7,881
Nov 28, 1997        7,823
Dec 5, 1997         8,149
Dec 12, 1997        7,838
Dec 19, 1997        7,756
Dec 26, 1997        7,679
Jan 2, 1998         7,965
Jan 9, 1998         7,580
Jan 16, 1998        7,753
Jan 23, 1998        7,700
Jan 30, 1998        7,906
Feb 6, 1998         8,189
Feb 13, 1998        8,370
Feb 20, 1998        8,413
Feb 27, 1998        8,545
Mar 6, 1998         8,569
Mar 13, 1998        8,602
Mar 20, 1998        8,906
Mar 27, 1998        8,796
Apr 3, 1998         8,983
Apr 10, 1998        8,994
Apr 17, 1998        9,167
Apr 24, 1998        9,064
Apr 30, 1998        9,063

Source: Bloomberg Business News.
Note: The Dow Jones Industrial Average is an index of 30 stocks and is sometimes used to measure the overall U.S. equity market. Individuals cannot invest directly in an index.


YIELD ON THE 30-YEAR TREASURY BOND
     SIX MONTHS ENDED 4-30-98

Oct 31, 1997        6.15%
Nov 7, 1997         6.16%
Nov 14, 1997        6.11%
Nov 21, 1997        6.03%
Nov 28, 1997        6.05%
Dec 5, 1997         6.08%
Dec 12, 1997        5.92%
Dec 19, 1997        5.92%
Dec 26, 1997        5.90%
Jan 2, 1998         5.84%
Jan 9, 1998         5.73%
Jan 16, 1998        5.81%
Jan 23, 1998        5.97%
Jan 30, 1998        5.80%
Feb 6, 1998         5.92%
Feb 13, 1998        5.85%
Feb 20, 1998        5.87%
Feb 27, 1998        5.92%
Mar 6, 1998         6.02%
Mar 13, 1998        5.89%
Mar 20, 1998        5.88%
Mar 27, 1998        5.96%
Apr 3, 1998         5.79%
Apr 10, 1998        5.88%
Apr 17, 1998        5.88%
Apr 24, 1998        5.95%
Apr 30, 1998        5.95%

Source: Bloomberg Business News.
Note: Represents yield on the 30-year Treasury Bond which is sometimes used to characterize the overall bond market.


The increase in personal incomes has contributed to a boost in consumer spending, helping to sustain economic growth in the 3-4% range. During the first quarter gross domestic product (GDP) rose at an annual rate of 4.7%, largely driven by consumer rather than business or government spending.

In fact, government spending has actually been declining, which is another bright spot for the economy. The current fiscal year, ending September 30, 1998, is likely to see a budget surplus for the first time in nearly 30 years.

POTENTIAL TROUBLE SPOTS FOLLOW
WEAKNESS IN ASIA
Nevertheless, there are several potential weak spots in the economy which could have a negative impact on the markets, and which investors will want to watch closely.

One factor is that short-term interest rates remain unusually high relative to inflation. The Federal Reserve, which influences short-term rates, has maintained a steady policy during the last year even as inflation has fallen. As a result, rates on three-month Treasuries have remained at about 5%, while inflation has fallen to 1.4%.

In administering interest-rate policy, members of the Federal Reserve's Open Market Committee look to potential future inflation -- so the current stance may indicate that they believe the strength of the economy could trigger higher inflation in coming months.

Another area of potential concern is the rising trade deficit, due largely to a slowdown in exports to Asian markets. Remember Asia's bout of severe market volatility and the financial crisis it sparked late last year? Many newly industrialized Asian markets remain in turmoil while Japan, the second-largest export market for the U.S., remains in an economic slump.

The impact of the Asian crisis on American companies, particularly those in the technology sector, is more favorable for companies that import goods from Asia than those who export to the region. Dell Computer, for example, reported that lower-cost Asian components have allowed them to reduce prices and spur sales. Digital Equipment, on the other hand, said that it lost substantial business when Asian orders were canceled as a result of the sharp slowdown in economic activity in that region.

THE YEAR 2000 PROBLEM
At the stroke of midnight on New Year's Eve, 1999, some computer systems could become seriously confused. They may miscalculate critical data, delete vital files, or simply not turn on, all because the computer's internal calendars and clocks may not recognize the year 2000.

This computer system problem that has come to be popularly known as the Year 2000 Problem, The Millennium Bug -- or simply Y2K -- grows out of the habit of abbreviating years to their last two digits. Many systems may not be able to decide correctly when a year 00 should be interpreted as 1900, and when it should be seen as 2000.

Aside from being an enormous inconvenience, the Y2K problem could have significant market repercussions for individual stocks as well as the overall markets. Services of companies which have already prepared for the millennium, or which have capabilities to assist other companies in preventing future problems, are in line to receive the lion's share of government and corporate capital spending on technology.

The Clinton Administration has budgeted $3.9 billion in fiscal 1999 to upgrade the federal government's computers. Worldwide, a survey by Giga Information Group estimated that companies will spend $300 billion to fix systems with Y2K problems.

INTERNATIONAL INVESTMENTS POST GAINS
On the international front, many investors in developed international markets saw significant gains over the last six months. Led by European stock markets, Morgan Stanley Capital International's EAFE index posted a 15% gain.2 Overall, emerging international markets posted modest gains.3

Looking ahead, the outlook for international investment remains favorable. The Organization for Economic Cooperation and Development predicts that Western Europe's GDP will match that of the United States' for 1998, forecast at 2.7% growth. A major longer-term factor is the planned introduction of a single currency -- the Euro -- in 1999. As of May, 1998, 11 European countries have indicated that they will adopt the Euro as their common currency.

A DIVERSITY OF OPPORTUNITIES
Today's economic and market environment may offer diverse opportunities in domestic stock and fixed-income investments as well as investments in foreign markets.

The WM Group of Funds offers a diverse array of professionally managed investments including mutual funds, annuities, and professionally allocated investments through the STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS. For more information about how your portfolio can be positioned to potentially benefit from multiple market opportunities, please speak to your Financial Representative.

1 Source: The Wall Street Journal, May 1, 1998. Stocks are represented by Standard & Poor's Composite Index of 500 stocks, an unmanaged index generally representative of the U.S. stock market. Past performance cannot guarantee future results.

2 Source: Morgan Stanley Capital International. The EAFE index is an unmanaged index of 22 developed foreign stock markets. Past performance cannot guarantee future results.

3 International investing has additional risks, including currency fluctuation.

                          PERFORMANCE AROUND THE GLOBE
                            SIX MONTHS ENDED 4-30-98

      Europe .....................................................  29.25%
      North America ..............................................  22.43%
      Nordic Countries ...........................................  20.51%
      Pacific ....................................................  -8.54%
      Far East ...................................................  -9.91%
      World ......................................................  19.07%

Sources: Morgan Stanley Capital International. Each region is represented by the corresponding MSCI Index in U.S. Dollars. There are additional risks associated with international investing, including currency fluctuations.

                               ASSET CLASS RESULTS
                            SIX MONTHS ENDED 4-30-98

      T-Bills ....................................................   2.61%
      Corporate Bonds ............................................   3.55%
      Mortgage-Backed ............................................   3.48%
      Corporate High-Yield Bonds .................................   5.68%
      Small Company Stocks .......................................  11.88%
      Large Company Stocks .......................................  22.50%
      International Stocks .......................................  15.59%

Sources: S&P, Lehman Brothers, Russell, & Morgan Stanley. T-bills represent 90-day U.S. Treasury bills; corporate bonds are represented by Lehman Brothers Corporate Bond Index; mortgage-backed bonds are represented by Lehman Brothers Mortgage-Backed Bond Index; corporate high-yield bonds are represented by the Lehman Brothers High Yield Corporate Bond Index; small company stocks are represented by the Russell 2000 Index; large company stocks are represented by S&P 500 Composite Index; and international stocks are represented by MSCI EAFE Index. Indices represent unmanaged performance. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. government. Government bonds are riskier than T-bills because of the longer maturities. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any mutual fund.

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REVIEWS
--------------------------------------------------------------------------------

INDIVIDUAL fund REVIEWS

WM ADVISORS, INC. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the Portfolio Managers' day-to-day management of the Funds in the WM Group of Funds family to ensure that the policies and guidelines are met, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES
In order to help you understand the WM Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the value of the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is computed by dividing net investment income per share over the one-month period ended April 30, 1998, by the maximum offering price on that date, and annualizing the result.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

--------------------------------------------------------------------------------
TO our SHAREHOLDERS:

We are pleased to provide you with an overview of the following Funds in the WM Group of Funds family for the six-month period ended April 30, 1998. To help you better understand the professional investment management available to you as a WM Group of Funds' shareholder, we have also included biographies highlighting the investment professionals managing your funds.

                                  Money Markets

                                   High Yield

                                 U.S. Government

                                     Income

                                   Tax-Exempt

                                  Bond & Stock

                                 Growth & Income

                                    Northwest
--------------------------------------------------------------------------------

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MONEY MARKET
--------------------------------------------------------------------------------

MONEY market FUNDS

PORTFOLIO MANAGER
Audrey Quaye has over five years investment experience, is a Certified Public Accountant, holds an MBA, and has been with WM Advisors, Inc. since 1996. Ms. Quaye manages the Money Market Fund and the Tax-Exempt Money Market Fund.

ECONOMIC CONDITIONS AFFECTING FUND PERFORMANCE
During the six-month period ended April 30, 1998, financial markets experienced the peak of the Asian economic crisis. As currencies and markets collapsed across that region, investors moved assets to high-quality, domestic holdings and a strong rally in the U.S. bond market ensued. The U.S. economy remained healthy and strong during the period, although the pace of growth moderated in some regions due to a slowdown in manufacturing and export activity. Consumer confidence was high, the housing market flourished in the low interest rate environment, and the unemployment rate declined to a 28-year low of 4.3%.

Inflation remained very tame throughout 1997 and into the early part of 1998. As a result, the Federal Reserve left rates unchanged at its March 31, 1998 meeting. The strength of the U.S. economy was balanced by the slowdown in Asian activity and did not translate into overall price pressures. The result for the short-term market was that the benchmark 90-day U.S. Treasury bill yield declined from a high of 5.48% in December 1997, to 4.98% on April 30, 1998. Average tax-free daily money market yields also declined from 3.60% in January 1998, to 1.75% in February 1998, and then rose to 4.20% at April 30, 1998. The volatility was primarily due to change in supply and demand conditions in the tax-free market.

ECONOMIC AND INTEREST RATE OUTLOOK
We expect inflation to remain tame and we anticipate a gradual slowdown in the U.S economy as exports to Asia continue to decline and cheaper imports from Asia push down domestic price levels. We also expect the slowdown in the economy to reduce the risk of inflation, resulting in the possibility for lower interest rates. However, if the effect of the Asian economic crisis is not as strong as projected, or if employment costs continue to rise, then an increase in inflation and interest rates is possible. Nevertheless, we do not anticipate Fed rate move in the near future.

PORTFOLIO STRATEGY
Effective March 23, 1998, Sierra money market assets merged with, and into, the WM Money Market Fund. The Fund's net assets at April 30, 1998, totaled $452.4 million. One effect of the merger was an increase in the Fund's exposure to U.S. Government and Agency obligations. In addition, in an attempt to lower overall risk in the portfolio, we reduced the Fund's exposure to the banking and foreign sectors. We also extended the Portfolio's weighted average maturity in view of our interest rate outlook.

The WM Tax-Exempt Money Market Fund's net assets at April 30, 1998, totaled $27.34 million. During the period, we reduced the Fund's exposure to the more volatile daily variable rate securities when short-term interest rates declined significantly. However, the Portfolio's weighted average maturity did not change significantly.

PORTFOLIOS' PERFORMANCE1
At April 30, 1998, the seven-day simple yield for Class A shares of the WM Money Market Fund was 4.90%, or 5.02% on a compounded annual basis. The Fund had a weighted average maturity of 84 days.

The seven-day simple yield for Class A shares of the WM Tax-Exempt Money Market Fund was 3.64%, or 3.71% on a compounded annual basis. The Fund had a weighted average maturity of 63 days.

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30 DAY DISTRIBUTION RATES*            A SHARES       B SHARES
     Money Market Fund                  4.84%          4.10%
     Tax-Exempt Money Market Fund       3.38%          2.52%
--------------------------------------------------------------------------------
* During the period noted, WM Advisors, Inc. waived a portion of its management fees and absorbed certain other expenses. Without the waiver and expense absorption, the yields would have been lower.

1 All yield information represents past performance, which cannot guarantee future results. Principal is not guaranteed or insured by the U.S. government, and yields will fluctuate depending on market conditions. There is no assurance that the portfolios will maintain their $1.00 per share net asset value.

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HIGH YIELD
--------------------------------------------------------------------------------

HIGH yield FUND

PORTFOLIO MANAGER
The High Yield Fund is managed by a fixed- income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

WHEN WAS THE FUND ESTABLISHED AND WHAT IS ITS OBJECTIVE?
The Fund was established in mid-April with the objective of providing high current income.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
The Fund seeks to invest in industries that have positive competitive characteristics--looking for good businesses that have competitive advantages. The management team will then scrutinize the companies' ability to service their debt based on factors relative to their particular industry. Similar to equity analysis, the high yield managers use these factors--such as competitive advantages and cash flows--as a basis to determine the relative valuations of each investment. The goal is to find securities at a discount to this relative value.

The majority of the Fund will be invested in securities rated "BB" and "B"1. However, in an effort to differentiate itself from competitive funds, the WM Fund will invest in the following sectors:

    o  high-yield corporate
    o  convertible debt
    o  preferred stock
    o  foreign securities2
    o  REITs
    o  non-rated issues

Although these sectors may involve additional credit and default risks, they can also provide the potential for higher yields.

The initial strategy of the Fund will be to concentrate on less cyclical industries such as Health Care. We also strive to find companies that are currently out of favor, but have strong long-term fundamentals. At present, we have found values in some computer related issues and select foreign (U.S. Dollar denominated) issues.2

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
Over the next twelve months we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should lend to this scenario. Overall, there continues to be world wide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years. In this environment, corporate credit quality should continue to improve at a modest pace as companies are able to grow and flourish.

--------------------------------------------------------------------------------
      HIGH yield FUND portfolio COMPOSITION
--------------------------------------------------------------------------------

      Industrial Bonds ...........................................     44%
      Foreign Bonds2 .............................................     10%
      Yankee Bonds ...............................................      3%
      Treasury Notes .............................................     20%
      Preferred Stock ............................................      7%
      CMOs .......................................................      4%
      Cash & Other ...............................................     12%


1 As rated by Standard & Poor's

2 There are additional risks associated with international investing, including currency fluctuations.

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FIXED-INCOME
--------------------------------------------------------------------------------

U.S. government SECURITIES

PORTFOLIO MANAGER
The U.S. Government Securities Fund is managed by a fixed income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 6 MONTHS?
The fixed-income market benefited from low inflation and an overall "flight to quality" stemming from the Asian economic crisis. Many investors worldwide moved assets from volatile global regions to U.S. government securities. The yield on the 30-year Treasury dropped to a record low in January of 1998 and closed the period under 6%. Given this positive economic backdrop, the U.S. Government Securities Fund's Class A shares total return for the six months ended 4/30/98 was 3.40% (-1.26% adjusted for the maximum sales charge).

The large percentage of mortgage-backed securities in the Fund produced a relatively high level of income for shareholders. The Class A share SEC Yield for the 30-days ended April 30, for the Fund was 6.27% (5.77% for Class B shares). Additionally, because the Fund has an intermediate maturity profile, the Net Asset Value (NAV or price per share) increased as the general level of interest rates declined for the period.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?
Interest rates dropped marginally during the six-month period, which had positive effects on the Fund and its total return performance. Because of the drop in interest rates, mortgage-backed securities tended to underperform other sectors as investors were nervous about the prospects for increased prepayments. Lower rates provided an environment conducive to prepayments as refinancing increased significantly in the early part of January. After rates stabilized and prepayment expectations waned, the performance of mortgage-backed securities gained strength relative to other bond sectors as rates then moved within a trading range. If interest rates remain relatively stable, as seen during these months, mortgages tend to perform relatively well. In addition, the Fund took advantage of some low prices of mortgage-backed investments to increase its overall investment in the sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?
Due to the merger with the Sierra U.S. Government Fund and the related inflows of assets, as well as our outlook for mortgage-backed securities, the Fund increased its exposure to this sector. Although management's overall outlook remains the same, the Fund's average maturity and duration--a measurement of price sensitivity to changes in interest rates, declined slightly in the period. The Fund remains focused on securities that are non-callable and have a low probability, we believe, of being prepaid.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
The long-term strategy of the Fund is to have a significant percentage of its holdings in mortgage-backed securities. Over a complete cycle of interest rates, mortgage securities should continue to provide a high level of income. The Fund will maintain its intermediate maturity structure since we believe that type of structure typically offers the best risk/reward profile on the yield curve (the distribution of yields ranging from short to long maturities). An intermediate maturity structure will also provide value given the current outlook for a continuation of the secular decline of interest rates.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
Over the next twelve months we expect the economy to exhibit moderate growth. The effects of these events in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should lend to this scenario. Overall, there continues to be worldwide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                            Fund (adjusted
          Fund (not            for the         Lehman Brothers
         adjusted for        maximum 4.5%         Government
         sales charge)      sales charge)         Bond Index          Inflation

Apr 88     10,000                9,550              10,000              10,000
            9,925                9,479               9,929              10,034
           10,152                9,695              10,148              10,077
           10,107                9,652              10,079              10,119
           10,113                9,658              10,100              10,162
           10,293                9,830              10,320              10,230
           10,484               10,012              10,501              10,264
           10,353                9,887              10,377              10,272
           10,328                9,863              10,417              10,289
Jan 89     10,452                9,982              10,549              10,341
           10,392                9,924              10,464              10,383
           10,398                9,931              10,528              10,444
           10,621               10,143              10,753              10,511
           10,890               10,400              11,007              10,571
Jun        11,194               10,690              11,374              10,597
           11,408               10,895              11,614              10,622
           11,255               10,748              11,419              10,639
           11,292               10,784              11,468              10,673
           11,534               11,015              11,765              10,724
           11,651               11,127              11,879              10,750
           11,702               11,175              11,900              10,767
Jan 90     11,589               11,068              11,731              10,878
           11,671               11,146              11,754              10,929
           11,650               11,126              11,752              10,990
           11,568               11,048              11,648              11,007
           11,870               11,336              11,973              11,032
Jun        12,004               11,464              12,162              11,092
           12,200               11,651              12,318              11,134
           12,129               11,583              12,147              11,237
           12,227               11,677              12,264              11,331
           12,362               11,805              12,463              11,399
           12,620               12,053              12,740              11,424
           12,808               12,232              12,938              11,424
Jan 91     12,958               12,375              13,076              11,493
           13,040               12,453              13,151              11,510
           13,126               12,536              13,218              11,527
           13,240               12,644              13,363              11,544
           13,341               12,740              13,415              11,579
Jun        13,336               12,736              13,396              11,613
           13,503               12,896              13,556              11,630
           13,763               13,144              13,870              11,664
           14,036               13,405              14,162              11,715
           14,207               13,568              14,286              11,733
           14,335               13,690              14,429              11,767
           14,693               14,032              14,921              11,775
Jan 92     14,440               13,790              14,688              11,793
           14,568               13,913              14,746              11,835
           14,491               13,839              14,660              11,895
           14,605               13,948              14,752              11,912
           14,862               14,194              15,025              11,929
Jun        15,050               14,373              15,240              11,972
           15,253               14,566              15,624              11,997
           15,398               14,705              15,770              12,030
           15,544               14,845              15,992              12,064
           15,358               14,667              15,762              12,106
           15,343               14,652              15,735              12,123
           15,592               14,891              15,999              12,115
Jan 93     15,873               15,159              16,340              12,174
           16,066               15,343              16,667              12,217
           16,126               15,401              16,722              12,259
           16,229               15,499              16,850              12,294
           16,271               15,539              16,832              12,311
Jun        16,539               15,795              17,206              12,328
           16,623               15,875              17,311              12,328
           16,859               16,100              17,697              12,363
           16,867               16,108              17,764              12,389
           16,937               16,175              17,831              12,440
           16,757               16,003              17,635              12,448
           16,858               16,100              17,704              12,448
Jan 94     17,065               16,298              17,947              12,482
           16,722               15,970              17,566              12,524
           16,237               15,507              17,171              12,567
           16,050               15,327              17,035              12,584
           16,068               15,345              17,013              12,593
Jun        15,975               15,256              16,974              12,636
           16,300               15,566              17,286              12,670
           16,303               15,569              17,290              12,721
           15,980               15,261              17,046              12,755
           15,903               15,187              17,034              12,764
           15,876               15,161              17,003              12,781
           16,030               15,309              17,107              12,781
Jan 95     16,401               15,663              17,425              12,832
           16,823               16,066              17,800              12,883
           16,947               16,184              17,912              12,926
           17,187               16,413              18,147              12,968
           17,939               17,131              18,878              12,994
Jun        18,044               17,232              19,023              13,020
           17,944               17,137              18,953              13,020
           18,172               17,355              19,175              13,054
           18,348               17,522              19,359              13,080
           18,613               17,775              19,653              13,123
           18,879               18,029              19,960              13,114
           19,148               18,286              20,243              13,105
Jan 96     19,257               18,390              20,366              13,182
           18,816               17,969              19,951              13,225
           18,625               17,787              19,785              13,293
           18,502               17,669              19,659              13,345
           18,451               17,621              19,625              13,371
Jun        18,689               17,848              19,879              13,379
           18,728               17,886              19,928              13,404
           18,659               17,819              19,884              13,429
           18,995               18,140              20,214              13,472
           19,462               18,586              20,659              13,515
           19,895               19,000              21,019              13,541
           19,623               18,740              20,804              13,541
Jan 97     19,664               18,779              20,827              13,585
           19,685               18,800              20,856              13,627
           19,406               18,533              20,635              13,661
           19,753               18,864              20,932              13,677
           19,932               19,035              21,112              13,669
Jun        20,185               19,277              21,349              13,685
           20,807               19,871              21,955              13,702
           20,558               19,633              21,738              13,728
           20,892               19,952              22,064              13,762
           21,248               20,292              22,446              13,796
           21,328               20,369              22,560              13,788
           21,569               20,599              22,797              13,801
Jan 98     21,809               20,827              23,139              13,801
           21,787               20,807              23,076              13,809
           21,837               20,854              23,141              13,809
Apr 98     21,968               20,980              23,245              13,843

 The performance of the Class B shares and Class S shares was different than that indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B and Class S shareholders.

++ Represents inflation

The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR    5 YEAR    10 YEAR
CLASS A SHARES
     Fund (not adjusted for sales charge)       11.21%     6.24%     8.19%
     Fund (adjusted for the maximum
       4.5% sales charge)                        6.17%     5.27%     7.69%
     Lehman Brothers Government Bond Index      11.05%     6.65%     8.80%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR  SINCE INCEPTION
CLASS B SHARES                                                     March 1994
     Fund (not adjusted for sales charge)       10.27%    N/A        6.78%
     Fund (adjusted for the maximum
       contingent deferred sales charge)         5.27%    N/A        6.38%
     Lehman Brothers Government Bond Index      11.05%    N/A        7.70%
--------------------------------------------------------------------------------
Class S share total return (not annualized) from the inception date of March 23, 1998 through April 30, 1998 was 0.31%, -4.68% adjusted for the maximum CDSC.

--------------------------------------------------------------------------------
                U.S. government SECURITIES portfolio COMPOSITION*

      FHLMC ......................................................     34%
      GNMA .......................................................     27%
      FNMA .......................................................      6%
      GNMA II ....................................................      3%
      CMOs .......................................................      6%
      U.S. Treasury Notes ........................................     13%
      U.S. Treasury Bonds ........................................     11%

                                                         * Percent of net assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED-INCOME
--------------------------------------------------------------------------------

INCOME fund

PORTFOLIO MANAGER
The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 6 MONTHS?
The fixed-income market benefited from low inflation and an overall "flight to quality" stemming from the Asian economic crisis. Many investors worldwide moved assets from volatile global regions to U.S. domestic securities. The yield on the 30-year Treasury dropped to a record low in January of 1998 and closed the period under 6%. Given this positive economic backdrop, the Income Fund's performance for the six months ended April 30, 1998 was 3.24% (-1.41% adjusted for the maximum sales charge).

The large percentage of corporate and mortgage bond holdings in the Fund produced a high level of current income during the period. The Fund's Class A share SEC yield for the 30 days ended April 30 was 6.15% (5.66% for Class B shares). However, some of this income was offset by a general industry-wide price underperformance of corporate securities and a few specific fund holdings that underperformed relative to the overall market. Conversely, the intermediate-maturity profile of securities in the Fund provided positive results as interest rates dropped and prices correspondingly increased. The high-yield component of the portfolio also provided strong results for the period as that sector tended to outperform other fixed-income sectors. Overall, Fund performance was consistent with the growth levels of the domestic economy and the overall results experienced by fixed-income investments in general.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?
Because of its intermediate maturity and duration--a measurement of sensitivity to interest rate changes--the Fund performance generally cycles with market rates. After a significant decline in rates during November and December of 1997, interest rates stabilized and traded in a relatively small range during the first four months of 1998. Although volatility did exist, as economic uncertainty and inflation prospects were digested by the market, the overall effect was positive for the period.

As some corporate holdings lost relative value in the period, the Fund took advantage of the lower prices of corporate securities and increased the percentage of the portfolio allocated to this sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?
Although there were no major structural changes in the overall portfolio and its management, the inflow of assets from the merger with Sierra Corporate Income Fund changed the make-up of the Fund to some extent. There is now a larger percentage of assets in corporate holdings in an attempt to boost overall yield. However, the broad aspects of average quality, average maturity and sector allocation did not change significantly. The Fund remains positioned with an intermediate average maturity of around 11 years and an average quality of bond issues at A-.1

Internal credit research of individual corporate securities is one of the primary ways the Fund's management seeks to add value to its shareholders. Each company is scrutinized and its business prospects are analyzed in an attempt to find value relative to the overall market.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
We expect the Fund to continue to invest a large percentage of assets in corporate securities, and to a lesser extent, mortgage-backed and Treasury securities. Shifts in these sectors will occur dependent upon our overall outlook for the business cycle. The Fund will continue to position investments at the longer end of the intermediate maturity range to take advantage of the prospects of continued market declines in interest rates. The current inflation environment supports this outlook as global price pressures remain very weak and real returns (inflation adjusted) remain strong.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
Over the next twelve months we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and higher levels of imports into the United States supports this scenario. Overall, there continues to be worldwide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years. In this environment, corporate credit quality should continue to improve at a modest pace as companies are able to grow and flourish.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)



                            Fund (adjusted
          Fund (not            for the         Lehman Brothers
         adjusted for        maximum 4.5%         Government/
         sales charge)      sales charge)      Corporate Index        Inflation


Apr 88     10,000                9,550              10,000              10,000
           10,033                9,581               9,933              10,034
           10,177                9,719              10,157              10,077
           10,187                9,729              10,100              10,119
           10,196                9,737              10,126              10,162
           10,322                9,858              10,348              10,230
           10,401                9,933              10,531              10,264
           10,364                9,898              10,412              10,272
           10,361                9,895              10,447              10,289
Jan 89     10,453                9,983              10,586              10,341
           10,460                9,989              10,506              10,383
           10,467                9,996              10,562              10,444
           10,620               10,142              10,786              10,511
           10,776               10,291              11,052              10,571
Jun        10,843               10,355              11,412              10,597
           11,003               10,508              11,649              10,622
           10,933               10,441              11,469              10,639
           11,001               10,506              11,519              10,673
           11,082               10,584              11,811              10,724
           11,120               10,620              11,917              10,750
           11,061               10,563              11,935              10,767
Jan 90     10,979               10,485              11,771              10,878
           10,996               10,501              11,797              10,929
           10,998               10,504              11,798              10,990
           10,965               10,472              11,690              11,007
           11,212               10,707              12,029              11,032
Jun        11,395               10,883              12,224              11,092
           11,485               10,968              12,375              11,134
           11,375               10,863              12,196              11,237
           11,477               10,960              12,297              11,331
           11,609               11,086              12,461              11,399
           11,821               11,289              12,732              11,424
           11,969               11,430              12,925              11,424
Jan 91     12,089               11,545              13,069              11,493
           12,242               11,691              13,182              11,510
           12,389               11,831              13,273              11,527
           12,551               11,987              13,425              11,544
           12,606               12,039              13,488              11,579
Jun        12,618               12,051              13,474              11,613
           12,762               12,187              13,643              11,630
           13,030               12,444              13,957              11,664
           13,305               12,706              14,249              11,715
           13,513               12,905              14,376              11,733
           13,627               13,014              14,519              11,767
           14,039               13,407              15,009              11,775
Jan 92     13,860               13,236              14,787              11,793
           13,926               13,300              14,865              11,835
           13,885               13,260              14,783              11,895
           13,984               13,354              14,872              11,912
           14,215               13,575              15,160              11,929
Jun        14,461               13,810              15,383              11,972
           14,758               14,094              15,777              11,997
           14,942               14,270              15,917              12,030
           15,110               14,430              16,134              12,064
           14,868               14,199              15,887              12,106
           14,837               14,169              15,873              12,123
           15,075               14,397              16,146              12,115
Jan 93     15,381               14,689              16,498              12,174
           15,682               14,976              16,841              12,217
           15,771               15,061              16,898              12,259
           15,892               15,177              17,028              12,294
           15,930               15,213              17,020              12,311
Jun        16,173               15,445              17,406              12,328
           16,297               15,564              17,518              12,328
           16,648               15,898              17,920              12,363
           16,770               16,016              17,983              12,389
           16,861               16,102              18,057              12,440
           16,613               15,865              17,853              12,448
           16,706               15,955              17,931              12,448
Jan 94     16,991               16,226              18,200              12,482
           16,568               15,822              17,804              12,524
           16,047               15,325              17,367              12,567
           15,897               15,181              17,223              12,584
           15,840               15,127              17,192              12,593
Jun        15,819               15,107              17,153              12,636
           16,116               15,391              17,496              12,670
           16,135               15,409              17,503              12,721
           15,855               15,142              17,238              12,755
           15,799               15,088              17,219              12,764
           15,780               15,069              17,188              12,781
           15,900               15,185              17,302              12,781
Jan 95     16,188               15,460              17,634              12,832
           16,586               15,840              18,043              12,883
           16,723               15,971              18,164              12,926
           17,013               16,248              18,417              12,968
           17,917               17,110              19,188              12,994
Jun        18,068               17,255              19,342              13,020
           17,945               17,138              19,266              13,020
           18,203               17,384              19,513              13,054
           18,440               17,610              19,712              13,080
           18,681               17,840              20,002              13,123
           18,985               18,130              20,332              13,114
           19,331               18,461              20,631              13,105
Jan 96     19,471               18,595              20,759              13,182
           18,952               18,099              20,318              13,225
           18,788               17,942              20,148              13,293
           18,659               17,820              20,009              13,345
           18,637               17,799              19,975              13,371
Jun        18,864               18,015              20,242              13,379
           18,903               18,052              20,289              13,404
           18,902               18,051              20,240              13,429
           19,264               18,397              20,601              13,472
           19,782               18,892              21,081              13,515
           20,237               19,326              21,468              13,541
           20,000               19,100              21,230              13,541
Jan 97     20,064               19,161              21,256              13,585
           20,099               19,195              21,300              13,627
           19,836               18,944              21,047              13,661
           20,123               19,217              21,354              13,677
           20,396               19,479              21,553              13,669
Jun        20,752               19,819              21,811              13,685
           21,520               20,551              22,479              13,702
           21,228               20,273              22,227              13,728
           21,592               20,620              22,576              13,762
           21,937               20,950              22,937              13,796
           22,030               21,038              23,059              13,788
           22,102               21,108              23,301              13,801
Jan 98     22,312               21,308              23,629              13,801
           22,399               21,391              23,582              13,809
           22,572               21,556              23,655              13,809
Apr 98     22,646               21,627              23,773              13,843

+The performance of the Class B shares and Class S shares was different than that indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B and Class S shareholders.

++ Represents inflation

Index total returns were calculated from 4/30/88 to 4/30/98. The Lehman Brothers Government/Corporate Index is unmanaged and represents all government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR      10 YEAR
CLASS A SHARES
     Fund (not adjusted for sales charge)       12.55%   7.34%        8.52%
     Fund (adjusted for the maximum
       4.5% sales charge)                        7.54%   6.35%        8.02%
     Lehman Brothers Government/Corporate Index 11.33%   6.90%        9.05%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR  SINCE INCEPTION
CLASS B SHARES                                                     March 1994
     Fund (not adjusted for sales charge)       11.63%    N/A        7.86%
     Fund (adjusted for the maximum
       contingent deferred sales charge)         6.63%    N/A        7.47%
     Lehman Brothers Government/Corporate Index 11.33%    N/A        7.99%
--------------------------------------------------------------------------------
Class S share total return (not annualized) from the inception date of March 23, 1998 through April 30, 1998 was -0.09%, -5.06% adjusted for the maximum CDSC.

--------------------------------------------------------------------------------
     INCOME fund PORTFOLIO composition
--------------------------------------------------------------------------------

      Industrial .................................................     57%
      Financial ..................................................     13%
      Yankee Bonds ...............................................      9%
      Electric ...................................................      6%
      Government Agency and Agency Backed ........................      6%
      CMOs .......................................................      2%
      Treasuries .................................................      4%
      Preferred Stock ............................................      2%
      Cash & Other ...............................................      1%


1 As rated by Standard & Poor's

--------------------------------------------------------------------------------
MUNICIPALS
--------------------------------------------------------------------------------

TAX-EXEMPT bond FUND

PORTFOLIO MANAGER
Brian Placzek of WM Advisors, Inc. is the portfolio manager for the Tax-Exempt Bond Fund. Mr. Placzek is a Chartered Financial Analyst and has been with WM Advisors, Inc. for over seven years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 6 MONTHS?
The past six months has been a dramatic period for fixed-income investors and for shareholders of the Tax-Exempt Bond Fund. During the period, interest rates in the Treasury market declined. As 1997 closed, long-term Treasury yields experienced significant reductions. A slowdown in growth stemming from the Asian crisis and low global inflation helped push rates lower. Conversely, municipal yields ended the period higher. This divergence may lay the foundation for better relative performance by municipals going forward.

The merger of Sierra National Municipal Fund resulted in a large inflow of assets, but did not change the style or strategy of the Fund. Overall, the Fund's total return for Class A shares appreciated 2.37% (-2.24% adjusted for the maximum sales charge) during the period.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?
In late 1997, a lack of inflation (falling to the lowest levels since the 1960s), helped pull bond yields down. This was compounded by the explosion of the Asian crisis, which culminated with fears that South Korea would default on its debt at the beginning of 1998. U.S. bond yields benefited from a general "flight to quality" and from a belief that the collapse in Asia would slow our strong economy. This slowing could help keep inflation under control. Bond investors reacted favorably, pushing the yield on the 30-year Treasury bond to an all-time low of 5.69%.

The panic in Asia eased somewhat after January. Concerns then revived about the strength of the domestic economy. Confronted with record home sales, soaring consumer confidence, and unemployment at a 28-year low, market participants worried about the potential for an increase in inflation. Bond yields rose from their January lows, but finished the period lower, with the yield on the 30-year Treasury closing under 6%.

Municipal bonds, however, performed poorly over the same period. Like Treasuries, municipal bond yields attained their period lows in January when AAA rated 30-year municipal bond yields fell to 4.88%1. However, yields on municipal bonds ended the period generally higher. This had a negative impact on Fund performance relative to taxable investments.

The poor performance of municipal bonds can be attributed to lower levels of demand coupled with an onslaught of supply. Cash flows into municipal bond funds have been generally weak, but the supply side has driven performance. There has been a high degree of issuance from municipalities. As rates declined, municipalities issued new bonds to refinance existing bonds at the lower rates. Furthermore, whereas federal government issuance has declined, new money issuance (bonds not issued to refinance bonds) by municipalities rose about 27% during the first part of 1998 (relative to 1997).

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?
The overall look of the Fund changed slightly after the merger with the Sierra National Municipal Fund. Heavy sector investments in either Fund, such as hospitals in the Sierra Fund or utilities in the Composite Fund, were offset by under-representation in its counterpart. Generally, the combination of the two created a fund that is typical of the industry average. It is noteworthy that the credit quality remains in the AA category, and we intend to maintain that average.1 A change for former Composite shareholders who are individuals has been the addition of bonds subject to the Alternative Minimum Tax (AMT).2 Such bonds comprise about 15% of the overall assets in the Fund. AMT bonds can offer a higher yield than other bonds from a given issuer. Depending on an individual shareholder's circumstances, AMT treatment may or may not give rise to individual tax liabilities.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
Although the performance of municipal bonds has been poor relative to Treasuries, it may have established a basis for strong relative performance going forward. Municipal bond yields relative to treasuries are now at their cheapest level since the "Flat Tax Scare" of 1995. The months of June and July are normally periods of high municipal turnover, when maturities, bond calls, and coupon payments place a great deal of cash in the hands of investors. This can then incite demand in the market as reinvestment increases.

We plan to continue to focus investment into bonds that we believe have a low probability of being called. We intend to maintain our concentration in high quality bonds, with over one-third of the portfolio invested in insured bonds, and over two-thirds of the portfolio in AA or better rated securities.1

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
Current low levels of inflation are positive for all fixed-income investors. Given the effects of the Asian crisis and the corresponding global price competition, this trend should continue. More specifically, in the municipal market, the combination of municipal bonds "on sale," and municipal investors with an inflow of cash may be the right mix to prompt municipal bonds to outperform Treasury bonds in the coming months.

1 As rated by Standard & Poor's

2 A portion of the Fund's income may be subject to some state and/or local tax. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                            Fund (adjusted
          Fund (not            for the         Lehman Brothers
         adjusted for        maximum 4.5%          Municipal
         sales charge)      sales charge)            Index            Inflation

Apr 88     10,000                9,550              10,000              10,000
           10,006                9,556               9,971              10,034
           10,167                9,710              10,117              10,077
           10,217                9,757              10,182              10,119
           10,224                9,764              10,191              10,162
           10,385                9,918              10,376              10,230
           10,533               10,059              10,559              10,264
           10,478               10,006              10,461              10,272
           10,598               10,121              10,568              10,289
Jan 89     10,762               10,278              10,787              10,341
           10,692               10,211              10,664              10,383
           10,681               10,200              10,638              10,444
           10,879               10,389              10,890              10,511
           11,032               10,536              11,117              10,571
Jun        11,124               10,624              11,268              10,597
           11,234               10,728              11,421              10,622
           11,144               10,643              11,310              10,639
           11,129               10,628              11,276              10,673
           11,209               10,705              11,413              10,724
           11,365               10,854              11,613              10,750
           11,454               10,939              11,708              10,767
Jan 90     11,344               10,834              11,653              10,878
           11,466               10,950              11,757              10,929
           11,451               10,936              11,760              10,990
           11,319               10,810              11,676              11,007
           11,613               11,091              11,930              11,032
Jun        11,742               11,214              12,035              11,092
           11,890               11,355              12,212              11,134
           11,674               11,148              12,035              11,237
           11,721               11,194              12,042              11,331
           11,888               11,353              12,260              11,399
           12,189               11,640              12,507              11,424
           12,223               11,673              12,562              11,424
Jan 91     12,354               11,798              12,730              11,493
           12,431               11,872              12,841              11,510
           12,464               11,903              12,846              11,527
           12,564               11,999              13,017              11,544
           12,683               12,112              13,133              11,579
Jun        12,660               12,090              13,119              11,613
           12,850               12,272              13,279              11,630
           13,006               12,421              13,455              11,664
           13,178               12,585              13,630              11,715
           13,299               12,701              13,752              11,733
           13,293               12,695              13,791              11,767
           13,612               13,000              14,087              11,775
Jan 92     13,624               13,010              14,120              11,793
           13,593               12,981              14,124              11,835
           13,603               12,991              14,130              11,895
           13,723               13,105              14,255              11,912
           13,882               13,257              14,424              11,929
Jun        14,134               13,498              14,666              11,972
           14,690               14,029              15,106              11,997
           14,453               13,803              14,958              12,030
           14,461               13,810              15,055              12,064
           14,260               13,618              14,908              12,106
           14,613               13,955              15,174              12,123
           14,838               14,170              15,329              12,115
Jan 93     15,004               14,328              15,507              12,174
           15,556               14,856              16,068              12,217
           15,429               14,735              15,898              12,259
           15,574               14,873              16,059              12,294
           15,620               14,917              16,149              12,311
Jun        15,966               15,247              16,418              12,328
           15,912               15,196              16,440              12,328
           16,322               15,588              16,781              12,363
           16,549               15,804              16,973              12,389
           16,595               15,848              17,005              12,440
           16,333               15,598              16,855              12,448
           16,699               15,947              17,211              12,448
Jan 94     16,891               16,131              17,407              12,482
           16,389               15,652              16,956              12,524
           15,642               14,938              16,266              12,567
           15,709               15,002              16,405              12,584
           15,864               15,150              16,547              12,593
Jun        15,740               15,032              16,446              12,636
           16,045               15,323              16,747              12,670
           16,074               15,350              16,806              12,721
           15,777               15,067              16,559              12,755
           15,482               14,785              16,264              12,764
           15,163               14,480              15,970              12,781
           15,607               14,905              16,321              12,781
Jan 95     16,097               15,373              16,788              12,832
           16,626               15,878              17,276              12,883
           16,745               15,991              17,475              12,926
           16,749               15,995              17,496              12,968
           17,334               16,554              18,054              12,994
Jun        17,157               16,385              17,897              13,020
           17,296               16,518              18,067              13,020
           17,459               16,673              18,297              13,054
           17,552               16,762              18,412              13,080
           17,852               17,049              18,679              13,123
           18,221               17,401              18,989              13,114
           18,456               17,626              19,171              13,105
Jan 96     18,554               17,719              19,317              13,182
           18,369               17,543              19,185              13,225
           18,074               17,260              18,940              13,293
           17,960               17,152              18,887              13,345
           17,964               17,156              18,879              13,371
Jun        18,129               17,314              19,085              13,379
           18,297               17,474              19,259              13,404
           18,301               17,478              19,255              13,429
           18,519               17,685              19,524              13,472
           18,692               17,851              19,744              13,515
           19,008               18,153              20,104              13,541
           18,922               18,070              20,019              13,541
Jan 97     18,929               18,077              20,057              13,585
           19,098               18,239              20,242              13,627
           18,837               17,989              19,973              13,661
           18,964               18,111              20,140              13,677
           19,242               18,376              20,442              13,669
Jun        19,418               18,544              20,660              13,685
           20,018               19,117              21,232              13,702
           19,747               18,859              21,033              13,728
           19,948               19,050              21,283              13,762
           20,077               19,174              21,419              13,796
           20,182               19,273              21,546              13,788
           20,549               19,624              21,860              13,801
Jan 98     20,734               19,801              22,085              13,801
           20,682               19,751              22,092              13,809
           20,694               19,763              22,112              13,809
Apr 98     20,552               19,627              22,012              13,843

+The performance of the Class B shares and Class S shares was different than that indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B and Class S shareholders.

++ Represents inflation

The Lehman Brothers Municipal Bond Index is unmanaged and includes all investment grade municipal bond issues. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR  5 YEAR    10 YEAR
CLASS A SHARES
     Fund (not adjusted for sales charge)        8.36%   5.70%     7.47%
     Fund (adjusted for the maximum 4.5%
       sales charge)                             3.48%   4.73%     6.97%
     Lehman Brothers Municipal Index             9.30%   6.51%     8.21%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR  5 YEAR   SINCE INCEPTION
CLASS B SHARES                                                     March 1994
     Fund (not adjusted for sales charge)        7.47%   N/A         5.85%
     Fund (adjusted for the maximum
     contingent deferred sales charge)           2.47%   N/A         5.44%
     Lehman Brothers Municipal Index             9.30%   N/A         7.69%
--------------------------------------------------------------------------------
Class S share total return (not annulized) from the inception date of March 23, 1998 through April 30, 1998 was -0.79%, -5.73% adjusted for the maximum CDSC.

--------------------------------------------------------------------------------
     TAX-EXEMPT bond PORTFOLIO composition*
--------------------------------------------------------------------------------

      AAA ........................................................     39%
      AA .........................................................     26%
      A ..........................................................     17%
      BBB ........................................................     14%
      BB & B .....................................................      1%
      Cash .......................................................      2%
      Not Rated ..................................................      1%

                                                         * Percent of net assets

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------

BOND & STOCK fund

PORTFOLIO MANAGER
Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. has been the lead manager for the Bond & Stock Fund since January 1995. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 12 years of investment management experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 6 MONTHS?
The impressive bull run continued. Stocks advanced throughout the period ended April 30, 1998, with the biggest gains achieved by the largest companies found in the S&P 500 Index. The Bond & Stock Fund participated in this strong performance, and although it under performed the Index, it advanced nearly 10% for Class A shares in the past six months (9.78%, or 3.74% adjusted for the maximum sales charge).+ The Fund is invests in part in large, income-producing holdings which headlined the appreciation of the market. The fixed-income markets also reported positive performance as interest rates fell throughout late 1997; low global inflation was a decisive factor in the rate decline. The yield on the bell-weather 30-year Treasury bond hit a record low in January of 1998 and closed the period under 6%. Falling interest rates boosted the price of bonds and therefore had a positive impact on the performance of the Bond & Stock Fund.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?
The U.S. economy is remarkably healthy. The consumer is in good shape, housing is strong, unemployment is at a record bottom, and inflation is very low. The Asian economic crisis seems to have slowed the economy enough to keep growth at a more moderate pace and hold back price inflation. The lack of price pressures has enabled interest rates to decline and confidence in the economy to continue to build. This positive economic backdrop has allowed corporations to report solid growth in earnings, which in turn has led to higher stock prices. In addition, low interest rates allow companies to grow and expand with a reduced cost of capital. We maintained our bullish outlook throughout the period and shareholders have participated in the advance of both fixed-income and equity markets.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND
PERFORMANCE?
We maintained two-thirds of assets in equity securities; which include common stocks, convertibles, and real estate investment trusts (REITs). Because of the advance in domestic equity markets, this strategy has provided positive results. Even with the strong performance in recent years, we continued to find stocks at good prices that we believe represented prudent value investments. This strategy can be illustrated by examining the telecommunications industry. Our outlook for the sector was very positive and we therefore owned several telephone stocks. The companies included: AT&T, Ameritech, Frontier Corp., Southern New England Telecomm, and Sprint. During the period ended April 30, 1998, these stocks were strong performers, outpacing the general market by a substantial margin and rewarding shareholders of the Bond & Stock Fund. However, not all sectors were strong performers. In early 1998, we became concerned with the flood of new issues of REITs. Issuance peaked in late 1997, and although we reduced our holdings (to less than 5% of the overall portfolio), we did not entirely avoid their underperformance in early 1998.

In the bond portfolio, our average maturity was positioned to take advantage of the decline in interest rates in late 1997. This strategy had a positive impact on Fund performance. In February, we saw rates hit our intermediate target and therefore shortened the average maturity of the portfolio. This was done in an attempt to reduce the overall risk of the portfolio.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
We continue our core strategy of seeking out high quality companies whose stocks trade in the market at prices significantly less than our estimate of their underlying value. The Fund attempts to provide a broadly diversified portfolio of high quality investments designed to meet the long-term objectives of most investors. A diversified portfolio can temper volatility and lower portfolio risk as different types of assets may (asset classes) react differently to changing market conditions. We feel that the portfolio is positioned to take advantage of these changing market conditions and to provide the investment vehicle to meet your investment goals.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
We expect the pace of the economy to slow as we move deeper into 1998. A slowdown should result in a further decline in interest rates and increased concern over the sustainability of corporate earnings. The effects of such a scenario will be positive to both bonds and interest rate-sensitive stocks. The overall equity market appears to be fairly valued at current prices but stock selection will become increasingly important in the future.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                 Fund (adjusted
  Fund (not          for the       Lehman Brothers
 adjusted for      maximum 5.5%      Government/       S&P 500
 sales charge)    sales charge)    Corporate Index      Index          Inflation

    10,000            9,450            10,000           10,000           10,000
     9,888            9,345             9,933           10,078           10,034
    10,315            9,748            10,157           10,546           10,077
    10,336            9,767            10,100           10,503           10,119
    10,202            9,641            10,126           10,156           10,162
    10,449            9,875            10,348           10,586           10,230
    10,678           10,091            10,531           10,875           10,264
    10,522            9,944            10,412           10,721           10,272
    10,585           10,003            10,447           10,915           10,289
    10,988           10,384            10,586           11,704           10,341
    10,935           10,334            10,506           11,413           10,383
    10,999           10,394            10,562           11,682           10,444
    11,246           10,627            10,786           12,285           10,511
    11,568           10,932            11,052           12,779           10,571
    11,665           11,023            11,412           12,710           10,597
    12,120           11,454            11,649           13,851           10,622
    12,175           11,505            11,469           14,118           10,639
    12,110           11,444            11,519           14,063           10,673
    11,990           11,330            11,811           13,736           10,724
    11,913           11,258            11,917           14,021           10,750
    11,890           11,236            11,935           14,352           10,767
    11,494           10,861            11,771           13,389           10,878
    11,550           10,915            11,797           13,562           10,929
    11,663           11,021            11,798           13,919           10,990
    11,376           10,751            11,690           13,575           11,007
    12,007           11,346            12,029           14,898           11,032
    12,029           11,367            12,224           14,794           11,092
    11,994           11,334            12,375           14,747           11,134
    11,298           10,677            12,196           13,415           11,237
    11,052           10,444            12,297           12,755           11,331
    11,123           10,511            12,461           12,708           11,399
    11,640           11,000            12,732           13,526           11,424
    11,899           11,245            12,925           13,897           11,424
    12,305           11,628            13,069           14,511           11,493
    12,902           12,192            13,182           15,550           11,510
    13,081           12,362            13,273           15,920           11,527
    13,275           12,544            13,425           15,965           11,544
    13,589           12,841            13,488           16,648           11,579
    13,334           12,601            13,474           15,887           11,613
    13,481           12,739            13,643           16,631           11,630
    13,676           12,924            13,957           17,022           11,664
    13,775           13,017            14,249           16,742           11,715
    13,837           13,076            14,376           16,967           11,733
    13,614           12,865            14,519           16,281           11,767
    14,488           13,691            15,009           18,142           11,775
    14,435           13,641            14,787           17,805           11,793
    14,553           13,753            14,865           18,033           11,835
    14,493           13,696            14,783           17,679           11,895
    14,824           14,008            14,872           18,194           11,912
    14,903           14,084            15,160           18,292           11,929
    14,891           14,072            15,383           18,027           11,972
    15,359           14,514            15,777           18,753           11,997
    15,279           14,439            15,917           18,374           12,030
    15,454           14,604            16,134           18,586           12,064
    15,238           14,400            15,887           18,653           12,106
    15,589           14,732            15,873           19,281           12,123
    15,921           15,045            16,146           19,534           12,115
    16,059           15,176            16,498           19,676           12,174
    16,266           15,371            16,841           19,942           12,217
    16,570           15,658            16,898           20,371           12,259
    16,430           15,527            17,028           19,872           12,294
    16,598           15,685            17,020           20,408           12,311
    16,655           15,739            17,406           20,476           12,328
    16,683           15,765            17,518           20,379           12,328
    17,204           16,257            17,920           21,156           12,363
    17,154           16,211            17,983           20,999           12,389
    17,367           16,412            18,057           21,426           12,440
    17,126           16,184            17,853           21,224           12,448
    17,396           16,440            17,931           21,485           12,448
    17,890           16,906            18,200           22,205           12,482
    17,469           16,508            17,804           21,605           12,524
    16,781           15,858            17,367           20,666           12,567
    16,884           15,955            17,223           20,934           12,584
    16,972           16,038            17,192           21,276           12,593
    16,649           15,733            17,153           20,750           12,636
    17,078           16,139            17,496           21,437           12,670
    17,507           16,544            17,503           22,309           12,721
    17,137           16,194            17,238           21,772           12,755
    17,211           16,265            17,219           22,270           12,764
    16,838           15,912            17,188           21,453           12,781
    17,026           16,089            17,302           21,766           12,781
    17,315           16,363            17,634           22,332           12,832
    17,833           16,852            18,043           23,199           12,883
    18,266           17,262            18,164           23,885           12,926
    18,727           17,697            18,417           24,580           12,968
    19,373           18,308            19,188           25,551           12,994
    19,765           18,678            19,342           26,152           13,020
    20,168           19,059            19,266           27,022           13,020
    20,370           19,250            19,513           27,095           13,054
    21,015           19,859            19,712           28,231           13,080
    21,093           19,933            20,002           28,132           13,123
    21,735           20,539            20,332           29,370           13,114
    22,334           21,106            20,631           29,913           13,105
    22,965           21,702            20,759           30,942           13,182
    22,868           21,611            20,318           31,239           13,225
    22,907           21,647            20,148           31,539           13,293
    23,054           21,786            20,009           32,003           13,345
    23,397           22,110            19,975           32,828           13,371
    23,536           22,242            20,242           32,963           13,379
    22,927           21,666            20,289           31,496           13,404
    23,240           21,962            20,240           32,164           13,429
    24,064           22,740            20,601           33,971           13,472
    24,396           23,054            21,081           34,902           13,515
    25,507           24,104            21,468           37,551           13,541
    25,372           23,976            21,230           36,815           13,541
    25,997           24,567            21,256           39,102           13,585
    26,282           24,837            21,300           39,418           13,627
    25,813           24,394            21,047           37,778           13,661
    26,281           24,836            21,354           40,034           13,677
    27,451           25,942            21,553           42,492           13,669
    28,278           26,723            21,811           44,387           13,685
    29,657           28,025            22,479           47,911           13,702
    28,695           27,117            22,227           45,247           13,728
    29,856           28,214            22,576           47,727           13,762
    29,472           27,851            22,937           46,133           13,796
    30,130           28,472            23,059           48,269           13,788
    30,419           28,746            23,301           49,099           13,801
    30,419           28,746            23,629           49,642           13,801
    31,502           29,769            23,582           53,220           13,809
    32,138           30,370            23,655           55,943           13,809
    32,353           30,574            23,773           56,506           13,843

+The performance of the Class B shares was different than that indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B shareholders.

++ Represents inflation

The Standard & Poor's Composite Index of 500 Stocks (S&P 500) represents an unmanaged weighted index of 500 companies. The Lehman Brothers Government/Corporate Index is unmanaged and represents all U.S. government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR      10 YEAR
CLASS A SHARES
     Fund (not adjusted for sales charge)       23.10%   14.51%      12.46%
     Fund (adjusted for the maximum 5.5%
       sales charge)                            16.33%   13.22%      11.82%
     Lehman Brothers Government/Corporate
       Index                                    11.33%    6.90%       9.05%
     S&P 500 Index                              41.15%   23.25%      18.91%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR  SINCE INCEPTION
CLASS B SHARES                                                     March 1994
     Fund (not adjusted for sales charge)       22.20%    N/A        16.45%
     Fund (adjusted for the maximum
       contingent deferred sales charge)        17.23%    N/A        16.14%
     Lehman Brothers Government/Corporate
       Index                                    11.33%    N/A         7.99%
     S&P 500 Index                              41.15%    N/A        27.93%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     BOND & STOCK fund PORTFOLIO composition
--------------------------------------------------------------------------------

      Treasuries & Agencies ......................................     15%
      Mortgage-Backed ............................................      7%
      Corporate Bonds ............................................      9%
      Common Stocks ..............................................     57%
      Convertible Bonds ..........................................      4%
      Convertible Preferred Stocks ...............................      7%
      Other ......................................................      1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------

GROWTH & INCOME fund

PORTFOLIO MANAGER
Philip M. Foreman, Senior Portfolio Manager of WM Advisors, Inc. has managed the Growth & Income Fund since joining the Firm in November, 1991. Mr. Foreman is both a Chartered Financial Analyst and a Certified Financial Planner, holds an MBA, and has over 12 years of experience in the investment industry.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 6 MONTHS?
The period was dominated by strong fundamental performance. Markets advanced on positive economic news and continued strength in earnings. This was especially evident in the larger-capitalized companies that dominate the Growth & Income Fund's portfolio. Although it underperformed relative to the S&P 500, the Fund's Class A shares total return appreciated 15.42% (9.07% adjusted for the maximum sales charge) for the period ended April 30, 1998.+

Another trend in domestic equity markets was that of mergers and acquisitions. Three of our holdings were bought out at substantial premiums to their previous trading prices and subsequently rewarded our shareholders: Zurn Industries, Greentree Financial and Waste Management. Also, some mega-cap securities benefited from a "flight to quality" and lack of Asian market exposure (GE, Merck and Abbott Labs are examples) during the period. The "flight to quality" transpired as many worldwide investors poured money into more predictable, large, U.S. corporations after the debacle in the Asian economies.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?
Heavy flow of money into large-cap index issues characterized the period. Larger-company stocks performed better than almost all other classes of equities. This was driven by economic conditions that produced low interest rates, slowing economic growth from Asian countries, and record levels of mergers and acquisitions. We believe most of the holdings in the Fund may benefit from moderate economic growth conditions as earnings are able to grow with low inflation and lower costs of capital. The Fund avoided commodity and basic industry issues during the period, as low cost Asian imports could negatively impact their profitability. The Fund also owned a number of good performing franchise businesses that have proved to be attractive for takeovers in today's business environment.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?
Due to its underweight in retail stocks, the Fund did not fully participate in the appreciation of this sector. We were, and still are, concerned by the lack of competitive advantage and barriers to entry in the industry. During the period, the Fund was overweighted in software at the expense of computer hardware and semiconductors. This proved to be beneficial, as software sales held up much better than mainframe computers and chips. This can be attributed to the lack of Asian competitors who, in these other sectors, greatly increased their exports into the United States after the currency crisis.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
We continue to believe that we have a portfolio of good businesses that are trading at attractive prices. We still are finding plenty of companies to buy that we believe are "on sale," despite the high level of the overall market. We will maintain our overall value approach, focusing on businesses which are unique and we expect to generate sustainable cash flows and profitability. Our outlook calls for slowing economic growth, good money flows, and a continuation of mergers and acquisitions. All these factors provide a healthy environment for holdings of the Growth & Income Fund.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
We see slowing corporate profits from the basic industry, commodity, and computer hardware/semiconductor sectors of the market place. Low cost Asian imports stemming from the currency crisis in these countries should keep prices and inflation low. Low global inflation should help maintain interest rates at flat to slightly lower levels, which should be very positive for stocks. Despite the possible volatility in certain industries, we maintain our positive long-term outlook for the equity markets and believe that current conditions continue to provide a strong backdrop for equity investment.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                            Fund (adjusted
          Fund (not            for the
         adjusted for        maximum 5.5%           S&P 500
         sales charge)      sales charge)            Index            Inflation

Apr 88     10,000                9,450              10,000              10,000
            9,912                9,367              10,078              10,034
           10,332                9,764              10,546              10,077
           10,371                9,800              10,503              10,119
           10,179                9,619              10,156              10,162
           10,487                9,910              10,586              10,230
           10,800               10,206              10,875              10,264
           10,596               10,013              10,721              10,272
           10,723               10,133              10,915              10,289
Jan 89     11,283               10,663              11,704              10,341
           11,254               10,635              11,413              10,383
           11,343               10,719              11,682              10,444
           11,630               10,990              12,285              10,511
           11,966               11,308              12,779              10,571
Jun        11,887               11,233              12,710              10,597
           12,465               11,779              13,851              10,622
           12,674               11,977              14,118              10,639
           12,526               11,837              14,063              10,673
           12,205               11,533              13,736              10,724
           12,014               11,353              14,021              10,750
           12,021               11,360              14,352              10,767
Jan 90     11,446               10,817              13,389              10,878
           11,555               10,919              13,562              10,929
           11,717               11,073              13,919              10,990
           11,268               10,649              13,575              11,007
           12,111               11,445              14,898              11,032
Jun        12,011               11,350              14,794              11,092
           11,857               11,204              14,747              11,134
           10,776               10,183              13,415              11,237
           10,243                9,680              12,755              11,331
           10,221                9,659              12,708              11,399
           10,945               10,343              13,526              11,424
           11,302               10,680              13,897              11,424
Jan 91     11,908               11,253              14,511              11,493
           12,772               12,070              15,550              11,510
           13,042               12,324              15,920              11,527
           13,211               12,485              15,965              11,544
           13,675               12,922              16,648              11,579
Jun        13,289               12,558              15,887              11,613
           13,517               12,773              16,631              11,630
           13,653               12,902              17,022              11,664
           13,608               12,860              16,742              11,715
           13,562               12,816              16,967              11,733
           13,128               12,406              16,281              11,767
           14,397               13,605              18,142              11,775
Jan 92     14,446               13,651              17,805              11,793
           14,677               13,870              18,033              11,835
           14,567               13,765              17,679              11,895
           14,971               14,148              18,194              11,912
           15,008               14,183              18,292              11,929
Jun        14,776               13,963              18,027              11,972
           15,294               14,453              18,753              11,997
           14,936               14,115              18,374              12,030
           15,196               14,360              18,586              12,064
           14,911               14,091              18,653              12,106
           15,568               14,712              19,281              12,123
           15,980               15,101              19,534              12,115
Jan 93     16,057               15,174              19,676              12,174
           15,993               15,113              19,942              12,217
           16,383               15,482              20,371              12,259
           16,075               15,191              19,872              12,294
           16,421               15,518              20,408              12,311
Jun        16,313               15,416              20,476              12,328
           16,223               15,330              20,379              12,328
           16,661               15,744              21,156              12,363
           16,377               15,476              20,999              12,389
           16,558               15,648              21,426              12,440
           16,455               15,550              21,224              12,448
           17,067               16,128              21,485              12,448
Jan 94     17,836               16,855              22,205              12,482
           17,556               16,591              21,605              12,524
           16,861               15,934              20,666              12,567
           17,058               16,120              20,934              12,584
           17,282               16,332              21,276              12,593
Jun        16,924               15,993              20,750              12,636
           17,474               16,513              21,437              12,670
           18,178               17,179              22,309              12,721
           17,777               16,799              21,772              12,755
           17,975               16,986              22,270              12,764
           17,451               16,491              21,453              12,781
           17,505               16,542              21,766              12,781
Jan 95     17,784               16,805              22,332              12,832
           18,386               17,374              23,199              12,883
           18,921               17,881              23,885              12,926
           19,378               18,312              24,580              12,968
           19,864               18,772              25,551              12,994
Jun        20,255               19,141              26,152              13,020
           20,979               19,826              27,022              13,020
           21,142               19,979              27,095              13,054
           21,860               20,657              28,231              13,080
           21,726               20,531              28,132              13,123
           22,616               21,372              29,370              13,114
           23,303               22,021              29,913              13,105
Jan 96     23,967               22,648              30,942              13,182
           24,291               22,955              31,239              13,225
           24,522               23,173              31,539              13,293
           25,095               23,714              32,003              13,345
           25,636               24,226              32,828              13,371
Jun        25,668               24,256              32,963              13,379
           24,379               23,039              31,496              13,404
           25,109               23,728              32,164              13,429
           26,560               25,100              33,971              13,472
           26,856               25,379              34,902              13,515
           28,817               27,232              37,551              13,541
           28,494               26,927              36,815              13,541
Jan 97     29,847               28,205              39,102              13,585
           30,014               28,363              39,418              13,627
           28,976               27,382              37,778              13,661
           30,047               28,394              40,034              13,677
           32,039               30,277              42,492              13,669
Jun        33,679               31,827              44,387              13,685
           36,212               34,220              47,911              13,702
           34,602               32,698              45,247              13,728
           36,556               34,545              47,727              13,762
           35,246               33,308              46,133              13,796
           36,321               34,324              48,269              13,788
           36,906               34,876              49,099              13,801
Jan 98     36,290               34,294              49,642              13,801
           39,066               36,917              53,220              13,809
           40,511               38,283              55,943              13,809
Apr 98     40,682               38,444              56,506              13,843

+The performance of the Class B shares and Class S shares was different than that indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B and Class S shareholders.

++ Represents inflation

The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR      10 YEAR
CLASS A SHARES
     Fund (not adjusted for sales charge)       35.39%   20.41%      14.99%
     Fund (adjusted for the maximum 5.5%
       sales charge)                            27.94%   19.05%      14.34%
     S&P 500 Index                              41.15%   23.25%      18.91%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR  SINCE INCEPTION
CLASS B SHARES                                                     March 1994
     Fund (not adjusted for sales charge)       34.50%    N/A        23.08%
     Fund (adjusted for the maximum
       contingent deferred sales charge)        29.50%    N/A        22.83%
     S&P 500 Index                              41.15%    N/A        27.93%
--------------------------------------------------------------------------------

Class S share total return (not annualized) from the inception date of March 23, 1998 through April 30, 1998 was 0.56%, -4.44% adjusted for the maximum CDSC.

--------------------------------------------------------------------------------
     GROWTH & INCOME fund PORTFOLIO composition*
--------------------------------------------------------------------------------

      Financials .................................................     18%
      Consumer ...................................................     16%
      Capital Goods ..............................................     12%
      Technology .................................................     15%
      Healthcare .................................................     12%
      REITs ......................................................      3%
      Transportation .............................................      2%
      Utilities ..................................................      7%
      Media/Telecom ..............................................     10%
      Convertible & Preferred ....................................      5%

*differences from Financials are a result of a consolidation of industries or sectors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------

NORTHWEST fund

PORTFOLIO MANAGER
David Simpson Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since March 1993. He is a Chartered Financial Analyst, holds an MBA, and has over 11 years of continuous investment experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 6 MONTHS?
Equity performance was strong for the period. A healthy domestic economy, continued productivity improvements, and low levels of inflation helped push stock markets higher. The Northwest Fund's Class A Shares rose 12.11% (5.94% adjusted for the maximum sales charge) in the six-month period ended April 30, 1998.+ Although the performance was strong, the Fund underperformed relative to its benchmark, the S&P 500 Index, which returned 22.5% over the same period. The Fund has significant exposure to smaller technology companies which were adversely affected by concerns over the influence of the Asian currency crisis and by a slowing market for personal computers. Of the ten worst performing stocks in the Fund, nine were technology companies. Of the ten best performing stocks, Microsoft was the only technology company.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?
The S&P 500 performed better than the Fund due to the large capitalization growth stocks that dominate its composition. These stocks have been favored by investors because they are viewed as more insulated from the troubles in Asia and as more liquid. This phenomenon has been termed a "flight to quality" when the inflow of assets is concentrated in these largest corporations. As these troubles subside, we expect technology stocks and smaller stocks to rebound. Technology stocks tend to be very volatile, but long-term prospects for the industry are very good. Our concentrations in these stocks have provided shareholders with very good long-run results. We have used weakness in this sector as an opportunity to add to positions of companies in which we have a high degree of confidence in their long-run prospects.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?
While we have not made significant shifts in the holdings or sectors of the Fund, we have made some minor enhancements in the last six months. We trimmed our exposure to retail stocks as some of these stocks began to look rather expensive. We are holding modestly more cash as we are seeing fewer compelling values in this market. However, we are constantly scouting and scouring the markets for such opportunities.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?
We continue to believe that investing in high quality companies located or doing business in the Northwest will serve our shareholders well over the long run. Although we sense that the market is rather fully valued, we believe shareholders with a long-term investment horizon will be rewarded.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?
The Northwest economy continues to be very strong, although there are signs that growth may be slowing from its recent torrid pace. The region has some dependence on Asia and exports have slowed due to the impact of unfavorable currency exchange rates. On the other hand, imports are flooding the Northwest ports as Asian goods are much cheaper on a currency-adjusted basis. Boeing is maintaining a high level of employment as it struggles to efficiently produce aircraft faster than ever before. Microsoft continues to grow its employment base which provides excellent support for the region's economy. While some slowing of the Northwest's economy is to be expected, we do not see a recession on the horizon. Because the Fund is invested in many companies with national or global markets, investors are cautioned not to view the Fund as a proxy for only the Northwest economy.

                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                            Fund (adjusted
          Fund (not            for the
         adjusted for        maximum 5.5%           S&P 500
         sales charge)      sales charge)            Index            Inflation

Apr 88     10,000                9,450              10,000              10,000
           10,022                9,470              10,078              10,034
           10,830               10,235              10,546              10,077
           10,469                9,893              10,503              10,119
           10,303                9,736              10,156              10,162
           10,910               10,310              10,586              10,230
           10,932               10,331              10,875              10,264
           10,686               10,098              10,721              10,272
           10,831               10,235              10,915              10,289
Jan 89     11,709               11,065              11,704              10,341
           11,723               11,078              11,413              10,383
           12,000               11,340              11,682              10,444
           12,963               12,250              12,285              10,511
           13,539               12,795              12,779              10,571
Jun        13,079               12,360              12,710              10,597
           13,992               13,223              13,851              10,622
           14,817               14,002              14,118              10,639
           15,146               14,313              14,063              10,673
           14,883               14,065              13,736              10,724
           14,993               14,168              14,021              10,750
           14,947               14,125              14,352              10,767
Jan 90     13,952               13,185              13,389              10,878
           14,472               13,676              13,562              10,929
           15,569               14,713              13,919              10,990
           15,020               14,194              13,575              11,007
           16,808               15,883              14,898              11,032
Jun        16,866               15,939              14,794              11,092
           16,353               15,453              14,747              11,134
           14,070               13,296              13,415              11,237
           12,909               12,199              12,755              11,331
           12,401               11,719              12,708              11,399
           13,982               13,213              13,526              11,424
           14,784               13,971              13,897              11,424
Jan 91     16,678               15,761              14,511              11,493
           17,939               16,952              15,550              11,510
           18,624               17,600              15,920              11,527
           19,112               18,060              15,965              11,544
           20,189               19,079              16,648              11,579
Jun        18,845               17,808              15,887              11,613
           19,710               18,626              16,631              11,630
           20,479               19,352              17,022              11,664
           20,021               18,919              16,742              11,715
           19,902               18,808              16,967              11,733
           19,125               18,073              16,281              11,767
           21,273               20,103              18,142              11,775
Jan 92     22,305               21,078              17,805              11,793
           22,641               21,396              18,033              11,835
           21,901               20,696              17,679              11,895
           20,876               19,728              18,194              11,912
           20,666               19,530              18,292              11,929
Jun        19,941               18,844              18,027              11,972
           20,121               19,014              18,753              11,997
           19,566               18,490              18,374              12,030
           20,301               19,184              18,586              12,064
           21,051               19,893              18,653              12,106
           21,965               20,757              19,281              12,123
           22,026               20,815              19,534              12,115
Jan 93     22,146               20,928              19,676              12,174
           21,440               20,261              19,942              12,217
           22,274               21,049              20,371              12,259
           21,703               20,509              19,872              12,294
           22,229               21,007              20,408              12,311
Jun        21,635               20,445              20,476              12,328
           20,822               19,677              20,379              12,328
           21,666               20,474              21,156              12,363
           21,161               19,997              20,999              12,389
           21,855               20,653              21,426              12,440
           22,292               21,066              21,224              12,448
           22,575               21,333              21,485              12,448
Jan 94     23,265               21,985              22,205              12,482
           23,579               22,282              21,605              12,524
           22,723               21,473              20,666              12,567
           22,628               21,384              20,934              12,584
           22,958               21,696              21,276              12,593
Jun        22,244               21,020              20,750              12,636
           22,385               21,154              21,437              12,670
           23,627               22,328              22,309              12,721
           22,707               21,458              21,772              12,755
           22,503               21,265              22,270              12,764
           22,125               20,908              21,453              12,781
           22,255               21,031              21,766              12,781
Jan 95     22,144               20,926              22,332              12,832
           22,933               21,672              23,199              12,883
           23,709               22,405              23,885              12,926
           24,388               23,046              24,580              12,968
           24,404               23,061              25,551              12,994
Jun        25,829               24,409              26,152              13,020
           26,745               25,274              27,022              13,020
           27,140               25,648              27,095              13,054
           28,141               26,593              28,231              13,080
           27,508               25,995              28,132              13,123
           27,888               26,354              29,370              13,114
           28,156               26,608              29,913              13,105
Jan 96     28,028               26,487              30,942              13,182
           28,684               27,106              31,239              13,225
           29,348               27,734              31,539              13,293
           31,492               29,760              32,003              13,345
           32,340               30,562              32,828              13,371
Jun        30,980               29,276              32,963              13,379
           28,884               27,295              31,496              13,404
           30,692               29,004              32,164              13,429
           31,572               29,836              33,971              13,472
           31,508               29,775              34,902              13,515
           33,685               31,832              37,551              13,541
           34,509               32,611              36,815              13,541
Jan 97     36,669               34,652              39,102              13,585
           36,581               34,569              39,418              13,627
           35,141               33,208              37,778              13,661
           36,370               34,370              40,034              13,677
           40,234               38,021              42,492              13,669
Jun        42,096               39,780              44,387              13,685
           44,976               42,502              47,911              13,702
           44,344               41,905              45,247              13,728
           48,031               45,390              47,727              13,762
           45,520               43,017              46,133              13,796
           46,663               44,096              48,269              13,788
           45,855               43,333              49,099              13,801
Jan 98     45,938               43,411              49,642              13,801
           50,077               47,323              53,220              13,809
           50,798               48,004              55,943              13,809
Apr 98     51,032               48,225              56,506              13,843

+The performance of the Class B shares was different than that indicated by the lines shown above for the Class A shares, based on the difference in sales loads and fees paid by Class B shareholders.

++ Represents inflation

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR     10 YEAR
CLASS A SHARES
     Fund (not adjusted for sales charge)       40.31%   18.65%      17.70%
     Fund (adjusted for the maximum 5.5%
       sales charge)                            32.57%   17.31%      17.04%
     S&P 500 Index                              41.15%   23.25%      18.91%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98      1 YEAR   5 YEAR  SINCE INCEPTION
CLASS B SHARES                                                     March 1994
     Fund (not adjusted for sales charge)       39.11%    N/A        21.00%
     Fund (adjusted for the maximum
       contingent deferred sales charge)        34.11%    N/A        20.73%
     S&P 500 Index                              41.15%    N/A        27.93%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     NORTHWEST fund PORTFOLIO composition*
--------------------------------------------------------------------------------

      Financials .................................................     11%
      Consumer ...................................................     15%
      Capital Goods ..............................................     13%
      Technology .................................................     30%
      Healthcare .................................................     12%
      REITs ......................................................      2%
      Transportation .............................................      5%
      Utilities ..................................................      1%
      Media/Telecom ..............................................      5%
      Cash & Other ...............................................      6%

*differences from Financials are a result of a consolidation of industries or sectors
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
WM GROUP OF FUNDS
APRIL 30, 1998 (UNAUDITED)

                                                     TAX-EXEMPT       U.S.
                                          MONEY         MONEY      GOVERNMENT
                                          MARKET       MARKET      SECURITIES
                                           FUND         FUND          FUND
                                       ------------  -----------  ------------
ASSETS:
Investments, at value (Note 2)

  See portfolios of investments (a)    $462,721,142  $28,730,172  $465,802,730
Cash ................................     2,784,902      211,908       315,010
Receivable for dollar roll fee income
  (Notes 2 and 6) ...................       --           --              2,406
Dividends and/or interest receivable      1,753,805      274,864     3,877,005
Receivable for Fund shares sold .....     1,992,430      138,756       310,533
Receivable for investment securities
  sold ..............................       --           --            --
Prepaid expenses and other assets ...        91,280       15,887        19,656
                                       ------------  -----------  ------------
    Total Assets ....................   469,343,559   29,371,587   470,327,340
                                       ------------  -----------  ------------
LIABILITIES:
Payable for dollar roll transactions
  (Notes 2 and 6) ...................       --           --          6,114,042
Variation margin payable (Note 2) ...       --           --            114,844
Reverse repurchase agreements (Notes
  2 and 6) ..........................       --           --         80,498,224
Payable for Fund shares redeemed ....     6,317,015      230,658       925,923
Payable for investment securities
  purchased .........................    10,000,000    1,691,103       --
Investment advisory fee payable (Note
  3) ................................       175,564       10,620       162,374
Shareholder servicing and
  distribution fees payable (Notes 3
  and 5) ............................        77,111        2,284       120,598
Dividends payable ...................        12,673       79,434       879,523
Accrued legal and audit fees ........         4,800        5,235         5,335
Accrued Trustees' fees and expenses
  (Note 4) ..........................         2,101        5,182         2,101
Accrued registration and filing fees
  payable ...........................           813          136       --
Due to Custodian ....................       --           --            --
Accrued expenses and other payables .       336,491        5,172       244,271
                                       ------------  -----------  ------------
    Total Liabilities  ..............    16,926,568    2,029,824    89,067,235
                                       ------------  -----------  ------------
NET ASSETS ..........................  $452,416,991  $27,341,763  $381,260,105
                                       ============  ===========  ============
----------------
(a) Investments, at cost (Note 2) ...  $462,721,142  $28,730,172  $455,652,011

                       See Notes to Financial Statements.

                           HIGH           TAX-EXEMPT          BOND &           GROWTH &
       INCOME              YIELD             BOND             STOCK             INCOME          NORTHWEST
        FUND               FUND              FUND              FUND              FUND              FUND
--------------------  ---------------  ----------------  ----------------  ----------------  ----------------

      $  259,977,644    $  10,560,294    $  326,874,303    $  385,239,089    $  851,615,589    $  344,654,301
             130,468              646           --                --                 97,112            24,616
             --               --                --                --                --                --
           4,338,150          115,222         5,397,398         2,603,290           575,668            92,454
             483,097          --                 66,816         1,618,154         1,803,374         1,025,522
             --                27,004           --              5,198,834         4,056,290           436,168
             158,036          --                 37,997            24,841            55,086            19,451
      --------------    -------------    --------------    --------------    --------------    --------------
         265,087,395       10,703,166       332,376,514       394,684,208       858,203,119       346,252,512
      --------------    -------------    --------------    --------------    --------------    --------------

             --               --                --                --                --                --
             --               --                --                --                --                --
             --               --                --                --                --                --
           1,290,359          --                815,566           477,693         1,427,330           467,830
             278,663          642,433               509         1,598,899         8,118,105         2,460,744
             187,543            3,939           138,740           185,716           507,092           174,951
             108,328            1,576            29,231           147,741           147,766           130,915
             551,524           27,004           459,121           --                 14,192           --
               4,133              560             2,128             8,765            15,000             8,295
               2,101              300             2,101             5,182             4,556             5,182
               5,502              400             5,502            18,839            67,000             9,551
             --               --                 53,829           393,202           --                  9,522
             134,618            1,416           169,156            47,066           425,671            75,149
      --------------    -------------    --------------    --------------    --------------    --------------
           2,562,771          677,628         1,675,883         2,883,103        10,726,712         3,342,139
      --------------    -------------    --------------    --------------    --------------    --------------
      $  262,524,624    $  10,025,538    $  330,700,631    $  391,801,105    $  847,476,407    $  342,910,373
      ==============    =============    ==============    ==============    ==============    ==============

        $241,889,183      $10,593,696      $296,840,517      $323,380,495      $666,050,403      $219,994,602

                       See Notes to Financial Statements.

WM GROUP OF FUNDS
APRIL 30, 1998 (UNAUDITED)

                                                    TAX-EXEMPT       U.S.
                                        MONEY         MONEY       GOVERNMENT
                                       MARKET         MARKET      SECURITIES
                                        FUND           FUND          FUND
                                    -------------  ------------  -------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(accumulated net
  investment
  loss/distributions in excess of
  net investment income) .........    $  --         $  --           $  41,000
Accumulated net realized gain/
  (loss) on investments sold,
  futures contracts, closed
  written options, forward foreign
  currency contracts and foreign
  currency transactions ..........        24,896       --          (7,136,028)
Net unrealized appreciation/
  (depreciation) of investments,
  foreign currency, written
  options, futures contracts,
  forward foreign currency
  contracts and other assets and
  liabilities ....................       --            --          10,153,451
Paid-in capital ..................   452,392,095    27,341,763    378,201,682
                                    ------------   -----------   ------------
    Total Net Assets .............  $452,416,991   $27,341,763   $381,260,105
                                    ============   ===========   ============
NET ASSETS:
Class A Shares ...................  $354,347,547   $27,329,668   $294,038,697
                                    ============   ===========   ============
Class B Shares ...................  $  3,216,131   $    12,095   $ 22,081,393
                                    ============   ===========   ============
Class S Shares ...................  $  7,020,240   $   --        $  6,748,647
                                    ============   ===========   ============
Class I Shares ...................  $ 87,833,073   $   --        $ 58,391,368
                                    ============   ===========   ============
SHARES OUTSTANDING:
Class A Shares ...................   354,328,956    27,329,668     27,148,122
                                    ============   ===========   ============
Class B Shares ...................     3,215,931        12,095      2,039,590
                                    ============   ===========   ============
Class S Shares ...................     7,019,731       --             622,636
                                    ============   ===========   ============
Class I Shares ...................    87,827,477       --           5,386,588
                                    ============   ===========   ============
CLASS A SHARES:
Net asset value per share of
  beneficial interest outstanding*         $1.00         $1.00         $10.83
                                    ============   ===========   ============
Maximum sales charge .............       --            --               4.50%
                                    ============   ===========   ============
Maximum offering price per share
  of beneficial interest
  outstanding ....................       --            --              $11.34
                                    ============   ===========   ============
CLASS B SHARES:
Net asset value and offering price
  per share of beneficial interest
  outstanding* ...................         $1.00         $1.00         $10.83
                                    ============   ===========   ============
CLASS S SHARES:
Net asset value and offering price
  per share of beneficial interest
  outstanding* ...................         $1.00       --              $10.84
                                    ============   ===========   ============
CLASS I SHARES:
Net asset value, offering and
  redemption price per share of
  beneficial
  interest outstanding ...........         $1.00       --              $10.84
                                    ============   ===========   ============
----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

                             HIGH           TAX-EXEMPT           BOND &            GROWTH &
       INCOME               YIELD              BOND               STOCK             INCOME            NORTHWEST
        FUND                 FUND              FUND               FUND               FUND               FUND
--------------------   ---------------   ----------------   ----------------   ----------------   ----------------
      $      --          $      (1,490)      $     (1,632)      $    801,729       $   (139,329)      $   (636,141)

          (9,939,629)          --                 784,442          5,455,326         14,101,909          2,994,443

          18,088,461           (33,402)        30,033,786         61,858,594        185,565,186        124,659,699
         254,375,792        10,060,430        299,884,035        323,685,456        647,948,641        215,892,372
      --------------     -------------       ------------       ------------       ------------       ------------
      $  262,524,624     $  10,025,538       $330,700,631       $391,801,105       $847,476,407       $342,910,373
      ==============     =============       ============       ============       ============       ============

      $  223,059,662     $  10,025,538       $316,112,406       $323,373,499       $515,796,138       $286,978,679
      ==============     =============       ============       ============       ============       ============
      $   31,311,087           --            $ 14,585,662       $ 68,427,606       $118,479,313       $ 55,931,694
      ==============     =============       ============       ============       ============       ============
      $    1,778,697           --            $      1,409            --            $ 15,138,449            --
      ==============     =============       ============       ============       ============       ============
      $    6,375,178           --            $      1,154            --            $198,062,507            --
      ==============     =============       ============       ============       ============       ============

          23,445,893         1,006,058         39,703,825         21,539,314         23,965,982         11,962,841
      ==============     =============       ============       ============       ============       ============
           3,287,948           --               1,831,801          4,572,366          5,552,497          2,406,818
      ==============     =============       ============       ============       ============       ============
             186,812           --                     177            --                 708,785            --
      ==============     =============       ============       ============       ============       ============
             670,315           --                     145            --               9,182,243            --
      ==============     =============       ============       ============       ============       ============

               $9.51             $9.97              $7.96             $15.01             $21.52             $23.99
      ==============     =============       ============       ============       ============       ============
               4.50%             4.50%              4.50%              5.50%              5.50%              5.50%
      ==============     =============       ============       ============       ============       ============

               $9.96            $10.43              $8.34             $15.89             $22.77             $25.39
      ==============     =============       ============       ============       ============       ============

               $9.52           --                   $7.96             $14.97             $21.34             $23.24
      ==============     =============       ============       ============       ============       ============

               $9.52           --                   $7.96            --                  $21.36            --
      ==============     =============       ============       ============       ============       ============

               $9.51           --                   $7.96            --                  $21.57            --
      ==============     =============       ============       ============       ============       ============

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS
WM GROUP OF FUNDS
FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)

                                                     TAX-EXEMPT       U.S.
                                          MONEY         MONEY      GOVERNMENT
                                          MARKET       MARKET      SECURITIES
                                           FUND         FUND          FUND
                                       -----------     --------   -----------

INVESTMENT INCOME:

Dividends ...........................   $   --         $ --        $   --
Interest ............................    6,246,427      367,152     4,835,822
Fee income (Note 6) .................       --           --            69,825
                                        ----------     --------   -----------
    Total investment income .........    6,246,427      367,152     4,905,647
                                        ----------     --------   -----------
EXPENSES:

Investment advisory fee (Note 3) ....      492,639       45,025       428,132
Custodian fees ......................       26,286        2,683         9,279
Legal and audit fees ................        4,800        4,993         5,335
Trustees' fees and expenses (Note 4)         2,101        4,823         2,101
Registration and filing fees ........          813        4,694        --
Other ...............................      180,293        6,589        --
                                        ----------     --------   -----------
    Subtotal ........................      706,932       68,807       444,847
Shareholder servicing and
  distribution fees (Notes 3 and 5):
  Class A Shares ....................       67,066        6,787       172,323
  Class B Shares ....................        4,165           56        35,009
  Class S Shares ....................        9,451       --             9,666
Interest expense (Note 6) ...........       --           --           188,227
Fees waived and/or expenses absorbed
  by investment advisor (Note 3) ....       --          (19,515)      (35,103)
                                        ----------     --------   -----------
    Subtotal ........................      787,614       56,135       814,969
Fees reduced by credits allowed by
  the custodian (Note 3) ............      (17,619)        (705)         (690)
                                        ----------     --------   -----------
    Net expenses ....................      769,995       55,430       814,279
                                        ----------     --------   -----------
NET INVESTMENT INCOME/(LOSS) ........    5,476,432      311,722     4,091,368
                                        ----------     --------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS (Notes 2 and 6):

Realized gain/(loss) from security
  transactions ......................       24,896       --           192,670
Net unrealized appreciation/
  (depreciation) of:
  Securities ........................       --           --         6,701,181
  Futures contracts .................       --           --             2,732
                                        ----------     --------   -----------
Net Realized and Unrealized Gain/
  (Loss) on Investments .............       24,896       --         6,896,583
                                        ----------     --------   -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ........    $5,501,328     $311,722   $10,987,951
                                        ==========     ========   ===========

                       See Notes to Financial Statements.

                          HIGH         TAX-EXEMPT          BOND &           GROWTH &
       INCOME            YIELD            BOND             STOCK             INCOME            NORTHWEST
        FUND              FUND            FUND              FUND              FUND               FUND
-------------------   -----------   ---------------   ---------------   ----------------   ----------------

          $  26,728     $    --         $    --          $  2,796,001       $  3,125,551       $  1,274,914
          3,700,523        33,706         4,682,293         4,609,419             61,677            286,278
             --              --              --                --                 --                 --
        -----------     ---------       -----------       -----------       ------------      -------------
          3,727,251        33,706         4,682,293         7,405,420          3,187,228          1,561,192
        -----------     ---------       -----------       -----------       ------------      -------------

            308,288         3,939           398,621         1,076,223          1,454,583            974,008
              8,562           600             8,427            22,035             81,674             21,127
              4,133           560             2,128            10,467             15,700              9,436
              2,101           300             2,101             5,691             11,600              5,691
              5,502           400             5,502            43,602             67,000             33,297
             21,942           817               965            72,615            371,262             93,487
        -----------     ---------       -----------       -----------       ------------      -------------
            350,528         6,616           417,744         1,230,633          2,001,819          1,137,046

            135,987         1,576           191,079           358,183            241,491            398,167
             62,743          --              34,623           303,814            192,380            274,875
              2,412          --                   2            --                 19,027             --
             --              --              --                --                 --                 --

             --              --              --                --                 --                (33,830)
        -----------     ---------       -----------       -----------       ------------      -------------
            551,670         8,192           643,448         1,892,630          2,454,717          1,776,258
               (731)         --                (596)           (2,274)            (5,633)            (1,773)
        -----------     ---------       -----------       -----------       ------------      -------------
            550,939         8,192           642,852         1,890,356          2,449,084          1,774,485
        -----------     ---------       -----------       -----------       ------------      -------------
          3,176,312        25,514         4,039,441         5,515,064            738,144           (213,293)
        -----------     ---------       -----------       -----------       ------------      -------------

          3,598,084          --             784,442        22,276,914         29,807,768         18,919,945

         14,279,432       (33,402)       10,844,992         6,706,135         99,087,021         17,195,483
             --              --              --                --                 --                 --
        -----------     ---------       -----------       -----------       ------------      -------------
         17,877,516       (33,402)       11,629,434        28,983,049        128,894,789         36,115,428
        -----------     ---------       -----------       -----------       ------------      -------------

        $21,053,828     $  (7,888)      $15,668,875       $34,498,113       $129,632,933      $  35,902,135
        ===========     =========       ===========       ===========       ============      =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
WM GROUP OF FUNDS
FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)

                                                    TAX-EXEMPT       U.S.
                                        MONEY         MONEY       GOVERNMENT
                                       MARKET         MARKET      SECURITIES
                                        FUND           FUND          FUND
                                    ------------   -----------   ------------

Net investment income/(loss) .....  $  5,476,432    $  311,722   $  4,091,368
Net realized gain/(loss) on
  investments sold, forward
  foreign currency contracts,
  foreign currency transactions,
  futures contracts and closed
  written options during period ..        24,896       --             192,670
Net unrealized appreciation/
  (depreciation) of investments,
  forward foreign currency contracts,
  foreign currency, futures
  contracts, written options and
  other assets and liabilities
  during the period ..............       --            --           6,703,913
                                    ------------   -----------   ------------
Net increase/(decrease) in net
  assets resulting from operations     5,501,328       311,722     10,987,951
Distributions to shareholders from:
 Net investment income:

  Class A Shares .................    (4,937,374)     (311,636)    (3,352,353)
  Class B Shares .................       (15,767)          (86)      (164,042)
  Class S Shares .................       (32,373)      --             (42,513)
  Class I Shares .................      (490,918)      --            (491,460)
 Net realized gains on investments:

  Class A Shares .................       --            --             --
  Class B Shares .................       --            --             --
  Class S Shares .................       --            --             --
  Class I Shares .................       --            --             --
Net increase/(decrease) in net assets from Fund share transactions:
  Class A Shares .................    93,451,458    (4,804,802)   182,381,483
  Class B Shares .................     2,745,319           295     18,327,590
  Class S Shares .................     7,019,731       --           6,575,129
  Class I Shares .................    87,827,477       --          56,632,993
                                    ------------   -----------   ------------
Net increase/(decrease) in net
  assets .........................   191,068,881    (4,804,507)   270,854,778

NET ASSETS:
Beginning of period ..............   261,348,110    32,146,270    110,405,327
                                    ------------   -----------   ------------
End of period ....................  $452,416,991   $27,341,763   $381,260,105
                                    ============   ===========   ============
Undistributed net investment
  income/(accumulated net
  investment
  loss/distributions in excess of
  net investment income) at
  end of period ..................  $    --        $   --        $     41,000
                                    ============   ===========   ============

                       See Notes to Financial Statements.

                             HIGH           TAX-EXEMPT           BOND &            GROWTH &
       INCOME               YIELD              BOND               STOCK             INCOME            NORTHWEST
        FUND                 FUND              FUND               FUND               FUND               FUND
--------------------   ---------------   ----------------   ----------------   ----------------   ----------------

        $  3,176,312       $    25,514       $  4,039,441       $  5,515,064       $    738,144       $   (213,293)

           3,598,084           --                 784,442         22,276,914         29,807,768         18,919,945

          14,279,432           (33,402)        10,844,992          6,706,135         99,087,021         17,195,483
        ------------       -----------       ------------       ------------       ------------       ------------
          21,053,828            (7,888)        15,668,875         34,498,113        129,632,933         35,902,135

          (2,786,143)          (27,004)        (3,897,568)        (5,200,259)          (907,211)           --
            (328,189)          --                (143,491)          (707,497)            (1,201)           --
             (11,691)          --                      (7)           --                 --                 --
             (50,289)          --                      (7)           --                 --                 --

             --                --                 --             (45,087,221)       (35,388,845)       (48,929,353)
             --                --                 --              (7,625,351)        (6,501,859)        (8,318,160)
             --                --                 --                 --                 --                 --
             --                --                 --                 --                 --                 --

         129,975,222        10,060,430        116,886,333         37,128,265        174,358,606         48,255,537
          19,768,595           --               6,053,716         25,221,304         58,387,544         19,465,530
           1,601,658           --                   1,272            --              12,098,695            --
           5,746,243           --                   1,043            --             165,875,387            --
        ------------       -----------       ------------       ------------       ------------       ------------
         174,969,234        10,025,538        134,570,166         38,227,354        497,554,049         46,375,689

          87,555,390           --             196,130,465        353,573,751        349,922,358        296,534,684
        ------------       -----------       ------------       ------------       ------------       ------------
        $262,524,624       $10,025,538       $330,700,631       $391,801,105       $847,476,407       $342,910,373
        ============       ===========       ============       ============       ============       ============

        $    --            $    (1,490)      $     (1,632)      $    801,655       $   (139,329)      $   (636,141)
        ============       ===========       ============       ============       ============       ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
WM GROUP OF FUNDS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                         TAX-EXEMPT           U.S.
                                         MONEY             MONEY           GOVERNMENT                            TAX-EXEMPT
                                         MARKET            MARKET          SECURITIES           INCOME              BOND
                                          FUND              FUND              FUND               FUND               FUND
                                      ------------       -----------       ------------      -------------       ------------

Net investment income ..........      $ 12,584,944       $ 1,009,403       $  7,263,894      $   5,669,177       $  9,648,920
Net realized gain/(loss) on
  investments sold, forward
  foreign currency contracts,
  foreign currency transactions,
  futures contracts and closed
  written options during the
  year .........................           --                --                (493,856)         1,059,244          2,286,826
Net unrealized
  appreciation of investments,
  forward foreign currency
  contracts, foreign currency,
  futures contracts, written
  options and other assets and
  liabilities during the year ..           --                --               4,371,425          1,919,907          4,270,931
                                      ------------       -----------       ------------      -------------       ------------

Net increase in net assets
resulting from operations ......        12,584,944         1,009,403         11,141,463          8,648,328         16,206,677
Distributions to shareholders from:
 Net investment income:
  Class A Shares ...............       (12,575,604)       (1,009,190)        (7,110,859)        (5,227,656)        (9,381,180)
  Class B Shares ...............            (9,340)             (213)          (153,035)          (441,521)          (267,740)
 Net realized gains on investments:
  Class A Shares ...............           --                --                 --                 --                (283,504)
  Class B Shares ...............           --                --                 --                 --                 (11,875)
Net increase/(decrease) in net assets from Fund share transactions:
  Class A Shares ...............        31,522,179           160,533        (34,875,593)       (11,496,316)       (21,611,179)
  Class B Shares ...............           353,674             9,595            281,357          2,293,277          2,607,483
                                      ------------       -----------       ------------      -------------       ------------
Net increase/(decrease) in
  net assets ...................        31,875,853           170,128        (30,716,667)        (6,223,888)       (12,741,318)

NET ASSETS:
Beginning of year ..............       229,472,257        31,976,142        141,121,994         93,779,278        208,871,783
                                      ------------       -----------       ------------      -------------       ------------
End of year ....................      $261,348,110       $32,146,270       $110,405,327      $  87,555,390       $196,130,465
                                      ============       ===========       ============      =============       ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
WM GROUP OF FUNDS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                      BOND &        GROWTH &
                                       STOCK         INCOME        NORTHWEST
                                       FUND           FUND           FUND
                                   ------------   ------------   ------------

Net investment income/(loss) ....  $ 10,303,999   $  1,436,047   $   (424,294)
Net realized gain on investments
  sold, forward foreign currency
  contracts, foreign currency
  transactions, futures contracts
  and closed written options
  during year ...................    36,021,498     26,629,017     41,408,116
Net unrealized appreciation/
  (depreciation) of investments,
  forward foreign currency
  contracts, foreign currency,
  futures contracts, written
  options and other assets and
  liabilities during the year ...    12,620,413     37,406,069     45,605,120
                                   ------------   ------------   ------------
Net increase in net assets
  resulting from operations .....    58,945,910     65,471,133     86,588,942
Distributions to shareholders from:
 Net investment income:
  Class A Shares ................    (9,565,088)    (1,646,567)       --
  Class B Shares ................      (866,492)       (33,995)       --
 Net realized gains on investments:
  Class A Shares ................   (16,337,631)   (12,746,652)   (16,815,468)
  Class B Shares ................    (1,513,284)    (1,708,904)    (1,448,706)
Net increase in net assets from
  Fund share transactions:
  Class A Shares ................    24,198,233     79,235,236     18,342,906
  Class B Shares ................    21,054,537     20,170,211     18,507,592
                                   ------------   ------------   ------------
Net increase in net assets ......    75,916,185    148,740,462    105,175,266

NET ASSETS:
Beginning of year ...............   277,657,566    201,181,896    191,359,418
                                   ------------   ------------   ------------
End of year .....................  $353,573,751   $349,922,358   $296,534,684
                                   ============   ============   ============
Undistributed net investment
  income/(accumulated net
  investment loss) at end of year  $  1,194,421   $     30,939    $  (422,848)
                                   ============   ============    ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
WM GROUP OF FUNDS
FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)

                                                    TAX-EXEMPT       U.S.
                                        MONEY         MONEY       GOVERNMENT
                                       MARKET         MARKET      SECURITIES
                                     FUND(a)(i)     FUND(b)(i)    FUND(c)(i)
                                    ------------   -----------   ------------

AMOUNT
 CLASS A:
  Sold ...........................  $292,352,311   $14,028,985   $  2,637,187
  Issued in exchange for Class A
    shares .......................    86,308,379       --         199,804,185
  Issued in exchange for Class A
    shares of the
    Sierra U.S. Government Money
    Fund .........................    21,242,345       --             --
  Issued as reinvestment of
  dividends ......................     4,059,450       309,707      2,289,693
  Redeemed .......................  (310,511,027)  (19,143,494)   (22,349,582)
                                    ------------   -----------   ------------
  Net increase/(decrease) ........  $ 93,451,458   $(4,804,802)  $182,381,483
                                    ============   ===========   ============

 CLASS B:
  Sold ...........................  $  1,620,465   $     1,004   $  1,849,983
  Issued in exchange for Class B
    shares .......................     1,089,407       --          17,545,619
  Issued in exchange for Class B
    shares of the
    Sierra U.S. Government Money
    Fund .........................       915,101       --             --
  Issued as reinvestment of
  dividends ......................        13,240            83        113,765
  Redeemed .......................      (892,894)         (792)    (1,181,777)
                                    ------------   -----------   ------------
  Net increase ...................  $  2,745,319   $       295   $ 18,327,590
                                    ============   ===========   ============

 CLASS S:
  Sold ...........................  $    519,401       --        $     33,366
  Issued in exchange for Class S
    shares .......................     6,970,804       --           7,569,635
  Issued in exchange for Class S
    shares of the
    Sierra U.S. Government Money
    Fund .........................       499,760       --             --
  Issued as reinvestment of
  dividends ......................         8,210       --              39,711
  Redeemed .......................      (978,444)      --          (1,067,583)
                                    ------------                 ------------
  Net increase ...................  $  7,019,731       --        $  6,575,129
                                    ============                 ============

 CLASS I:
  Sold ...........................  $  5,682,156       --        $     35,236
  Issued in exchange for Class I
    shares .......................    76,706,647       --          77,055,299
  Issued in exchange for Class I
    shares of the
    Sierra U.S. Government Money
    Fund .........................    13,331,744       --             --
  Issued as reinvestment of
  dividends ......................        19,491       --             --
  Redeemed .......................    (7,912,561)      --         (20,457,542)
                                    ------------                 ------------
  Net increase ...................  $ 87,827,477       --        $ 56,632,993
                                    ============                 ============
----------------
(a) Formerly, Composite Cash Management Money Market Portfolio. On March 20, 1998 shares were issued in exchange for the Sierra Global Money Fund and the Sierra U.S. Government Money Fund.
(b) Formerly, Composite Cash Management Tax-Exempt Portfolio.
(c) Formerly, Composite U.S. Government Securities, Inc. On March 20, 1998 shares were issued in exchange for the Sierra Trust U.S. Government Fund.
(d) Formerly, Composite Income Fund, Inc. On March 20, 1998 shares were issued in exchange for the Sierra Trust Corporate Income Fund.
(e) Formerly, Composite Tax-Exempt Bond Fund, Inc. On March 20, 1998 shares were issued in exchange for the Sierra Trust National Municipal Fund.
(f) Formerly, Composite Bond & Stock Fund, Inc.
(g) Formerly, Composite Growth & Income Fund. On March 20, 1998 shares were issued in exchange for the Sierra Trust Growth and Income Fund.
(h) Formerly, Composite Northwest Fund, Inc.
(i) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1998 through April 30, 1998.

                       See Notes to Financial Statements.

                             HIGH           TAX-EXEMPT           BOND &            GROWTH &
       INCOME               YIELD              BOND               STOCK             INCOME            NORTHWEST
     FUND}D{(i)              FUND           FUND(d)(i)           FUND(f)            FUND(g)            FUND(h)
--------------------   ---------------   ----------------   ----------------   ----------------   ----------------

        $  5,461,089       $10,060,430       $  2,796,750      $  23,341,268      $  57,152,315      $  28,530,700
         142,588,808           --             131,911,067            --             158,740,743            --

             --                --                 --                 --                 --                 --
           1,615,259           --               2,458,611         48,829,597         35,257,665         48,141,885
         (19,689,934)          --             (20,280,095)       (35,042,600)       (76,792,117)       (28,417,047)
        ------------       -----------       ------------      -------------       ------------      -------------
        $129,975,222       $10,060,430       $116,886,333      $  37,128,265       $174,358,606      $  48,255,538
        ============       ===========       ============      =============       ============      =============

        $  3,701,361           --            $  1,469,208      $  20,717,685      $  17,127,606      $  13,681,041
          17,326,196           --               5,255,068            --              40,265,726            --

             --                --                 --                 --                 --                 --
             208,415           --                  95,257          8,204,390          6,447,498          8,274,120
          (1,467,377)          --                (765,817)        (3,700,771)        (5,453,286)        (2,489,631)
        ------------                         ------------      -------------       ------------      -------------
        $ 19,768,595           --            $  6,053,716      $  25,221,304       $ 58,387,544      $  19,465,530
        ============                         ============      =============       ============      =============

        $     11,416           --            $          7            --            $    964,181            --
           1,686,388           --                   1,265            --              11,890,222            --

             --                --                 --                 --                 --                 --
               9,416           --                 --                 --                 --                 --
            (105,562)          --                 --                 --                (755,708)           --
        ------------                         ------------                          ------------
        $  1,601,658           --            $      1,272            --            $ 12,098,695            --
        ============                         ============                          ============

        $    --                --            $          8            --            $ 11,926,879            --
           6,001,602           --                   1,035            --             156,826,637            --

             --                --                 --                 --                 --                 --
             --                --                 --                 --                 --                 --
            (255,359)          --                 --                 --              (2,878,129)           --
        ------------                         ------------                          ------------
        $  5,746,243           --            $      1,043            --            $165,875,387            --
        ============                         ============                          ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
WM GROUP OF FUNDS
FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)

                                                    TAX-EXEMPT       U.S.
                                        MONEY         MONEY       GOVERNMENT
                                       MARKET         MARKET      SECURITIES
                                     FUND(a)(i)     FUND(b)(i)    FUND(c)(i)
                                    ------------   -----------   ------------

SHARES
 CLASS A:
  Sold ...........................   292,352,311    14,028,985        243,208
  Issued in exchange for Class A
    shares .......................    86,308,379       --          18,833,600
  Issued in exchange for Class A
    shares of the
    Sierra U.S. Government Money
    Fund .........................    21,242,345       --             --
  Issued as reinvestment of
  dividends ......................     4,059,450       309,707        211,102
  Redeemed .......................  (310,511,027)  (19,143,494)    (2,017,316)
                                    ------------   -----------     ----------
  Net increase/(decrease) ........    93,451,458    (4,804,802)    17,270,594
                                    ============   ===========     ==========

 CLASS B:
  Sold ...........................     1,620,465         1,004        170,587
  Issued in exchange for Class B
    shares .......................     1,089,407       --           1,655,309
  Issued in exchange for Class B
    shares of the
    Sierra U.S. Government Money
    Fund .........................       915,101       --             --
  Issued as reinvestment of
  dividends ......................        13,240            83         10,495
  Redeemed .......................      (892,894)         (792)      (106,069)
                                    ------------   -----------     ----------
  Net increase/(decrease) ........     2,745,319           295      1,730,322
                                    ============   ===========     ==========

 CLASS S:
  Sold ...........................       519,401       --               3,080
  Issued in exchange for Class S
    shares .......................     6,970,804       --             714,499
  Issued in exchange for Class S
    shares of the
    Sierra U.S. Government Money
    Fund .........................       499,760       --             --
  Issued as reinvestment of
  dividends ......................         8,210       --               3,665
  Redeemed .......................      (978,444)      --             (98,608)
                                    ------------                   ----------
  Net increase/(decrease) ........     7,019,731       --             622,636
                                    ============                   ==========

 CLASS I:
  Sold ...........................     5,682,156       --               3,256
  Issued in exchange for Class I
    shares .......................    76,706,647       --           7,273,265
  Issued in exchange for Class I
    shares of the
    Sierra U.S. Government Money
    Fund .........................    13,331,744       --             --
  Issued as reinvestment of
  dividends ......................        19,491       --             --
  Redeemed .......................    (7,912,561)      --          (1,889,933)
                                    ------------                   ----------
  Net increase/(decrease) ........    87,827,477       --           5,386,588
                                    ============                   ==========
----------------
(a) Formerly, Composite Cash Management Money Market Portfolio. On March 20, 1998 shares were issued in exchange for the Sierra Global Money Fund and the Sierra U.S. Government Money Fund.
(b) Formerly, Composite Cash Management Tax-Exempt Portfolio.
(c) Formerly, Composite U.S. Government Securities, Inc. On March 20, 1998 shares were issued in exchange for the Sierra Trust U.S. Government Fund.
(d) Formerly, Composite Income Fund, Inc. On March 20, 1998 shares were issued in exchange for the Sierra Trust Corporate Income Fund.
(e) Formerly, Composite Tax-Exempt Bond Fund, Inc. On March 20, 1998 shares were issued in exchange for the Sierra Trust National Municipal Fund.
(f) Formerly, Composite Bond & Stock Fund, Inc.
(g) Formerly, Composite Growth & Income Fund. On March 20, 1998 shares were issued in exchange for the Sierra Trust Growth and Income Fund.
(h) Formerly, Composite Northwest Fund, Inc.
(i) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1998 through April 30, 1998.

                       See Notes to Financial Statements.

                             HIGH           TAX-EXEMPT           BOND &            GROWTH &
       INCOME               YIELD              BOND               STOCK             INCOME            NORTHWEST
     FUND}D{(i)              FUND           FUND(d)(i)           FUND(f)            FUND(g)            FUND(h)
--------------------   ---------------   ----------------   ----------------   ----------------   ----------------

             570,479         1,006,058            241,150          1,544,221          3,764,263          1,190,264
          16,561,879           --              18,330,460            --               8,901,693            --

             --                --                 --                 --                 --                 --
             169,755           --                 292,169          3,274,481            605,029          2,054,110
          (2,069,426)          --              (2,413,410)        (2,310,122)        (3,583,465)        (1,193,594)
          ----------         ---------         ----------          ---------          ---------          ---------
          15,232,687         1,006,058         16,450,369          2,508,580          9,687,520          2,050,780
          ==========         =========         ==========          =========          =========          =========

             390,376           --                 179,370          1,375,274          1,025,088            588,431
           2,009,654           --                 730,248            --               2,281,424            --

             --                --                 --                 --                 --                 --
              21,771           --                  11,853            549,594            116,619            362,689
            (154,675)          --                 (92,462)          (245,021)          (268,272)          (107,882)
          ----------                           ----------          ---------          ---------          ---------
           2,267,126           --                 829,009          1,679,847          3,154,859            843,238
          ==========                           ==========          =========          =========          =========

               1,216           --                       2            --                  43,993            --
             195,664           --                     175            --                 700,170            --

             --                --                 --                 --                 --                 --
                 984           --                 --                 --                 --                 --
             (11,052)          --                 --                 --                 (35,378)           --
          ----------                           ----------                             ---------
             186,812           --                     177            --                 708,785            --
          ==========                           ==========                             =========

             --                --                       1            --                 537,602            --
             697,179           --                     144            --               8,777,545            --

             --                --                 --                 --                 --                 --
             --                --                 --                 --                 --                 --
             (26,864)          --                 --                 --                (132,904)           --
          ----------                           ----------                             ---------
             670,315           --                     145            --               9,182,243            --
          ==========                           ==========                             =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
WM GROUP OF FUNDS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                       TAX-EXEMPT           U.S.
                       MONEY             MONEY           GOVERNMENT                            TAX-EXEMPT
                      MARKET             MARKET          SECURITIES           INCOME              BOND
                       FUND               FUND              FUND               FUND               FUND
                 ----------------   ---------------   ----------------   ----------------   ----------------

AMOUNT
 CLASS A:
  Sold ........      $631,834,628       $55,194,481       $  4,447,940      $  11,286,277       $  9,139,630
  Issued as
  reinvestment
  of dividends         12,427,917         1,003,218          5,145,658          3,823,083          7,486,759
  Redeemed ....      (612,740,366)      (56,037,166)       (44,469,191)       (26,605,676)       (38,237,568)
                     ------------       -----------       ------------      -------------       ------------
  Net increase/
  (decrease) ..      $ 31,522,179       $   160,533       $(34,875,593)     $ (11,496,316)      $(21,611,179)
                     ============       ===========       ============      =============       ============

 CLASS B:
  Sold ........      $    916,714       $    12,980       $    864,913      $   4,354,889       $  3,133,343
  Issued as
  reinvestment
  of dividends              9,036               188            123,880            374,440            218,328
  Redeemed ....          (572,076)           (3,573)          (707,436)        (2,436,052)          (744,188)
                     ------------       -----------       ------------      -------------       ------------
  Net increase       $    353,674       $     9,595       $    281,357      $   2,293,277       $  2,607,483
                     ============       ===========       ============      =============       ============

SHARES
 CLASS A:
  Sold ........       631,834,628        55,194,481            424,259          1,212,967          1,161,023
  Issued as
  reinvestment
  of dividends         12,427,917         1,003,218            489,525            413,335            951,410
  Redeemed ....      (612,740,366)      (56,037,166)        (4,240,473)        (2,880,356)        (4,861,387)
                     ------------       -----------       ------------      -------------       ------------
  Net increase/
  (decrease) ..        31,522,179           160,533         (3,326,689)        (1,254,054)        (2,748,954)
                     ============       ===========       ============      =============       ============

 CLASS B:
  Sold ........           916,714            12,980             81,465            467,109            398,272
  Issued as
  reinvestment
  of dividends              9,036               188             11,762             40,332             27,480
  Redeemed ....          (572,076)           (3,573)           (67,110)          (263,592)           (95,335)
                     ------------       -----------       ------------      -------------       ------------
  Net increase            353,674             9,595             26,117            243,849            330,417
                     ============       ===========       ============      =============       ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
WM GROUP OF FUNDS
FOR THE YEAR ENDED OCTOBER 31, 1997

                                      BOND &        GROWTH &
                                       STOCK         INCOME        NORTHWEST
                                       FUND           FUND           FUND
                                   ------------   ------------   ------------

AMOUNT
 CLASS A:
  Sold ..........................  $ 52,484,804   $106,141,702     37,595,728
  Issued as reinvestment of
  dividends .....................    24,871,733     13,852,602     16,535,329
  Redeemed ......................   (53,158,304)   (40,759,068)   (35,788,151)
                                   ------------   ------------   ------------
  Net increase ..................  $ 24,198,233   $ 79,235,236   $ 18,342,906
                                   ============   ============   ============

 CLASS B:
  Sold ..........................  $ 22,935,586   $ 22,289,439   $ 19,318,236
  Issued as reinvestment of
  dividends .....................     2,352,873      1,737,586      1,445,397
  Redeemed ......................    (4,233,922)    (3,856,814)    (2,256,041)
                                   ------------   ------------   ------------
  Net increase ..................  $ 21,054,537   $ 20,170,211   $ 18,507,592
                                   ============   ============   ============
SHARES
 CLASS A:
  Sold ..........................     3,423,606      5,205,714      1,637,573
  Issued as reinvestment of
  dividends .....................     1,697,502        798,609        855,423
  Redeemed ......................    (3,452,180)    (2,059,919)    (1,553,311)
                                   ------------   ------------   ------------
  Net increase ..................     1,668,928      3,944,404        939,685
                                   ============   ============   ============

 CLASS B:
  Sold ..........................     1,491,572      1,165,851        836,203
  Issued as reinvestment of
  dividends .....................       160,463        101,631         74,775
  Redeemed ......................      (274,187)      (201,009)      (100,926)
                                   ------------   ------------   ------------
  Net increase ..................     1,377,848      1,066,473        810,052
                                   ============   ============   ============

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                ------------------------------------------------------------------------------------------------------------------
                      PERIOD
                       ENDED                YEAR               YEAR               YEAR               YEAR               YEAR
                   04/30/98(b)(c)          ENDED              ENDED              ENDED              ENDED              ENDED
                    (UNAUDITED)           12/31/97           12/31/96           12/31/95           12/31/94           12/31/93
                     --------              -----              -----              -----              -----              -----
Net asset
 value,
 beginning of
 period ......       $ 1.00                $ 1.00             $ 1.00             $ 1.00             $ 1.00             $ 1.00
Net realized
 and
 unrealized
 gain/(loss)
 on
 investments .       0.0000#                 --                 --                 --                 --                 --
                     ------                ------             ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ......       0.0163                0.0493             0.0476             0.0519             0.0341             0.0238
                     ------                ------             ------             ------             ------             ------
Total from
 investment
 operations ..       0.0163                0.0493             0.0476             0.0519             0.0341             0.0238
                     ------                ------             ------             ------             ------             ------
LESS DISTRIBUTIONS:
Dividends from
 net investment
 income ......      (0.0163)              (0.0493)           (0.0476)           (0.0519)           (0.0341)           (0.0238)
                     ------                ------             ------             ------             ------             ------
Total
 distributions      (0.0163)              (0.0493)           (0.0476)           (0.0519)           (0.0341)           (0.0238)
                     ------                ------             ------             ------             ------             ------
Net asset
 value, end of
 period ......       $ 1.00                $ 1.00             $ 1.00             $ 1.00             $ 1.00             $ 1.00
                     ======                ======             ======             ======             ======             ======
TOTAL RETURN+         1.64%                 5.04%              4.88%              5.33%              3.47%              2.41%
                     ======                ======             ======             ======             ======             ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets,
 end of period
 (in 000's) ..     $354,348              $260,877           $229,355           $171,225           $125,651           $135,187
Ratio of
 operating
 expenses to
 average net
 assets ......        0.69%*                0.75%              0.79%              0.92%              0.95%              0.97%
Ratio of net
 investment
 income to
 average net
 assets ......        4.85%*                4.93%              4.77%              5.19%              3.39%              2.38%
Ratio of
 operating
 expenses to
 average net
 assets
 without fee
 waivers and/
 or expense
 reimbursements       0.69%*                0.83%              0.89%              1.04%              1.04%              1.03%
----------------
  *  Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor.
  # Amount represents less than $0.0001 per share.
(a) Formerly, Composite Cash Management Money Market Portfolio.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                           CLASS S      CLASS I
                                                        CLASS B SHARES                                      SHARES       SHARES
                        ----------------------------------------------------------------------------     -----------  -------------
                             PERIOD                                                                        PERIOD        PERIOD
                             ENDED             YEAR            YEAR          YEAR           PERIOD         ENDED         ENDED
                         04/30/98(b)(c)        ENDED          ENDED          ENDED           ENDED       04/30/98(d)   04/30/98(d)
                          (UNAUDITED)        12/31/97        12/31/96      12/31/95       12/31/94}D{    (UNAUDITED)   (UNAUDITED)
                        ----------------    -----------       -----       -----------    -------------   ----------    -----------
Net asset value,
 beginning of period .     $ 1.00            $ 1.00          $ 1.00         $ 1.00         $ 1.00          $ 1.00       $ 1.00
                           ------            ------          ------         ------         ------          ------       ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income      0.0136            0.0407          0.0384         0.0421         0.0184          0.0045       0.0054
Net realized and
 unrealized gain/
 (loss) on investments     0.0000#             --              --             --             --            0.0000#      0.0000#
                           ------            ------          ------         ------         ------          ------       ------
Total from investment
 operations ..........     0.0136            0.0407          0.0384         0.0421         0.0184          0.0045       0.0054
                           ------            ------          ------         ------         ------          ------       ------
LESS DISTRIBUTIONS:

Dividends from net
 investment income ...    (0.0136)          (0.0407)        (0.0384)       (0.0421)       (0.0184)        (0.0045)     (0.0054)
                           ------            ------          ------         ------         ------          ------       ------
Total distributions ..    (0.0136)          (0.0407)        (0.0384)       (0.0421)       (0.0184)        (0.0045)     (0.0054)
                           ------            ------          ------         ------         ------          ------       ------
Net asset value, end
 of period ...........     $ 1.00            $ 1.00          $ 1.00         $ 1.00         $ 1.00          $ 1.00       $ 1.00
                           ======            ======          ======         ======         ======          ======       ======
TOTAL RETURN+               1.36%             4.15%           3.91%          4.30%          2.78%           0.45%        0.54%
                           ======            ======          ======         ======         ======          ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of
 period (in 000's) ...     $3,216              $471            $117            $74            $11          $7,020      $87,833
Ratio of operating
 expenses to average
 net assets ..........      1.71%*            1.59%           1.69%          1.94%          1.93%*          1.89%*       0.63%*
Ratio of net
 investment income to
 average net assets ..      3.83%*            4.15%           3.87%          4.19%          3.29%*          3.65%*       4.92%*
Ratio of operating
 expenses to average
 net assets
 without fee waivers
 and/or expense
 reimbursements ......      1.71%*            1.80%           1.90%          2.10%          2.62%*          1.89%*       0.63%*
----------------

  * Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor.
  # Amount represents less than $0.0001 per share.
(a) Formerly, Composite Cash Management Money Market Portfolio.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d) On May 2, 1994 the Fund commenced selling Class B Shares. Those shares in existence prior to May 2, 1994 were designated as
    Class A shares.
(e) On March 23, 1998 the Fund commenced selling Class S and Class I shares.

FINANCIAL HIGHLIGHTS
TAX-EXEMPT MONEY MARKET FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                ------------------------------------------------------------------------------------------------------------------
                      PERIOD
                       ENDED                YEAR               YEAR               YEAR               YEAR               YEAR
                   04/30/98(b)(c)          ENDED              ENDED              ENDED              ENDED              ENDED
                    (UNAUDITED)           12/31/97           12/31/96           12/31/95           12/31/94           12/31/93
                     --------              -----              -----              -----              -----              -----
Net asset
 value,
 beginning of
 period ......       $ 1.00                $ 1.00             $ 1.00             $ 1.00             $ 1.00             $ 1.00
                     ------                ------             ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ......       0.0102                0.0314             0.0301             0.0339             0.0235             0.0203
Net realized
 and
 unrealized
 gain/(loss)
 on investments .      --                    --                 --               0.0054               --                 --
                     ------                ------             ------             ------             ------             ------
Total from
 investment
 operations ..       0.0102                0.0314             0.0301             0.0393             0.0235             0.0203
                     ------                ------             ------             ------             ------             ------
LESS DISTRIBUTIONS:
Dividends from
 net
 investment
 income ......      (0.0102)              (0.0314)           (0.0301)           (0.0339)           (0.0235)           (0.0203)
Distributions
 from net
 realized gains        --                    --                 --              (0.0054)              --                 --
                     ------                ------             ------             ------             ------             ------
Total
 distributions      (0.0102)              (0.0314)           (0.0301)           (0.0393)           (0.0235)           (0.0203)
                     ------                ------             ------             ------             ------             ------
Net asset value,
 end of period ..    $ 1.00                $ 1.00             $ 1.00             $ 1.00             $ 1.00             $ 1.00
                     ======                ======             ======             ======             ======             ======
TOTAL RETURN+         1.02%                 3.18%              3.05%              4.01%              2.37%              2.06%
                     ======                ======             ======             ======             ======             ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets,
 end of period
 (in 000's) ..      $27,330               $32,134            $31,974            $30,988            $33,612            $34,513
Ratio of
 operating
 expenses to
 average net
 assets ......        0.59%*                0.57%              0.57%              0.61%              0.60%              0.50%
Ratio of net
 investment
 income to
 average net
 assets ......        3.09%*                3.14%              3.01%              3.39%              2.33%              2.03%
Ratio of
 operating
 expenses to
 average net
 assets
 without fee
 waivers and/
 or expense
 reimbursements .     0.78%*                0.71%              0.72%              0.81%              0.76%              0.77%
----------------

  * Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor.
(a) Formerly, Composite Cash Management Tax-Exempt Portfolio.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

FINANCIAL HIGHLIGHTS
TAX-EXEMPT MONEY MARKET FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       CLASS B SHARES
                          --------------------------------------------------------------------------------------------------------
                                 PERIOD
                                  ENDED                  YEAR                 YEAR                 YEAR               PERIOD
                              04/30/98(b)(c)            ENDED                ENDED                ENDED                ENDED
                               (UNAUDITED)             12/31/97             12/31/96             12/31/95           12/31/94}D{
                                 --------               -----                -----                -----               ------
Net asset value,
 beginning of period ...        $ 1.00                  $ 1.00               $ 1.00               $ 1.00               $ 1.00
                                ------                  ------               ------               ------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..        0.0072                  0.0223               0.0199               0.0226               0.0097
Net realized and
 unrealized gain/(loss)
 on investments ........          --                      --                   --                 0.0054                 --
                                ------                  ------               ------               ------               ------
Total from investment
 operations ............        0.0072                  0.0223               0.0199               0.0280               0.0097
                                ------                  ------               ------               ------               ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .....       (0.0072)                (0.0223)             (0.0199)             (0.0226)             (0.0097)
Distributions from net
 realized gains ........          --                      --                   --                (0.0054)                --
                                ------                  ------               ------               ------               ------
Total distributions ....       (0.0072)                (0.0223)             (0.0199)             (0.0280)             (0.0097)
                                ------                  ------               ------               ------               ------
Net asset value, end of
 period ................        $ 1.00                  $ 1.00               $ 1.00               $ 1.00               $ 1.00
                                ======                  ======               ======               ======               ======
TOTAL RETURN+                    0.54%                   2.26%                2.01%                2.83%                1.45%
                                ======                  ======               ======               ======               ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) .....           $12                     $12                   $2                   $1                   $1
Ratio of operating
 expenses to average net
 assets ................         1.94%*                  1.50%                1.53%                1.73%                1.66%*
Ratio of net investment
 income to average net
 assets ................         1.70%*                  2.32%                1.99%                2.12%                1.38%*
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or expense
 reimbursements ........         2.14%*                  2.27%                4.22%                3.66%                3.61%*
----------------

  * Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor.
(a) Formerly, Composite Cash Management Tax-Exempt Portfolio.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d) On May 2, 1994 the Fund commenced selling Class B Shares. Those shares in existence prior to May 2, 1994 were designated as
    Class A shares.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT SECURITIES FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                ------------------------------------------------------------------------------------------------------------------
                      PERIOD
                       ENDED                YEAR               YEAR               YEAR               YEAR               YEAR
                   04/30/98(b)(c)          ENDED              ENDED              ENDED              ENDED              ENDED
                    (UNAUDITED)           12/31/97           12/31/96           12/31/95           12/31/94           12/31/93
                    -----------           --------           --------           --------           --------           --------
Net asset
 value,
 beginning of
 period ......       $10.84                $10.46             $10.84             $ 9.64             $10.79             $10.63
                     ------                ------             ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ......         0.21                  0.62               0.63               0.63               0.63               0.69
Net realized
 and
 unrealized
 gain/(loss)
 on investments .     (0.01)                 0.38              (0.38)              1.20              (1.15)              0.16
                     ------                ------             ------             ------             ------             ------
Total from
 investment
 operations ..         0.20                  1.00               0.25               1.83              (0.52)              0.85
                     ------                ------             ------             ------             ------             ------
LESS DISTRIBUTIONS:
Dividends from
 net investment
 income ......        (0.21)                (0.62)             (0.63)             (0.63)             (0.63)             (0.69)
                     ------                ------             ------             ------             ------             ------
Total
 distributions        (0.21)                (0.62)             (0.63)             (0.63)             (0.63)             (0.69)
                     ------                ------             ------             ------             ------             ------
Net asset
 value, end of
 period ......       $10.83                $10.84             $10.46             $10.84             $ 9.64             $10.79
                     ======                ======             ======             ======             ======             ======
TOTAL RETURN+         1.84%                 9.92%              2.48%             19.45%            (4.91)%              8.12%
                     ======                ======             ======             ======             ======             ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets,
 end of period
 (in 000's) ..     $294,039              $107,054           $138,159           $177,310           $188,068           $268,112
Ratio of
 operating
 expenses to
 average net
 assets ......        0.90%*                1.05%              0.97%              1.01%              0.97%              0.99%
Ratio of net
 investment
 income to
 average net
 assets ......        5.98%*                5.92%              6.01%              6.08%              6.19%              6.29%
Portfolio
 turnover rate           4%                    6%                16%                 8%                34%                51%
Ratio of
 operating
 expenses to
 average net
 assets
 including
 interest
 expense .....        1.18%*                 --                 --                 --                 --                 --
----------------

  * Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor.
(a) Formerly, Composite U.S. Government Securities Inc.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT SECURITIES FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                          CLASS S     CLASS I
                                                        CLASS B SHARES                                   SHARES       SHARES
                        -----------------------------------------------------------------------------    -----------  -------------
                             PERIOD                                                                        PERIOD        PERIOD
                             ENDED             YEAR            YEAR          YEAR           PERIOD         ENDED         ENDED
                         04/30/98(b)(c)        ENDED          ENDED          ENDED           ENDED       04/30/98(e)   04/30/98(e)
                          (UNAUDITED)        12/31/97        12/31/96      12/31/95       12/31/94(d)    (UNAUDITED)   (UNAUDITED)
                        ----------------      -------        --------      --------       ---------      ----------    -----------
Net asset value,
 beginning of period .     $10.84            $10.46          $10.84         $ 9.64         $10.24          $10.86       $10.86
                           ------            ------          ------         ------         ------          ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income        0.18              0.54            0.54           0.54           0.41            0.06         0.08
Net realized and
 unrealized gain/
 (loss) on investments      (0.01)             0.38           (0.38)          1.20          (0.60)          (0.02)       (0.02)
                           ------            ------          ------         ------         ------          ------       ------
Total from investment
 operations ..........       0.17              0.92            0.16           1.74          (0.19)           0.04         0.06
                           ------            ------          ------         ------         ------          ------       ------
LESS DISTRIBUTIONS:

Dividends from net
 investment income ...      (0.18)            (0.54)          (0.54)         (0.54)         (0.41)          (0.06)       (0.08)
                           ------            ------          ------         ------         ------          ------       ------
Total distributions ..      (0.18)            (0.54)          (0.54)         (0.54)         (0.41)          (0.06)       (0.08)
                           ------            ------          ------         ------         ------          ------       ------
Net asset value, end
 of period ...........     $10.83            $10.84          $10.46         $10.84         $ 9.64          $10.84       $10.84
                           ======            ======          ======         ======         ======          ======       ======
TOTAL RETURN+               1.54%             9.03%           1.58%         18.48%        (1.86)%           0.31%        0.42%
                           ======            ======          ======         ======         ======          ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of
 period (in 000's) ...    $22,081            $3,352          $2,963         $2,206         $1,063          $6,749      $58,391
Ratio of operating
 expenses to average
 net assets ..........      1.69%*            1.84%           1.85%          1.84%          1.76%*          1.77%*       0.60%*
Ratio of net
 investment income to
 average net assets ..      5.20%*            5.08%           5.14%          5.20%          5.43%*          5.24%*       6.29%*
Portfolio turnover
 rate ................         4%                6%             16%             8%            34%              4%           4%
Ratio of operating
 expenses to average
 net assets including
 interest expense ....      1.96%*             --              --             --             --             2.05%*       0.87%*
----------------

  * Annualized.
  + Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor.
(a) Formerly, Composite U.S. Government Securities, Inc.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d) On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(e) On March 23, 1998 the Fund commenced selling Class S and Class I shares.

FINANCIAL HIGHLIGHTS
INCOME FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                ------------------------------------------------------------------------------------------------------------------
                      PERIOD
                       ENDED                YEAR               YEAR               YEAR               YEAR               YEAR
                   04/30/98(b)(c)          ENDED              ENDED              ENDED              ENDED              ENDED
                    (UNAUDITED)           12/31/97           12/31/96           12/31/95           12/31/94           12/31/93
                     --------             --------           --------           --------           --------           --------
Net asset value,
 beginning of
 period ......       $ 9.48                $ 9.15             $ 9.44             $ 8.29             $ 9.33             $ 8.99
                     ------                ------             ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ......         0.20                  0.60               0.59               0.59               0.60               0.61
Net realized
 and unrealized
 gain/(loss)
 on investments .      0.03                  0.33              (0.29)              1.15              (1.04)              0.34
                     ------                ------             ------             ------             ------             ------
Total from
 investment
 operations ..         0.23                  0.93               0.30               1.74              (0.44)              0.95
                     ------                ------             ------             ------             ------             ------
LESS DISTRIBUTIONS:
Dividends from
 net investment
 income ......        (0.20)                (0.60)             (0.59)             (0.59)             (0.60)             (0.61)
                     ------                ------             ------             ------             ------             ------
Total
 distributions        (0.20)                (0.60)             (0.59)             (0.59)             (0.60)             (0.61)
                     ------                ------             ------             ------             ------             ------
Net asset
 value, end of
 period ......       $ 9.51                $ 9.48             $ 9.15             $ 9.44             $ 8.29             $ 9.33
                     ======                ======             ======             ======             ======             ======
TOTAL RETURN+         2.47%                10.51%              3.46%             21.58%            (4.82)%             10.82%
                     ======                ======             ======             ======             ======             ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets,
 end of period
 (in 000's) ..     $223,060               $77,864            $86,657            $97,534            $88,102           $104,876
Ratio of
 operating
 expenses to
 average net
 assets ......        1.02%*                1.08%              1.03%              1.08%              1.04%              1.08%
Ratio of net
 investment
 income to
 average net
 assets ......        6.50%*                6.47%              6.52%              6.59%              6.83%              6.58%
Portfolio
 turnover rate          36%                   27%                42%                43%                26%                51%
----------------

  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a)  Formerly, Composite Income Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

FINANCIAL HIGHLIGHTS
INCOME FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                          CLASS S     CLASS I
                                                        CLASS B SHARES                                    SHARES       SHARES
                        -----------------------------------------------------------------------------    -----------  -------------
                             PERIOD                                                                        PERIOD        PERIOD
                             ENDED             YEAR            YEAR          YEAR           PERIOD         ENDED         ENDED
                         04/30/98(b)(c)        ENDED          ENDED          ENDED           ENDED       04/30/98(e)   04/30/98(e)
                          (UNAUDITED)        12/31/97        12/31/96      12/31/95       12/31/94(d)    (UNAUDITED)   (UNAUDITED)
                        ----------------    -----------      --------      --------       -----------    ----------    -----------
Net asset value,
 beginning of period .     $ 9.49            $ 9.17          $ 9.46         $ 8.30         $ 8.85          $ 9.58       $ 9.57
                           ------            ------          ------         ------         ------          ------       ------

VINCOME FROM INVESTMENT OPERATIONS:
Net investment income        0.18              0.53            0.52           0.51           0.40            0.06         0.07
Net realized and
 unrealized gain/
 (loss) on investments       0.03              0.32           (0.29)          1.16          (0.55)          (0.06)       (0.06)
                           ------            ------          ------         ------         ------          ------       ------
Total from investment
 operations ..........       0.21              0.85            0.23           1.67          (0.15)           --           0.01
                            -----             -----           -----          -----          -----           -----        -----
LESS DISTRIBUTIONS:

Dividends from net
 investment income ...      (0.18)            (0.53)          (0.52)         (0.51)         (0.40)          (0.06)       (0.07)
                           ------            ------          ------         ------         ------          ------       ------
Total distributions ..      (0.18)            (0.53)          (0.52)         (0.51)         (0.40)          (0.06)       (0.07)
                           ------            ------          ------         ------         ------          ------       ------
Net asset value, end
 of period ...........     $ 9.52            $ 9.49          $ 9.17         $ 9.46         $ 8.30          $ 9.52       $ 9.51
                           ======            ======          ======         ======         ======          ======       ======
TOTAL RETURN+               2.18%             9.51%           2.59%         20.70%        (1.67)%         (0.09)%        0.03%
                           ======            ======          ======         ======         ======          ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of
 period (in 000's) ...    $31,311            $9,691          $7,122         $4,452         $2,299          $1,779       $6,375
Ratio of operating
 expenses to average
 net assets ..........      1.79%*            1.86%           1.89%          1.91%          1.80%*          1.88%*       0.70%*
Ratio of net
 investment income to
 average net assets ..      5.73%*            5.65%           5.69%          5.73%          6.25%*          5.64%*       6.82%*
Portfolio turnover
 rate ................        36%               27%             42%            43%            26%             36%          36%
----------------
  * Annualized.
  + Total return represents aggregate total return for the periods indicated.
(a) Formerly, Composite Income Fund, Inc.
(b) On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d) On March 30, 1994 the Fund commenced selling Class B Shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(e) On March 23, 1998 the Fund commenced selling Class S and Class I shares.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                              CLASS A SHARES
                                                              --------------
                                                                   PERIOD
                                                                   ENDED
                                                                 04/30/98(a)
                                                                 (UNAUDITED)
                                                                  --------
Net asset value, beginning of period .....................        $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................          0.03
Net realized and unrealized loss on investments ..........         (0.03)
                                                                  ------
Total from investment operations .........................          --
                                                                  ------
LESS DISTRIBUTIONS:
Dividends from net investment income .....................         (0.03)
                                                                  ------
Total distributions ......................................         (0.03)
                                                                  ------
Net asset value, end of period ...........................        $ 9.97
                                                                  ======
TOTAL RETURN+                                                    (0.03)%
                                                                  ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................       $10,026
Ratio of operating expenses to average net assets ........         1.30%*
Ratio of net investment income to average net assets .....         4.05%*
Portfolio turnover rate ..................................            0%
----------------
  * Annualized.
  + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a) The Fund commenced operations on April 8, 1998.

FINANCIAL HIGHLIGHTS
TAX-EXEMPT BOND FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                                       ---------------------------------------------------------------------
                                         PERIOD
                                         ENDED        YEAR      YEAR         YEAR        YEAR       YEAR
                                     04/30/98(b)(c)   ENDED     ENDED        ENDED       ENDED      ENDED
                                      (UNAUDITED)   12/31/97   12/31/96    12/31/95    12/31/94    12/31/93
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period   $    8.09   $    7.83   $    8.02   $    7.13   $    8.04   $    7.58
                                       ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............        0.13        0.38        0.38        0.38        0.39        0.40
Net realized and unrealized
 gain/(loss) on investments ........       (0.13)       0.27       (0.19)       0.89       (0.91)       0.54
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations ...        0.00        0.65        0.19        1.27       (0.52)       0.94
                                       ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income       (0.13)      (0.38)      (0.38)      (0.38)      (0.39)      (0.40)
Distributions from net realized
 gains .............................        --         (0.01)       --          --          --         (0.08)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total distributions ................       (0.13)      (0.39)      (0.38)      (0.38)      (0.39)      (0.48)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .....   $    7.96   $    8.09   $    7.83   $    8.02   $    7.13   $    8.04
                                       =========   =========   =========   =========   =========   =========
TOTAL RETURN+ ......................        0.01%       8.59%       2.52%      18.25%      (6.53)%     12.54%
                                       =========   =========   =========   =========   =========   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ........................   $ 316,112   $ 188,021   $ 203,606   $ 230,055   $ 215,438   $ 259,045
Ratio of operating expenses to
 average net assets ................        0.77%*      0.80%       0.75%       0.81%       0.79%       0.81%
Ratio of net investment income to
 average net assets ................        5.09%*      4.84%       4.90%       5.03%       5.23%       4.97%
Portfolio turnover rate ............           2%         21%         22%          8%         12%         19%

----------------

  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a)  Formerly, Composite Tax-Exempt Bond Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

FINANCIAL HIGHLIGHTS
TAX-EXEMPT BOND FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                             CLASS S    CLASS I
                                                       CLASS B SHARES                                         SHARES     SHARES
                                     --------------------------------------------------------------------    ---------- ---------
                                        PERIOD                                                                PERIOD      PERIOD
                                         ENDED          YEAR         YEAR          YEAR         PERIOD         ENDED       ENDED
                                     04/30/98(b)(c)     ENDED        ENDED         ENDED         ENDED       04/30/98(e)04/30/98(e)
                                      (UNAUDITED)      12/31/97     12/31/96      12/31/95      12/31/94(D)  (UNAUDITED)(UNAUDITED)
                                       ---------      ---------     ---------     ---------     ---------     ---------  --------
Net asset value, beginning of period   $    8.09      $    7.83     $    8.02     $    7.13     $    7.49     $    8.06  $   8.06
                                       ---------      ---------     ---------     ---------     ---------     ---------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............        0.11           0.32          0.31          0.32          0.25          0.04      0.05
Net realized and unrealized gain/
 (loss) on investments .............       (0.13)          0.27         (0.19)         0.89         (0.36)        (0.10)    (0.10)
                                       ---------      ---------     ---------     ---------     ---------     ---------  --------
Total from investment operations ...       (0.02)          0.59          0.12          1.21         (0.11)        (0.06)    (0.05)
                                       ---------      ---------     ---------     ---------     ---------     ---------  --------
LESS DISTRIBUTIONS:

Dividends from net investment income       (0.11)         (0.32)        (0.31)        (0.32)        (0.25)        (0.04)    (0.05)
Distributions from net
 realized gains ....................        --            (0.01)         --            --            --            --        --
                                       ---------      ---------     ---------     ---------     ---------     ---------  --------
Total distributions ................       (0.11)         (0.33)        (0.31)        (0.32)        (0.25)        (0.04)    (0.05)
                                       ---------      ---------     ---------     ---------     ---------     ---------  --------
Net asset value, end of period .....   $    7.96      $    8.09     $    7.83     $    8.02     $    7.13     $    7.96  $   7.96
                                       =========      =========     =========     =========     =========     =========  ========
TOTAL RETURN+ ......................       (0.27)%         7.71%         1.61%        17.30%        (1.46)%       (0.79)%   (0.63)%
                                       =========      =========     =========     =========     =========     =========  ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)   $  14,586      $   8,110     $   5,266     $   2,682     $   1,258     $       1  $      1
Ratio of operating expenses to
 average net assets ................        1.52%*         1.62%         1.65%         1.62%         1.58%*        1.52%*    0.52%*
Ratio of net investment income to
 average net assets ................        4.34%*         4.00%         4.01%         4.18%         4.53%*        4.34%*    5.34%*
Portfolio turnover rate ............           2%            21%           22%            8%           12%            2%        2%

----------------

  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated.
(a)  Formerly, Composite Tax-Exempt Bond Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d)  On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(e)  On March 23, 1998 the Fund commenced selling Class S and Class I shares.

FINANCIAL HIGHLIGHTS
BOND & STOCK FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                                       ---------------------------------------------------------------------
                                         PERIOD
                                         ENDED       YEAR       YEAR        YEAR        YEAR        YEAR
                                      04/30/98(b)    ENDED      ENDED       ENDED       ENDED       ENDED
                                      (UNAUDITED)  10/31/97    10/31/96    10/31/95    10/31/94    10/31/93
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period   $   16.13   $   14.71   $   13.48   $   11.53   $   12.23   $   11.27
                                       ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............        0.59        0.50        0.52        0.50        0.46        0.48
Net realized and unrealized
 gain/(loss) on investments ........        1.22        2.37        1.53        2.02       (0.57)       1.06
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations ...        1.81        2.87        2.05        2.52       (0.11)       1.54
                                       ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ............................       (0.61)      (0.51)      (0.50)      (0.49)      (0.44)      (0.46)
Distributions from net realized
 gains .............................       (2.32)      (0.94)      (0.32)      (0.08)      (0.15)      (0.12)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total distributions ................       (2.93)      (1.45)      (0.82)      (0.57)      (0.59)      (0.58)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .....   $   15.01   $   16.13   $   14.71   $   13.48   $   11.53   $   12.23
                                       =========   =========   =========   =========   =========   =========
TOTAL RETURN+ ......................        9.78%      20.81%      15.66%      22.55%      (0.90)%     13.99%
                                       =========   =========   =========   =========   =========   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)   $ 323,373   $ 307,018   $ 255,414   $ 208,592   $ 191,615   $ 180,281
Ratio of operating expenses to
 average net assets ................        0.88%*      0.99%       0.98%       1.02%       1.06%       1.13%
Ratio of net investment income to
 average net assets ................        3.06%*      3.31%       3.68%       3.98%       3.97%       4.01%
Portfolio turnover rate ............          54%         54%         46%         32%         25%         19%
Average commission paid(c) .........   $  0.0525   $  0.0561   $  0.0632        --          --          --

----------------
  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a)  Formerly, Composite Bond & Stock Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

FINANCIAL HIGHLIGHTS
BOND & STOCK FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    CLASS B SHARES
                                                            -----------------------------------------------------------------
                                                            PERIOD
                                                             ENDED             YEAR         YEAR        YEAR         PERIOD
                                                          04/30/98(b)          ENDED        ENDED       ENDED         ENDED
                                                          (UNAUDITED)        10/31/97      10/31/96    10/31/95     10/31/94(c)
                                                            -------           -------      -------      -------       -------
Net asset value, beginning of peroid ...............        $ 16.10           $ 14.69      $ 13.47      $ 11.51       $ 11.49
                                                            -------           -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................           0.46              0.39         0.41         0.39          0.18
Net realized and unrealized
 gain/(loss) on investments ........................           1.20              2.36         1.53         2.03          0.04
                                                            -------           -------      -------      -------       -------
Total from investment operations ...................           1.66              2.75         1.94         2.42          0.22
                                                            -------           -------      -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............          (0.47)            (0.40)       (0.40)       (0.38)        (0.20)
Distributions from net realized gains ..............          (2.32)            (0.94)       (0.32)       (0.08)         --
                                                            -------           -------      -------      -------       -------
Total distributions ................................          (2.79)            (1.34)       (0.72)       (0.46)        (0.20)
                                                            -------           -------      -------      -------       -------
Net asset value, end of period .....................        $ 14.97           $ 16.10      $ 14.69      $ 13.47       $ 11.51
                                                            =======           =======      =======      =======       =======
TOTAL RETURN+ ......................................           9.33%            19.86%       14.73%       21.60%         1.94%
                                                            =======           =======      =======      =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............        $68,428           $46,556      $22,243      $ 7,372       $ 3,362
Ratio of operating expenses to average net assets ..           1.77%*            1.79%        1.86%        1.84%         1.77%*
Ratio of net investment income to average net assets           2.25%*            2.48%        2.80%        3.10%         3.22%*
Portfolio turnover rate ............................             54%               54%          46%          32%           25%
Average commission paid(d) .........................        $0.0525           $0.0561      $0.0632         --            --
----------------

  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated.
(a)  Formerly, Composite Bond & Stock Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(d)  Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                                    ------------------------------------------------------------------------
                                       PERIOD
                                        ENDED       YEAR        YEAR        YEAR        YEAR        YEAR
                                      04/30/98(b)   ENDED       ENDED       ENDED       ENDED       ENDED
                                      (UNAUDITED)  10/31/97    10/31/96    10/31/95    10/31/94    10/31/93
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period   $   21.01   $   17.26   $   14.65   $   12.71   $   12.81   $   12.02
                                       ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............        0.04        0.12        0.20        0.22        0.18        0.21
Net realized and unrealized
 gain/(loss) on investments ........        3.00        4.98        3.16        2.31        0.85        1.10
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations ...        3.04        5.10        3.36        2.53        1.03        1.31
                                       ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ............................       (0.06)      (0.14)      (0.21)      (0.19)      (0.18)      (0.21)
Distributions from net realized
 gains .............................       (2.47)      (1.21)      (0.54)      (0.40)      (0.95)      (0.31)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total distributions ................       (2.53)      (1.35)      (0.75)      (0.59)      (1.13)      (0.52)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .....   $   21.52   $   21.01   $   17.26   $   14.65   $   12.71   $   12.81
                                       =========   =========   =========   =========   =========   =========
TOTAL RETURN+ ......................       15.42%      31.24%      23.61%      20.87%       8.55%      11.06%
                                       =========   =========   =========   =========   =========   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)   $ 515,796   $ 299,928   $ 178,331   $ 130,630   $ 102,837   $  95,229
Ratio of operating expenses to
 average net assets ................        1.99%*      1.05%       1.03%       1.07%       1.10%       1.17%
Ratio of net investment income to
 average net assets ................        0.69%*      0.66%       1.26%       1.62%       1.45%       1.67%
Portfolio turnover rate ............          44%         71%         52%         39%         34%         54%
Average commission paid(c) .........   $  0.0572   $  0.0581   $  0.0654        --          --          --

----------------

  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a)  Formerly, Composite Growth & Income Fund.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                          CLASS S        CLASS I
                                                       CLASS B SHARES                                     SHARES         SHARES
                        --------------------------------------------------------------------------     -------------  -------------
                             PERIOD                                                                       PERIOD         PERIOD
                             ENDED            YEAR          YEAR           YEAR           PERIOD          ENDED          ENDED
                          04/30/98(b)        ENDED          ENDED          ENDED           ENDED        04/30/98(d)    04/30/98(d)
                          (UNAUDITED)       10/31/97      10/31/96       10/31/95       10/31/94(c)     (UNAUDITED)    (UNAUDITED)
                         --------------      -----          -----       -----------    -------------   -------------   -----------
Net asset value,
 beginning of period .     $20.85            $17.17        $14.59         $12.68         $12.00            $21.26       $21.45
                           ------            ------        ------         ------         ------            ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income        0.00#            (0.02)         0.06           0.11           0.05              0.00#        0.03
Net realized and
 unrealized gain/
 (loss) on investments       2.96              4.93          3.14           2.31           0.69              0.10         0.09
                           ------            ------        ------         ------         ------            ------       ------
Total from investment
 operations ..........       2.96              4.91          3.20           2.42           0.74              0.10         0.12
                           ------            ------        ------         ------         ------            ------       ------
LESS DISTRIBUTIONS:

Dividends from net
 investment income ...       --               (0.02)        (0.08)         (0.11)         (0.06)             --           --
Distributions from net
 realized gains ......      (2.47)            (1.21)        (0.54)         (0.40)          --                --           --
                           ------            ------        ------         ------         ------            ------       ------
Total distributions ..      (2.47)            (1.23)        (0.62)         (0.51)         (0.06)             --           --
                           ------            ------        ------         ------         ------            ------       ------
Net asset value, end
 of period ...........     $21.34            $20.85        $17.17         $14.59         $12.68            $21.36       $21.57
                           ======            ======        ======         ======         ======            ======       ======
TOTAL RETURN+              15.06%            30.20%        22.55%         19.95%          6.14%             0.56%        0.70%
                           ======            ======        ======         ======         ======            ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of
 period (in 000's) ...   $118,479           $49,994       $22,851         $8,871         $2,082           $15,138     $198,063
Ratio of operating
 expenses to average
 net assets ..........      2.81%*            1.88%         1.94%          1.91%          1.85%*            2.78%*       1.68%*
Ratio of net
 investment income to
 average net assets ..    (0.13)%*          (0.19)%         0.34%          0.69%          0.65%*          (0.10)%*       1.00%*
Portfolio turnover
 rate ................        44%               71%           52%            39%            34%               44%          44%
Average commission
 paid(e) .............    $0.0572           $0.0581       $0.0654           --             --             $0.0572      $0.0572
----------------

  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated.
  #  Amount represents less than $0.01 per share.
(a)  Formerly, Composite Growth & Income Fund.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(d)  On March 23, 1998 the Fund commenced selling Class S and Class I shares.
(e)  Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

FINANCIAL HIGHLIGHTS
NORTHWEST FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  CLASS A SHARES
                                       ---------------------------------------------------------------------
                                         PERIOD
                                          ENDED      YEAR        YEAR        YEAR        YEAR        YEAR
                                       04/30/98(b)   ENDED       ENDED       ENDED       ENDED       ENDED
                                       (UNAUDITED)  10/31/97    10/31/96    10/31/95    10/31/94    10/31/93
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period   $   25.92   $   19.69   $   17.40   $   14.30   $   14.50   $   14.04
                                       ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............       0.00#       (0.02)       0.03        0.07        0.08        0.07
Net realized and unrealized
 gain/(loss) on investments ........        2.84        8.13        2.47        3.10        0.35        0.46
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations ...        2.84        8.11        2.50        3.17        0.43        0.53
                                       ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ............................        --          --         (0.03)      (0.07)      (0.08)      (0.07)
Distributions from net realized
 gains .............................       (4.77)      (1.88)      (0.18)       --         (0.55)       --
                                       ---------   ---------   ---------   ---------   ---------   ---------
Total distributions ................       (4.77)      (1.88)      (0.21)      (0.07)      (0.63)      (0.07)
                                       ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .....   $   23.99   $   25.92   $   19.69   $   17.40   $   14.30   $   14.50
                                       =========   =========   =========   =========   =========   =========
TOTAL RETURN+ ......................       12.11%      44.47%      14.54%      22.24%       2.97%       3.82%
                                       =========   =========   =========   =========   =========   =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)   $ 286,979   $ 256,908   $ 176,706   $ 157,953   $ 152,622   $ 168,840
Ratio of operating expenses to
 average net assets ................        1.01%*      1.05%       1.08%       1.10%       1.09%       1.09%
Ratio of net investment income to
 average net assets ................       (0.01)%*    (0.08)%      0.16%       0.44%       0.51%       0.48%
Portfolio turnover rate ............          42%         37%         42%          9%         11%          8%
Average commission paid(c) .........   $  0.0514   $  0.0557   $  0.0665        --          --          --

---------
  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.
  #  Amount represents less than $0.01 per share.
(a)  Formerly, Composite Northwest Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

FINANCIAL HIGHLIGHTS
NORTHWEST FUND(a)
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         CLASS B SHARES
                             -----------------------------------------------------------------------------------------------------
                                                          PERIOD
                                                           ENDED          YEAR              YEAR              YEAR      PERIOD
                                                        04/30/98(b)       ENDED             ENDED             ENDED      ENDED
                                                        (UNAUDITED)      10/31/97          10/31/96          10/31/95  10/31/94(c)
                                                        ----------       --------      ------------      ------------   --------
Net asset value, beginning
 of period .........................................    $    25.34       $  19.45      $      17.31      $      14.28   $  14.42
                                                        ----------       --------      ------------      ------------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         (0.01)         (0.08)            (0.08)            (0.05)     (0.02)
Net realized and unrealized
 gain/(loss) on investments ........................          2.68           7.85              2.40              3.08      (0.12)
                                                        ----------       --------      ------------      ------------   --------
Total from investment operations ...................          2.67           7.77              2.32              3.03      (0.14)
                                                        ----------       --------      ------------      ------------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............          --             --                --                --         --
Distributions from net realized gains ..............         (4.77)         (1.88)            (0.18)             --         --
                                                        ----------       --------      ------------      ------------   --------
Total distributions ................................         (4.77)         (1.88)            (0.18)             --         --
                                                        ----------       --------      ------------      ------------   --------
Net asset value, end of period .....................    $    23.24       $  25.34      $      19.45      $      17.31   $  14.28
                                                        ==========       ========      ============      ============   ========
TOTAL RETURN+ ......................................         11.66%         43.17%            13.54%            21.25%     (0.97)%
                                                        ==========       ========      ============      ============   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............    $   55,932       $ 39,627      $     14,653      $      7,083   $  3,102
Ratio of operating expenses
 to average net assets .............................          1.91%*         1.91%             1.98%             1.95%      1.96%*
Ratio of net investment
 income to average net assets ......................         (0.90)%*       (0.96)%           (0.76)%           (0.45)%    (0.39)%*
Portfolio turnover rate ............................            42%            37%               42%                9%        11%
Average commission paid(d) .........................    $   0.0514       $ 0.0557      $     0.0665              --         --

----------------
  *  Annualized.
  +  Total return represents aggregate total return for the periods indicated.
(a)  Formerly, Composite Northwest Fund, Inc.
(b)  On March 20, 1998, Composite Research & Management Co., the Fund's investment advisor, was renamed WM Advisors, Inc.
(c)  On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(d)  Average commission rate paid per share of securities purchased and sold by the Fund as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

PORTFOLIO of INVESTMENTS

MONEY MARKET FUND
APRIL 30, 1998 (UNAUDITED)
   PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 2)
      ------                                                                    --------

COMMERCIAL PAPER - 64.4%
              American Honda Finance Corporation:
$  7,000,000    5.520% due 05/15/1998 .................................      $  6,984,973
   6,500,000    5.500% due 05/21/1998 .................................         6,480,139
   7,500,000  Bear Sterns Companies Inc.,
                5.550% due 05/08/1998 .................................         7,491,906
   5,000,000  Beneficial Corporation,
                5.520% due 06/16/1998 .................................         4,964,733
   3,700,000  British Gas Capital Inc.,
                5.520% due 08/24/1998 .................................         3,634,747
   7,500,000  Caisse D'Amortissement de la ette Sociale (CADES),
                5.450% due 08/03/1998 .................................         7,393,256
   7,500,000  Caterpillar Financial Services Inc.,
                5.520% due 05/14/1998 .................................         7,485,050
              Chrysler Financial Corporation:
   5,000,000    5.510% due 05/18/1998 .................................         4,986,990
   7,500,000    5.530% due 06/11/1998 .................................         7,452,765
   2,000,000  Columbia University,
                5.530% due 05/08/1998 .................................         1,997,849
   5,000,000  Dean Witter Discover & Company,
                6.000% due 08/10/1998 .................................         5,001,083
   5,000,000  Deere & Company,
                5.500% due 05/15/1998 .................................         4,989,306
              Den Norske Stats Oljeselskap A/S:
   5,000,000    5.500% due 05/18/1998 .................................         4,987,014
   7,500,000    5.520% due 06/04/1998 .................................         7,460,900
              Ford Motor Credit Company:
   3,500,000    5.510% due 05/13/1998 .................................         3,493,572
   4,900,000    5.500% due 05/20/1998 .................................         4,885,776
   5,000,000  General Electric Capital Corporation,
                5.500% due 05/14/1998 .................................         4,990,069
              General Electric Company:
   5,000,000    5.530% due 05/18/1998 .................................         4,986,943
   8,000,000    5.380% due 08/19/1998 .................................         7,866,725
              General Motors Acceptance Corporation:
   5,000,000    5.510% due 05/08/1998 .................................         4,994,643
   5,000,000    5.510% due 05/18/1998 .................................         4,986,990
  10,000,000  Goldman Sachs & Company,
                5.510% due 05/15/1998 .................................         9,978,592
   8,000,000  Halifax Building Society,
                5.690% due 05/15/1998 .................................         7,982,308
   5,000,000  Hitachi America Limited,
                5.520% due 05/13/1998 .................................         4,990,800
  12,000,000  Household Finance Corporation,
                5.520% due 05/22/1998 .................................        11,961,378
   7,500,000  IBM Credit Corporation,
                5.500% due 05/14/1998 .................................         7,485,104
              International Lease Finance Corporation:
   3,000,000    5.520% due 05/06/1998 .................................         2,997,700
   4,234,000    6.500% due 07/15/1998 .................................         4,240,722
   5,000,000  John Deere Capital Corporation,
                5.500% due 05/22/1998 .................................         4,983,958
   5,000,000  Merrill Lynch & Company Inc.,
                5.500% due 06/15/1998 .................................         4,965,313
   7,500,000  Monsanto Company,
                5.500% due 05/14/1998 .................................         7,485,104
   7,500,000  Morgan Stanley, Dean Witter, Discover,
                5.500% due 05/27/1998 .................................         7,470,208
              Sears Roebuck Acceptance Corporation:
   5,000,000    5.520% due 05/20/1998 .................................         4,985,433
   7,500,000    5.540% due 06/15/1998 .................................         7,448,063
              Sharp Electronics Corporation:
   5,000,000    5.570% due 05/06/1998 .................................         4,996,132
   5,000,000    5.550% due 05/14/1998 .................................         4,989,979
   5,000,000  Societe Generale North America, Inc.,
                5.510% due 05/27/1998 .................................         4,980,103
              Toshiba International:
   1,800,000    5.550% due 05/07/1998 .................................         1,798,335
   5,000,000    5.550% due 05/26/1998 .................................         4,980,729
              Toyota Motor Credit Corporation:
   4,080,000    5.550% due 05/01/1998 .................................         4,080,000
   5,000,000    5.500% due 05/18/1998 .................................         4,987,014
   3,500,000    5.500% due 05/21/1998 .................................         3,489,306
  10,500,000    5.510% due 05/29/1998 .................................        10,454,982
   8,700,000  Trident Capital Inc.,
                5.660% due 06/12/1998+++ ..............................         8,642,589
              Weyerhauser Real Estate Company:
   5,000,000    5.550% due 05/04/1998 .................................         5,000,000
   5,000,000    5.500% due 05/22/1998 .................................         4,983,958
   8,700,000  Windmill Funding Corporation,
                5.090% due 05/15/1998+++ ..............................         8,626,231
   7,500,000  Xerox Corporation,
                5.500% due 05/21/1998 .................................         7,477,083
   7,500,000  Xerox Credit Corporation,
                5.510% due 06/12/1998 .................................         7,451,788
                                                                             ------------
              Total Commercial Paper
                (Cost $291,428,341) ...................................       291,428,341
                                                                             ------------

MEDIUM TERM NOTES - 14.1%
   3,000,000  Bank of America, Note,
                5.630% due 02/26/1999 .................................         2,999,046
   5,000,000  Bank Boston NA,
                5.500% due 10/06/1998++ ...............................         4,998,826
   9,000,000  Bayerische Landesbank Girozentrale,
                5.490% due 06/26/1998++ ...............................         8,998,903
              Bear Sterns Companies Inc.:
   5,000,000    5.626% due 10/15/1998++ ...............................         5,000,000
   5,000,000    5.950% due 10/15/1998++ ...............................         5,000,000
   1,000,000  Caterpillar Financial Services Inc.,
                6.770% due 03/15/1999 .................................         1,009,444
   3,000,000  General Electric Capital Corporation,
                5.000% due 09/10/1998 .................................         2,992,001
   1,000,000  General Motors Acceptance Corporation,
                6.150% due 05/11/1998 .................................         1,000,052
   2,883,000  International Lease Finance Corporation,
                6.220% due 10/01/1998 .................................         2,888,364
   9,000,000  Keybank National,
                5.550% due 07/31/1998++ ...............................         8,998,444
   4,000,000  Keystone Group, Sr. Note, (Pre-Refunded),
                9.750% due 09/01/2003 .................................         4,210,980
              Merrill Lynch & Company, Inc.:
   5,000,000    5.606% due 07/28/1998++ ...............................         5,000,000
   2,000,000    5.638% due 08/03/1998++ ...............................         2,000,000
   1,000,000    5.905% due 10/21/1998 .................................         1,000,112
   5,000,000    5.790% due 04/28/1999 .................................         5,000,000
   2,500,000  Toyota Motor Credit Corporation,
                5.875% due 06/26/1998 .................................         2,500,539
                                                                             ------------
              Total Medium Term Notes
                (Cost $63,596,711) ....................................        63,596,711
                                                                             ------------

CERTIFICATES OF DEPOSIT - 3.3%
              Bankers Trust New York Corporation:
   5,000,000    5.970% due 08/28/1998 .................................         4,999,844
   5,000,000    5.940% due 09/10/1998 .................................         4,998,946
   5,000,000  PNC Bank National,
                5.625% due 06/05/1998 .................................         5,000,230
                                                                             ------------
              Total Certificates of Deposit
                (Cost $14,999,020) ....................................        14,999,020
                                                                             ------------

CERTIFICATES OF DEPOSIT (YANKEE) - 6.8%
   2,000,000  Bank of Nova Scotia,
                5.675% due 03/04/1999 .................................         1,999,433
   3,000,000  Barclays Bank PLC,
                5.940% due 06/19/1998 .................................         2,999,135
   7,000,000  Credit Anstalt NU YC,
                5.890% due 11/17/1998 .................................         7,005,355
   7,000,000  Credit Suisse First Boston, NY,
                5.740% due 01/07/1999 .................................         7,000,000
   5,000,000  Societe Generale, New York,
                5.665% due 03/23/1999 .................................         4,997,101
   5,000,000  Swiss Bank,
                5.825% due 04/29/1999 .................................         4,998,765
   2,000,000  Swiss Bank Corporation, New York,
                5.820% due 06/04/1998 .................................         2,000,424
                                                                             ------------
              Total Certificates of Deposit (Yankee)
                (Cost $31,000,213) ....................................        31,000,213
                                                                             ------------

MUNICIPAL BOND - 1.8%
   5,000,000  Texas State, Veterans Land Board,
                Taxable Bonds,
                5.700% due 12/01/1998 .................................         4,999,394
   3,000,000  Everett Clinic PS,
                5.670% due 12/01/2018+ ................................         3,000,000
                                                                             ------------
              Total Municipal Bonds (Cost $7,999,394)                           7,999,394
                                                                             ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
    FEDERAL HOME LOAN BANK (FHLB) - 6.1%
   3,000,000  5.645% due 10/02/1998 ...................................         2,997,606
   1,500,000  5.605% due 01/29/1999 ...................................         1,500,000
   2,500,000  5.625% due 03/02/1999 ...................................         2,500,000
   5,000,000  5.605% due 03/12/1999 ...................................         4,999,461
   3,000,000  5.650% due 03/12/1999 ...................................         3,000,000
   2,000,000  5.625% due 03/16/1999 ...................................         2,000,000
   3,000,000  5.700% due 03/17/1999 ...................................         3,000,000
   7,500,000  5.750% due 04/27/1999 ...................................         7,500,000
                                                                             ------------
              Total FHLBs (Cost $27,497,067) ..........................        27,497,067
                                                                             ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 2.8%
   1,000,000  Discount Note,
                5.410% due 06/17/1998 .................................           992,773
   7,500,000  Discount Note,
                5.530% due 03/11/1999 .................................         7,492,375
   2,000,000  Floating Rate Note,
                5.538% due 10/20/1998++ ...............................         1,999,586
   2,000,000  Floating Rate Note,
                5.588% due 11/04/1998++ ...............................         1,999,273
                                                                             ------------
              Total FNMAs (Cost $12,484,007) ..........................        12,484,007
                                                                             ------------
    FEDERAL FARM CREDIT BANK - 1.1%
   5,000,000  5.510% due 08/03/1998
                (Cost $5,000,000) .....................................         5,000,000
                                                                             ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.5%
   2,529,000  Discount Note,
                5.430% due 05/28/1998
                (Cost $2,518,389) .....................................         2,518,389
                                                                             ------------
              Total U.S. Government Agency Obligations (Cost
                $47,499,463) ..........................................        47,499,463
                                                                             ------------

REPURCHASE AGREEMENT - 1.4%
   6,198,000  Agreement with Goldman Sachs, 5.300% dated 04/30/1998, to be repurchased at $6,198,912 on 05/01/1998,
                collateralized by $6,161,746 U.S. Treasury Note, 6.500%
                due 08/15/2005 (Market Value $6,518,153) (Cost
                $6,198,000) ...........................................         6,198,000
                                                                             ------------
TOTAL INVESTMENTS (COST $462,721,142*)                          102.3%        462,721,142
OTHER ASSETS AND LIABILITIES (NET) ............................  (2.3)        (10,304,151)
                                                                -----        ------------
NET ASSETS .................................................... 100.0%       $452,416,991
                                                                =====        ============

--------------
  * Aggregate cost for federal tax purposes.
  + Variable rate securities payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.
 ++ Floating rate security whose interest rate is reset periodically based on an index.
+++ Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may be resold to qualified institutional buyers. At April
    30, 1998, these securities amounted to $17,268,820, 3.82% of net assets.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

TAX-EXEMPT MONEY MARKET FUND
APRIL 30, 1998 (UNAUDITED)

   PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 2)
      ------                                                                    --------

STATE AND MUNICIPAL SECURITIES - 104.5%
     ALABAMA - 3.6%
$    500,000  Alabama State Special Care Authority Facilities Financing
                (Montgomery Hospital Depreciable Assets), Series 1985,
                4.100%, due 04/01/2015+ ................................        $  500,000
     500,000  Athens, AL, Industrial Development Board (Coilplus, Inc.
                Project), Series 1984,
                4.750%, due 09/19/1999+ ................................           500,000
                                                                                ----------
                                                                                 1,000,000
                                                                                ----------
     ARIZONA - 2.9%
     300,000  Arizona State Health Facilities Authority Revenue (Pooled
                Loan Program), Series 1985,
                4.100%, due 10/01/2015+ ................................           300,000
     500,000  Tempe, AZ, Unified High School District Unlimited Tax Note,
                14.350%, due 07/01/1998 ................................           508,457
                                                                                ----------
                                                                                   808,457
                                                                                ----------
     CALIFORNIA - 6.8%
     500,000  Auburn, CA, Unified School District, 1997 Tax and Revenue
                Anticipation Notes,
                4.250%, due 10/13/1998 .................................           500,932
     300,000  Los Angeles Regional Airport (American Airlines/LA
                International), Series E,
                3.950%, due 12/01/2024+ ................................           300,000
     100,000  Los Angeles Regional Airport (American Airlines/LA
                International), Series G,
                3.950%, due 12/01/2024+ ................................           100,000
     200,000  Los Angeles Regional Improvement Corporation Sublease
                Revenue (LA International), LAX2,
                3.950%, due 12/01/2025+ ................................           200,000
     245,000  Monterey County, CA, Natividad Medical Center, Series E,
                4.000%, due 08/01/1998 .................................           245,182
     500,000  Oxnard, CA, School District 1997 Tax and Revenue
                Anticipation Notes,
                4.500%, due 08/13/1998 .................................           500,891
                                                                                ----------
                                                                                 1,847,005
                                                                                ----------
     COLORADO - 0.8%
     210,000  University of Northern Colorado, Refunding Revenue Bonds
                (Auxiliary Facilities System) Series A,
                3.500%, due 06/01/1998 .................................           210,000
                                                                                ----------
     DISTRICT OF COLUMBIA - 5.5%
   1,500,000  District of Columbia Revenue Bonds, Georgetown University,
                Series B
                3.750%, due 04/01/1999 .................................         1,500,000
                                                                                ----------
     GEORGIA - 1.5%
     200,000  Albany/Dougherty County Hospital Authority, GA, Hospital
                Revenue Anticipation Certificates, Series 1990A,
                6.700%, due 09/01/1998. ................................           201,834
     200,000  Georgia State Unlimited General Obligation Bonds, Series C,
                4.500%, due 08/01/1998 .................................           200,328
                                                                                ----------
                                                                                   402,162
                                                                                ----------
     ILLINOIS - 8.0%
     400,000  Chicago O'Hare International Airport General Airport
                Second Lien Revenue Bonds, 1984 Series B,
                4.100%, due 01/01/2015+ ................................           400,000
     200,000  Illinois Development, Uhlich Children's Home Project,
                4.150%, due 04/01/2007+ ................................           200,000
     400,000  Illinois Health Facilities Authority, (Bensenville Home
                Society), Series 1989A,
                4.050%, due 02/15/2019+ ................................           400,000
     800,000  Illinois State Health Facilities Authority (Hospital
                Sisters Services), Series 1985E,
                3.700%, due 12/01/2015+ ................................           800,000
     200,000  Illinois Unlimited Tax General Obligation Bonds, Series of
                February 1997,
                4.750%, due  08/01/1998 ................................           200,545
     200,000  Sauget Illinois Pollution Control Revenue Bonds, Monsanto
                Company Project,
                4.200%, due 09/01/2014+,++ .............................           200,000
                                                                                ----------
                                                                                 2,200,545
                                                                                ----------
     INDIANA - 6.4%
     500,000  Indiana State Office Building Commission Capital Complex
                Revenue Bonds, (Indiana Government Center - State Office
                Building I), Series 1988,
                7.750%, due 07/1/2009,
                Pre-refunded at 102 ....................................           512,980
     300,000  Indiana State Development Authority, Education Facilities
                Project Revenue Bonds (Lutheran High School),
                4.250%, due 10/01/2017+ ................................           300,000
     500,000  Indianapolis Industrial Economic Development Revenue
                Bonds, Visiting Nurse Service Foundation,
                4.200%, due 03/01/2013+ ................................           500,000
     410,000  Lafayette Indiana Redevelopment Authority Economic
                Development Lease Rental,
                7.100%, due 02/01/2009,
                Pre-refunded at 102 ....................................           428,227
                                                                                ----------
                                                                                 1,741,207
                                                                                ----------
     KENTUCKY - 2.6%
     500,000  Kentucky Infrastructure Authority, Governmental Agencies
                (BANS), Series B,
                4.150%, due 06/30/1998+ ................................           500,000
     200,000  Kentucky Infrastructure Authority, Governmental Agencies
                (BANS) Series A, 4.150%, due 06/30/1998+ ...............           200,000
                                                                                ----------
                                                                                   700,000
                                                                                ----------
     MASSACHUSETTS - 0.4%
     100,000  Massachusetts State Housing, Residential Development, FNMA
                Collateral Series A,
                5.600%, due 11/15/1998 .................................           100,948
                                                                                ----------
     MARYLAND - 3.3%
     250,000  Howard County, MD, Metropolitan District Bonds, 1989
                Series A,
                7.400%, due 02/15/2009,
                Pre-refunded at 101 ....................................           258,104
     150,000  Washington Suburban Sanitary District, General
                Construction,
                7.000%, due 12/01/1999,
                Pre-refunded at 102 ....................................           155,804
     500,000  Washington Suburban Sanitary District, (Sewage Disposal
                Bonds of 1994)
                5.750%, due 06/01/1998 .................................           500,759
                                                                                ----------
                                                                                   914,667
                                                                                ----------
     MICHIGAN - 4.9%
     300,000  Michigan State Hospital Finance Authority (Equipment Loan
                Program Bonds),
                4.150%, due 12/01/2023+ ................................           300,000
     300,000  Michigan State Hospital Finance Authority (Equipment Loan
                Program Bonds), Series A,
                4.150%, due 12/01/2023+ ................................           300,000
     300,000  Michigan State Job Development Authority Revenue (East
                Lansing Residence),
                3.850%, due 12/01/2014+ ................................           300,000
     200,000  Michigan State Job Development Authority Revenue (Kentwood
                Residence),
                3.850%, due 11/01/2014+ ................................           200,000
     250,000  Reed City, Michigan, Public School District, Unlimited Tax
                General Obligation Bonds,
                5.400%, due 05/01/1998 .................................           250,000
                                                                                ----------
                                                                                 1,350,000
                                                                                ----------
     MISSOURI - 1.5%
     400,000  Missouri Environmental Improvement and Energy Resources
                Authority, Pollution Control Revenue Bonds (Monsanto
                Company),
                4.200%, due 06/01/2023+ ................................           400,000
                                                                                ----------
     NORTH CAROLINA - 0.7%
     200,000  Cumberland County NC Industrial Facility & Pollution
                Control, (Monsanto Company Project),
                4.100%, due 06/01/2012+ ................................           200,000
                                                                                ----------
     NORTH DAKOTA - 0.5%
     125,000  Grand Forks, ND, Sales Tax Revenue Bonds, Aurora Project,
                Series A,
                3.900%, due 12/15/1998 .................................           125,074
                                                                                ----------
     NEW JERSEY - 1.3%
     250,000  New Jersey Housing and Mortgage Finance Agency,
                (Multifamily 250,000 Housing Revenue Bonds) 1995 Series A,
                4.150%, due 05/01/1998 .................................           250,000
     100,000  New Jersey State Transportation Trust Fund, Series A,
                5.000%, due 12/15/1998 .................................           100,757
                                                                                ----------
                                                                                   350,757
                                                                                ----------
     NEW YORK - 2.7%
     300,000  Jefferson County, N.Y., Industrial Development Agency,
                Watertown-Carthage TV,
                3.600%, due 12/01/2012+ ................................           300,000
     300,000  New York, N.Y. Series B, Subseries B4,
                3.900%, due 08/15/2023+ ................................           300,000
     130,000  Shenendehowa Central School District, N.Y. Clifton Park,
                5.300%, due 08/15/1998 .................................           130,610
                                                                                ----------
                                                                                   730,610
                                                                                ----------
     OHIO - 3.1%
     100,000  Columbus, OH, Limited General Obligation Bonds, Series A,
                3.600%, due 05/15/1998 .................................           100,000
     100,000  Columbus Ohio, Unlimited General Obligation Bonds, Series 1,
                3.900%, due 06/01/2016+ ................................           100,000
     145,000  Little Miami, OH, Local School District, Unlimited Tax
                General Obligation Bonds,
                3.600%, due 12/01/1998 .................................           145,000
     505,000  Toledo, OH, Limited Tax General Obligation Bonds, Various
                Purpose Improvement Bonds, Series 1997,
                3.900%, due 12/01/1998 .................................           505,223
                                                                                ----------
                                                                                   850,223
                                                                                ----------
     OREGON - 6.0%
     100,000  Klamath Falls, OR, Electric Revenue Bonds, Salt Caves
                Hydroelectric, Series C,
                3.800%, due 05/01/2023
                (Mandatory Put Bonds) ..................................           100,000
     500,000  Oregon State, Series 73E,
                4.150%, due 12/01/2016+ ................................           500,000
     200,000  Portland, OR, Limited Tax Improvement Bonds, 1995 Series A,
                8.000%, due 06/01/1998 .................................           200,699
     350,000  Portland, OR, Water System Revenue Bonds, Series 1995,
                4.100%, due 08/01/1998 .................................           350,250
     500,000  Washington County, OR, School District #48J (Beaverton),
                Unlimited Tax General Obligation,
                7.400%, due 06/01/1998,
                Pre-refunded at 100 ....................................           501,301
                                                                                ----------
                                                                                 1,652,250
                                                                                ----------
     PENNSYLVANIA - 0.4%
     100,000  Pennsylvania State Unlimited Tax General Obligation Bonds,
                Second Series A,  1988,
                6.800%, due 05/15/1998 .................................           100,111
                                                                                ----------
     RHODE ISLAND - 0.9%
     250,000  Providence, RI, Unlimited Tax General Obligation
                Refunding Bonds,
                6.100%, due 09/01/1998 .................................           251,833
                                                                                ----------
     TENNESSEE - 4.3%
     570,000  Hendersonville Industrial Development Board, Multifamily
                Housing Revenue Bonds (Windsor Park),
                4.150%, due 02/15/2028+ ................................           570,000
     600,000  Metro Government, Nashville/Davidson County, TN,
                Industrial Development Multifamily Housing Revenue
                Bonds, (Chimneytop II),
                4.3750%, due 09/01/2006+ ...............................           600,000
                                                                                ----------
                                                                                 1,170,000
                                                                                ----------
     TEXAS - 9.5%
     500,000  Austin County, TX, Industrial Development Corporation
                (Justin Industries, Inc. Project),
                4.050%, due 12/01/2014+,++ .............................           500,000
     500,000  Brazos River, TX, Pollution Control Revenue Refunding
                Bonds (Monsanto Company Project),
                4.200%, due 11/01/2000+,++ .............................           500,000
     400,000  Harris County, TX, Health Facility (Sisters of Charity),
                Series C,
                4.125%, due 07/01/2023+ ................................           400,000
     190,000  Judson, TX, Independent School District, Unlimited Tax
                General Obligation Bonds,
                3.800%, due 02/01/1999 .................................           190,000
     600,000  Lower Neches Valley, TX, Industrial Development
                Corporation, Pollution Control Revenue Bonds (Neches
                River Treatment Corporation Project), Series 1994A,
                4.100%, due 02/01/2004
                (Guaranteed By Mobil Corp.)+,++ ........................           600,000
     420,000  Pflugerville, TX, Independent School District, Unlimited
                Tax, School Building and Refunding Bonds,
                4.250%, due 08/15/1998 .................................           420,533
                                                                                ----------
                                                                                 2,610,533
                                                                                ----------
     UTAH - 4.1%
     620,000  Cache County, UT, School District, (General Obligation
                School Building Bonds), Series 1997,
                4.000%, due 06/15/1998 .................................           620,107
     250,000  Ogden City, UT, Unlimited General Obligation Bonds,
                4.200%, due 12/15/1998 .................................           250,600
     250,000  Utah State Board of Regents Refunding Hospital Revenue
                Bonds (University of Utah), Series 1997,
                4.750%, due 08/01/1987 .................................           250,583
                                                                                ----------
                                                                                 1,121,290
                                                                                ----------
     VIRGINIA - 0.4%
     100,000  Virginia Public Building Authority (State Building Revenue
                Refunding Bonds), Series 1992B,
                5.200%, due 08/01/1998 .................................           100,319

     WASHINGTON - 16.8%
     185,000  King & Snohomish Counties, WA, School District No. 417
                (Northshore), Unlimited Tax, General Obligation Bonds,
                3.600%, due 06/01/1998 .................................           185,000
     115,000  Mason County, WA, Public Utility District No. 003,
                Electric Revenue Bonds,
                3.750%, due 12/01/1998 .................................           115,000
   1,000,000  Richland, WA, Golf Enterprise Revenue Bonds, 1996,
                4.300%, due 12/01/2021+ ................................         1,000,000
     500,000  Seattle, WA, Water System Revenue Bonds,
                4.400%, due 06/01/1998 .................................           500,328
   1,430,000  Seattle, WA, Housing Authority Low Income Housing
                Assistance Revenue, (Bayview Manor Project), Series B,
                4.200%, due 05/01/2019+ ................................         1,430,000
     500,000  Seattle, WA, Unlimited Tax, General Obligation Bonds,
                Series A,
                4.500%, due 09/01/1998 .................................           501,545
     300,000  Seattle, WA, Unlimited Tax, General Obligation Refunding
                Bonds, Series A,
                4.500%, due 03/01/1999 .................................           301,435
     100,000  State of Washington, Unlimited Tax, General Obligation
                Refunding Bonds, Series R-93B,
                4.400%, due 10/01/1998 .................................           100,218
     300,000  Washington State, Unlimited Tax, General Obligation Bonds,
                Series R-89A,
                7.500%, due 09/01/2003,
                Pre-refunded at 100 ....................................           303,602
     160,000  Washington State, Unlimited Tax, General Obligation Bonds,
                7.400%, due 12/01/1998,
                Pre-refunded at 100 ....................................           163,362
                                                                                ----------
                                                                                 4,600,490
                                                                                ----------
     WISCONSIN - 5.6%
     220,000  Wisconsin Health and Education Facilities Authority,
                Revenue Bonds, (Waukesha Memorial Hospital),
                Series 1995A,
                4.300%, due 08/15/1998 .................................           220,216
     200,000  Wisconsin, Unlimited Tax General Obligation Bonds, 1986,
                Series C,
                5.250%, due 05/01/1998 .................................           200,000
     900,000  Wisconsin State, Health and Educational Facilities
                Authority Facilities Revenue Bonds, (SSM Health Care
                Project), Series 1990A,
                4.400%, due 06/01/2006+ ................................           900,000
     200,000  Wisconsin State, Health Facilities Authority, (Hospital
                Sisters Obligation), Series G,
                4.125%, due 12/01/2001+ ................................           200,000
                                                                                ----------
                                                                                 1,520,216
                                                                                ----------
              Total State and Municipal Securities
                (Cost $28,558,697) .....................................        28,558,697
                                                                                ----------
INVESTMENT COMPANY SECURITY - 0.6%
$    171,475  Nuveen Tax-Exempt Money Market Fund, 3.420% (Cost
                $171,475) ..............................................     $     171,475
                                                                             -------------
TOTAL INVESTMENTS (COST $28,730,172*)                           105.1%          28,730,172
OTHER ASSETS NET OF LIABILITIES ...............................  (5.1)          (1,388,409)
                                                                -----        -------------
NET ASSETS .................................................... 100.0%       $  27,341,763
                                                                =====        =============

--------------
 * Aggregate cost for federal tax purposes.
 + Floating rate security. The interest rate shown reflects the rate currently in effect.
++ Obligations of various corporations and are not supported by other third party credit agreements.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

U.S. GOVERNMENT SECURITIES FUND
APRIL 30, 1998 (UNAUDITED)

   PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 2)
      ------                                                                    --------

U.S. GOVERNMENT AGENCY MORTAGE-BACKED
  SECURITIES - 85.0%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) - 41.9%

$21,632,862  6.500% due 02/01/2011-02/01/2028 ........................      $ 21,739,953
  1,909,896  7.000% due 07/01/2024-02/01/2026 ........................         1,935,561
 59,809,141  7.500% due 01/01/2007-03/01/2013 ........................        61,663,037
    962,942  8.750% due 01/01/2013 ...................................         1,010,058
  1,614,792  9.000% due 12/01/2008-08/01/2022 ........................         1,706,633
    677,141  9.500% due 06/01/2016-05/01/2017 ........................           720,944
  1,769,573  15 Year Converted GOLD,
               7.500% due 05/01/2003 .................................         1,824,320
             GOLD:
    247,057    6.500% due 04/01/2027 .................................           245,127
 63,854,459    7.500% due 07/01/2002-04/01/2013 ......................        65,839,108
  3,179,841    8.500% due 04/01/2019 .................................         3,322,934
                                                                            -------------
             Total FHLMCs (Cost $159,117,193) ........................       160,007,675
                                                                            -------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) - 33.4%
  4,706,279  6.000% due 04/20/2026 ...................................         4,529,794
 13,999,033  6.500% due 08/15/2023-03/15/2024 ........................        13,889,700
 15,791,208  7.000% due 07/15/2008-08/15/2023 ........................        16,019,161
 67,479,707  7.500% due 12/15/2022-12/15/2023 ........................        69,405,254
  1,380,873  8.000% due 04/15/2022 ...................................         1,433,954
  1,525,813  8.500% due 05/15/2022 ...................................         1,610,210
  6,868,536  9.000% due 10/15/2008-06/15/2022 ........................         7,362,212
  6,237,702  9.500% due 04/15/2016-09/15/2020 ........................         6,754,265
     15,734  11.500% due 07/15/2015 ..................................            17,705
     40,496  13.500% due 09/15/2014-12/15/2014 .......................            46,951
     17,580  14.000% due 06/15/2011 ..................................            20,426
  6,000,000  30 Year TBA,
               13.500% due 12/17/2020 ................................         6,076,878
                                                                            -------------
             Total GNMAs (Cost $124,748,684) .........................       127,166,510
                                                                            -------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) - 6.7%
     34,304  5.500% due 02/01/2009 ...................................            33,146
  2,230,000  6.000% due 08/25/2007 ...................................         2,224,392
  4,476,046  7.000% due 06/01/2010-05/01/2012 ........................         4,562,769
  1,950,000  7.500% due 08/25/2001 ...................................         2,003,598
  4,499,374  8.000% due 05/01/2022-01/01/2025 ........................         4,665,289
    707,927  8.500% due 02/01/2023-09/01/2025 ........................           740,447
    437,908  9.000% due 06/01/2016-06/01/2021 ........................           463,635
    825,342  13.500% due 12/15/2014 ..................................           835,539
 12,445,920  STRIP,
               Zero Coupon due 10/01/2025 ............................        10,056,602
                                                                            -------------
             Total FNMAs (Cost $23,997,385) ..........................        25,585,417
                                                                            -------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
      (GNMA II) - 3.0%
  1,036,681  9.500% due 02/20/2017-03/20/2021 ........................         1,113,461
             Adjustable Rate Mortgage (ARM):
  8,596,869    7.000% due 03/20/2022-12/20/2022+ .....................         8,829,878
  1,507,395    7.375% due 05/20/2022+ ................................         1,554,501
                                                                            -------------
             Total GNMA IIs (Cost $10,851,800) .......................        11,497,840
                                                                            -------------
             Total U.S. Government Agency Mortgage-Backed Securities
               (Cost $318,715,062) ...................................       324,257,442
                                                                            -------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.2%
             Federal National Mortgage Association (FNMA)
             REMIC, Pass-through certificates:
  4,000,000    Trust 89-18, Class-C,
               9.500% due 04/25/2004 .................................         4,245,664
  1,493,811    Trust 92-83, Class X,
               7.000% due 02/25/2022 .................................         1,493,391
  5,255,853    Trust 93-162, Class E,
               6.000% due 08/25/2023 .................................         5,113,388
  2,527,000  Federal Home Loan Mortgage Corp., Series 1288, Class HA,
               5.500% due 11/15/2020 .................................         2,479,505
  8,500,000  Federal Home Loan Mortgage Corp.,
               6.850% due 07/25/2018 .................................         8,555,803
  4,900,000  Merrill Lynch Trust,
               6.500% due 08/25/2015 .................................         4,908,036
    683,251  Mortgage Capital Trust,
               9.250% due 06/01/2017 .................................           692,283
                                                                            -------------
             Total Collateralized Mortgage Obligations (Cost
               $25,650,724) ..........................................        27,488,070
                                                                            -------------
U.S. TREASURY OBLIGATIONS - 29.3%
    U.S. TREASURY NOTES - 16.3%
 21,400,000  6.375% due 09/30/2001 ...................................        21,868,144
    400,000  6.250% due 06/30/2002 ...................................           408,375
  2,000,000  5.750% due 08/15/2003 ...................................         2,006,252
 30,000,000  7.000% due 07/15/2006** .................................        32,400,027
  4,750,000  6.500% due 10/15/2006 ...................................         4,981,567
    350,000  6.250% due 02/15/2007 ...................................           361,922
                                                                            -------------
             Total U.S. Treasury Notes
               (Cost $60,274,781) ....................................        62,026,287
                                                                            -------------

    U.S. TREASURY BONDS - 13.0%
 12,000,000  7.250% due 05/15/2016 ...................................        13,631,255
  6,500,000  7.500% due 11/15/2016** .................................         7,562,346
  3,250,000  7.250% due 08/15/2022 ...................................         3,746,642
 15,195,000  6.250% due 08/15/2023 ...................................        15,636,611
  1,500,000  6.000% due 02/15/2026 ...................................         1,496,719
  1,888,000  6.625% due 02/15/2027 ...................................         2,045,531
  5,285,000  6.125% due 11/15/2027 ...................................         5,413,827
                                                                            -------------
             Total U.S. Treasury Bonds
               (Cost $48,513,443) ....................................        49,532,931
                                                                            -------------
             Total U.S. Treasury Obligations
               (Cost $108,788,224) ...................................       111,559,218
                                                                            -------------
REPURCHASE AGREEMENT - 0.7%
  2,498,000  Agreement with Goldman Sachs, 5.300% dated 04/30/1998, to be repurchased at $2,498,368 on 05/01/1998,
               collateralized by $2,430,053 U.S. Treasury Note, 6.500%
               due 08/15/2005 (Market Value $2,570,612) (Cost
               $2,498,000) ...........................................         2,498,000
                                                                           -------------
TOTAL INVESTMENTS (COST $455,652,011*)......................... 122.2%       465,802,730
OTHER ASSETS AND LIABILITIES (NET) ............................ (22.2)       (84,542,625)
                                                                -----       ------------
NET ASSETS .................................................... 100.0%      $381,260,105
                                                                =====       ============

--------------
 * Aggregate cost for federal tax purposes.
** A portion or all of these securities are pledged as collateral for futures contracts and dollar roll transactions.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.

  NUMBER OF                                                                  UNREALIZED
  CONTRACTS                                                                 APPRECIATION
  ---------                                                                 ------------

FUTURES CONTRACTS - SHORT POSITION
         75  U.S. Treasury Bond, Thirty Year,
               June 1998 .............................................      $      2,732
                                                                            ============

------------------------------------------------------------------

                          GLOSSARY OF TERMS

      GOLD --  Payments are on an accelerated 45-day
               payment cycle instead of 75-day payment
               cycle

      REMIC -- Real Estate Mortgage Investment Conduit

      STRIP -- Separate trading of registered interest and principal of securities

------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INCOME FUND
APRIL 30, 1998 (UNAUDITED)

   PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 2)
      ------                                                                    --------

CORPORATE BONDS AND NOTES - 85.2%
    INDUSTRIAL - 56.9%

$1,500,000  Aetna Services Inc.,
              7.625% due 08/15/26  ....................................      $  1,563,468
 1,500,000  American Home Products Corporation, Deb.,
              7.250% due 03/01/2023  ..................................         1,594,342
 1,000,000  AMR Corporation, Deb.,
              9.750% due 03/15/2000  ..................................         1,063,763
   250,000  Battle Mountain Gold Company,
              6.000% due 01/04/2005  ..................................           200,000
 1,500,000  Burlington Northern, Note,
              8.750% due 02/25/2022  ..................................         1,839,246
 1,600,000  Burlington Resources, Deb.,
              9.125% due 10/01/2021  ..................................         2,043,692
 1,000,000  CII Financial, Conv.,
              7.500% due 09/15/2001  ..................................           961,250
            Conagra Inc., Sr. Note:
   750,000    9.750% due 03/01/2021 ...................................           970,221
   500,000    6.700% due 08/01/2027 ...................................           520,368
 3,030,000  Conrail Inc., Deb.,
              9.750% due 06/15/2020 ...................................         3,974,804
 2,000,000  Corporate Express Inc.,
              4.500% due 07/01/2000 ...................................         1,817,500
            Crane Company, Note:
 1,000,000    7.250% due 06/15/1999 ...................................         1,013,379
   500,000    8.500% due 03/15/2004 ...................................           553,854
 2,000,000  Dart & Kraft finance NV,
              7.750% due 11/30/1998 ...................................         2,022,514
 5,000,000  du Pont (E.I.) de Nemours &
              Company, Deb.,
              8.250% due 01/15/2022 ...................................         5,435,429
   250,000  Equimar Shipholdings,
              9.875% due 07/01/2007 ...................................           235,625
 3,000,000  FHP International Corporation, Sr. Note,
              7.000% due 09/15/2003 ...................................         3,073,236
 1,000,000  Fleming Companies, Inc., MTN, Note,
              5.770% due 08/06/1998 ...................................           997,596
 2,000,000  Ford Holdings, Inc., Deb.,
              9.375% due 03/01/2020 ...................................         2,561,148
 3,750,000  Ford Motor Company, Deb.,
              8.875% due 01/15/2022 ...................................         4,597,395
 8,000,000  General Motors Corporation, Deb.,
              9.400% due 07/15/2021 ...................................        10,472,566
   850,000  Golden Books Publishing, Sr. Note,
              7.650% due 09/15/2002 ...................................           818,125
 2,500,000  HIH Capital Ltd., Conv.,
              7.500% due 09/25/2006 ...................................         1,975,000
 1,400,000  Integrated Device Technology Inc., Conv.
              Sub. Note,
              5.500% due 06/01/2002 ...................................         1,225,000
 6,000,000  James River Corporation, Deb.,
              9.250% due 11/15/2021 ...................................         7,418,105
 1,000,000  Jackson Products Inc.,
              9.500% due 04/15/2005 ...................................         1,012,500
            Loral Corporation, Deb.:
 1,000,000    8.375% due 06/15/2024 ...................................         1,181,220
 1,000,000    7.625% due 06/15/2025 ...................................         1,087,832
 1,800,000  Medical Care International (Columbia),
              Conv. Sub. Deb.,
              6.750% due 10/01/2006 ...................................         1,644,750
 8,700,000  Occidental Petroleum Corporation, Sr. Deb.,
              11.125% due 08/01/2010 ..................................        11,786,836
 6,500,000  Ogden Corporation, Deb.,
              9.250% due 03/01/2022 ...................................         8,181,575
 2,500,000  Panhandle Eastern Pipe Line Company, Deb.,
              8.625% due 04/15/2025 ...................................         2,781,497
 5,950,000  Phillips Petroleum Company, Deb.,
              9.180% due 09/15/2021 ...................................         6,659,536
 6,860,000  Praxair, Inc., Deb.,
              8.700% due 07/15/2022 ...................................         7,468,159
   750,000  Raytheon Company, First Mortgage, Deb.,
              7.200% due 08/15/2027 ...................................           778,394
   500,000  Riviera Holdings Corporation,
              10.000% due 08/15/2004 ..................................           502,500
 1,400,000  Riviera Holdings Corporation, DFSD,
              First Mortgage,
              11.000% due 12/31/2002 ..................................         1,470,000
 1,500,000  SoftKey International, Conv., Sr. Note,
              5.500% due 11/01/2000 ...................................         1,438,125
 4,675,000  Spectrum Holobyt, Microprose Inc.,
              Conv. Sub. Note,
              6.500% due 09/15/2002 ...................................         3,132,250
 2,290,000  Ssangyong Oil Refining, Conv. Deb.,
              3.750% due 12/31/2008 ...................................         1,912,150
 1,500,000  Tatneft Finance,
              9.000% due 10/29/2002 ...................................         1,357,500
 7,800,000  Textron Inc., Deb.,
              8.750% due 07/01/2022 ...................................         8,578,580
 8,260,000  Time Warner Inc., Deb.,
              9.150% due 02/01/2023 ...................................        10,162,920
            United Air Lines Inc.:
 5,000,000    Equipment Trust certificates,
              10.850% due 07/05/2014 ..................................         6,467,815
              Pass-through certificates:
 3,000,000    9.080% due 10/26/2015 ...................................         3,563,730
 5,500,000    9.560% due 10/19/2018 ...................................         6,801,630
   300,000  US West Capital Funding, Inc.,
              6.950% due 01/15/2037 ...................................           315,901
 1,200,000  Veterinary Centers of America, Conv.
              Sub. Deb.,
              5.250% due 05/01/2006 ...................................         1,032,000
 1,000,000  V.F. Corporation, Note,
              9.500% due 05/01/2001 ...................................         1,094,796
                                                                             ------------
                                                                              149,359,822
                                                                             ------------
    FINANCIAL - 9.5%
 9,000,000  Barclays North American Capital Corporation, Capital Note,
              9.750% due 05/15/2021 ...................................        10,202,597
 2,000,000  Continental Corporation,
              7.250% due 03/01/2003 ...................................         2,047,932
   500,000  Developers Diversified Realty, MTN, Sr. Note,
              6.580% due 02/06/2001 ...................................           502,686
            Franchise Finance Corporation,
   900,000    7.000% due 11/30/2000, Sr. Note .........................           909,999
 1,100,000    7.875% due 11/30/2005, Sr. Note .........................         1,165,896
 3,000,000    7.070% due 01/15/2008 MTN, Note .........................         3,000,000
 1,000,000  GATX Leasing Corporation, MTN,
              10.000% due 03/21/2001 ..................................         1,102,656
 1,250,000  Kemper Corporation, Note,
              6.875% due 09/15/2003 ...................................         1,276,929
 3,750,000  MBI Metrobank Finance Ltd., Conv. Bond, Zero coupon
              due 12/18/2001 ..........................................         2,400,000
 2,500,000  Superior Financial Acquisition Corporation, Sr. Note,
              8.650% due 04/01/2003 ...................................         2,486,915
                                                                             ------------
                                                                               25,095,610
                                                                             ------------
    YANKEE (U.S. DOLLAR DENOMINATED) - 9.0%
 1,000,000  Alberta Province,
              9.250% due 04/01/2000 ...................................         1,061,880
 8,500,000  Petro-Canada, Deb.,
              9.250% due 10/15/2021 ...................................        10,778,340
   500,000  Peregrine Investment Finance,
              4.500% due 12/01/2000 ...................................            52,500
 1,650,000  Republic of Korea, Unsub.,
              8.875% due 04/15/2008 ...................................         1,622,722
 1,750,000  SB Treasury Company,
              9.400% due 12/29/2049 ...................................         1,779,713
 1,500,000  Tokai PFD Capital Company,
              9.980% due 12/29/2049 ...................................         1,481,865
   500,000  Total Access Communications,
              2.000% due 05/31/2006 ...................................           412,500
 5,750,000  Trans-Canada Pipeline Corporation, Deb.,
              8.500% due 03/20/2023 ...................................         6,331,095
                                                                             ------------
                                                                               23,520,615
                                                                             ------------
    ELECTRIC - 6.1%
 5,000,000  Mississippi Power & Light Company,
              First and Refundable Mortgage,
              8.650% due 01/15/2023 ...................................         5,322,835
            Niagara Mohawk Power, Deb.:
 1,000,000    9.750% due 11/01/2005 ...................................         1,180,716
 1,430,000    8.770% due 10/01/2018 ...................................         1,520,046
 2,000,000  Philadelphia Electric Company,
              First and Refundable Mortgage,
              8.250% due 09/01/2022 ...................................         2,109,502
            Texas Utilities Electric Company,
              First Mortgage:
 1,200,000    9.500% due 08/01/1999 ...................................         1,243,335
 1,200,000    8.875% due 02/01/2022 ...................................         1,318,724
 3,000,000    8.750% due 11/01/2023 ...................................         3,264,849
                                                                             ------------
                                                                               15,960,007
                                                                             ------------
    BANKS - 3.7%
   400,000  Banc One Corporation, Sub. Note,
              10.000% due 08/15/2010 ..................................          $513,336
 1,000,000  Bank of New York, Sub. Note,
              7.875% due 11/15/2002 ...................................         1,064,942
 1,000,000  Barnett Banks, Florida, Inc., Sub. Note,
              10.875% due 03/15/2003 ..................................         1,188,190
 1,100,000  First Interstate Bancorp, Sub. Note,
              9.125% due 02/01/2004 ...................................         1,244,802
 1,000,000  First Nationwide Bank, Sub. Deb.,
              10.000% due 10/01/2006 ..................................         1,199,370
   200,000  First State Banc, Conv. Sub. Deb.,
              7.500% due 04/30/2017 ...................................           294,500
 1,000,000  Manufacturers and Trade Trust Company, Sub. Note,
              8.125% due 12/01/2002 ...................................         1,065,839
 1,000,000  Mellon Financial Company, Sub. Deb.,
              9.750% due 06/15/2001 ...................................         1,102,678
   500,000  Mercantile Bank, Sub. Note,
              7.625% due 10/15/2002 ...................................           526,370
 1,000,000  Norwest Bancorp, Sub. Deb.,
              6.650% due 10/15/2023 ...................................           978,293
   500,000  Summit Bancorp, Sub. Notes,
              8.625% due 12/10/2002 ...................................           545,577
                                                                             ------------
                                                                                9,723,897
                                                                             ------------
            Total Corporate Bonds and Notes
              (Cost $213,679,444) .....................................       223,659,951
                                                                             ------------
MORTGAGE-BACKED SECURITIES - 8.2%
    GOVERNMENT AGENCY - 3.9%
            Government National Mortgage Association
              (GNMA)Commitment to Purchase:
   181,726    9.000% due 12/01/2004 ...................................           189,960
 1,399,007    7.000% due 07/15/2023 ...................................         1,417,376
   718,135    6.500% due 08/15/2023 ...................................           712,527
 1,972,532    6.500% due 12/15/2023 ...................................         1,957,126
 2,382,790    6.000% due 02/15/2024 ...................................         2,309,066
 1,961,789    6.500% due 03/15/2024 ...................................         1,946,467
 1,723,504    6.500% due 07/15/2024 ...................................         1,717,401
                                                                             ------------
                                                                               10,249,923
                                                                             ------------

    GOVERNMENT AGENCY BACKED - 2.5%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Commitment to Purchase:
   386,241    8.750% due 06/15/2005 ...................................           391,457
 1,000,000    7.500% due 07/15/2020 ...................................         1,013,998
            GOLD:
 1,438,160  #C00362,
              9.000% due 06/01/2024 ...................................         1,519,956
   727,003  #C80253,
              9.000% due 01/01/2025 ...................................           768,351
 2,886,671  Weyerhauser 1982-C FHA Putable,
              7.430% due 06/01/2022 ...................................         2,946,881
                                                                             ------------
                                                                                6,640,643
                                                                             ------------
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.8%
 1,750,000  Donaldson, Lufkin & Jenrette, Acceptance
              Corporation, 1993-MF17,
              7.350% due 12/18/2003 ...................................         1,789,979
 1,403,751  Donaldson, Lufkin & Jenrette, Acceptance
              Corporation, 1995-Q10,
              8.3534% due 01/25/2026 ..................................         1,305,489
   851,443  Resolution Trust Corporation, 1991-M2, A-2,
              7.5062% due 09/25/2020 ..................................           724,659
   850,000  Ryland Mortgage Securities Corporation,  1992-12A,
              6.500% due 09/25/2023 ...................................           837,305
                                                                             ------------
                                                                                4,657,432
                                                                             ------------
            Total Mortgage-Backed Securities
              (Cost $13,762,390) ......................................        21,547,998
                                                                             ------------
U.S. TREASURY OBLIGATIONS - 3.5%
    U.S. TREASURY BONDS - 2.9%
 2,500,000    6.250% due 08/15/2023 ...................................         2,572,657
 5,000,000    6.125% due 11/15/2027 ...................................         5,121,880
                                                                             ------------
                                                                                7,694,537
                                                                             ------------
    U.S. TREASURY NOTES - 0.6%
 1,000,000    9.000% due 05/15/1998 ...................................         1,001,876
   500,000    6.375% due 03/31/2001 ...................................           509,844
                                                                             ------------
                                                                                1,511,720
                                                                             ------------
            Total U.S. Treasury Obligations
              (Cost $8,971,867) .......................................         9,206,257
                                                                             ------------
    SHARES
    ------

PREFERRED STOCK - 1.6%
     2,000  California Federal Bank, Series B .........................           217,813
    15,100  First Industrial Realty Trust, Series A ...................           396,375
    28,000  Microsoft Corporation, Conv ...............................         2,607,500
    15,000  Penncorp Financial Group ..................................           903,750
                                                                             ------------
            Total Preferred Stock
              (Cost $4,037,482) .......................................         4,125,438
                                                                             ------------
REPURCHASE AGREEMENT - 0.5%
$1,438,000  Agreement with Goldman Sachs, 5.300% dated 04/30/1998, to be repurchased at $1,438,212 on 05/01/1998,
              collateralized by $1,398,886 U.S. Treasury Note, 6.500%
              due 08/15/2005 (Market Value $1,479,800) (Cost
              $1,438,000) .............................................      $  1,438,000
                                                                             ------------
TOTAL INVESTMENTS (COST $241,889,183*)                           99.0%       $259,977,644
OTHER ASSETS AND LIABILITIES (NET) ............................   1.0           2,546,980
                                                                -----        ------------
NET ASSETS .................................................... 100.0%       $262,524,624
                                                                =====        ============
--------------
* Aggregate cost for federal tax purposes.

------------------------------------------------------------------

                          GLOSSARY OF TERMS

      GOLD -- Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle

      MTN --  Medium Term Note

------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

HIGH YIELD FUND
APRIL 30, 1998 (UNAUDITED)

  PRINCIPAL                                                                     VALUE
     AMOUNT                                                                    (NOTE 2)
     ------                                                                    --------
CORPORATE BONDS AND NOTES - 57.5%
    INDUSTRIAL - 44.2%
$  350,000  Corporate Express Inc., Conv., Note,
              4.500% due 07/01/2000 ....................................     $    318,062
   350,000  DSC Communications Corporation, Conv. Sub. Note,
              7.000% due 08/01/2004  ...................................          325,500
   250,000  Dura Pharmaceuticals, Conv. Note,
              3.500% due 07/15/2002 ....................................          212,188
   300,000  DVI Inc.,
              9.875% due 02/01/2004 ....................................          316,875
   250,000  Equimar Shipholdings,
              9.875% due 07/01/2007 ....................................          235,625
   250,000  Fleming Companies, Inc.,
              10.675% due 12/15/2001 ...................................          267,187
   350,000  HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006 ....................................          276,500
   350,000  Integrated Device Technology Inc., Conv. Sub. Note,
              5.500% due 06/01/2002 ....................................          306,250
   300,000  Jackson Products Inc.,
              9.500% due 04/15/2005 ....................................          303,750
   200,000  Medical Care International (Columbia), Conv. Sub. Note,
              6.750% due 10/01/2006 ....................................          182,750
   225,000  Physician Resource Group, Conv. Sub. Deb.,
              6.000% due 12/01/2001 ....................................          139,781
   250,000  Riviera Holdings Corporation,
              10.000% due 08/15/2004 ...................................          251,250
   250,000  Sinclair Broadcast Group, Sr. Sub. Note,
              8.750% due 12/15/2007 ....................................          254,375
   350,000  SoftKey International, Conv., Sr. Note,
              5.500% due 11/01/2000 ....................................          335,563
   400,000  Spectrum Holobyt, Microprose Inc., Conv. Sub. Note,
              6.500% due 09/15/2002 ....................................          268,000
   265,000  Ssangyong Oil Refining,
              3.750% due 12/31/2008 ....................................          221,275
   250,000  Veterinary Centers of America, Conv. Sub. Deb.,
              5.250% due 05/01/2006 ....................................          215,000
                                                                             ------------
                                                                                4,429,931
                                                                             ------------
FORIEGN BANKS (U.S. DOLLAR DENOMINATED) - 9.9%
   600,000  MBI Metrobank Finance Ltd., Conv. Note,
              Zero coupon, due 12/18/2001 ..............................          384,000
   350,000  SB Treasury Company,
              9.400% due 12/29/2049 ....................................          355,943
   250,000  Tokai PFD Capital Company,
              9.980% due 12/29/2049 ....................................          246,977
                                                                             ------------
                                                                                  986,920
                                                                             ------------
YANKEE (U.S. DOLLAR DENOMINATED) - 3.4%
   350,000  Republic of Korea, Unsub.,
              8.875% due 04/15/2008 ....................................          344,214
                                                                             ------------
            Total Corporate Bonds and Notes
              (Cost $5,799,252) ........................................        5,761,065
                                                                             ------------
U.S. TREASURY NOTE - 19.8%
 2,000,000  8.750% due 12/15/2007 (Cost $1,990,519) ....................        1,986,876
                                                                             ------------

    SHARES
    ------

PREFERRED STOCKS - 7.0%
     7,000  California Federal Bank, Series A ..........................          189,000
     4,500  Cendant Corporation, Conv.,
              7.500% due 02/16/2001 ....................................          185,344
     5,500  Penncorp Financial Group ...................................          331,375
                                                                             ------------
            Total Preferred Stocks (Cost $696,750) .....................          705,719
                                                                             ------------
 PRINCIPAL
    AMOUNT
    ------

COLLATERALIZED MORTGAGE OBLIGATION - 4.0%
$  432,273  Donaldson, Lufkin & Jenrette, Acceptance Corporation,
              1995-Q10,
              8.3534% due 01/25/2026 (Cost $404,175) ...................          403,634
                                                                             ------------
REPURCHASE AGREEMENT - 17.0%
 1,703,000  Agreement with Goldman Sachs, 5.300% dated 04/30/1998, to be repurchased at $1,703,251 on 05/01/1998, collateralized by
              $1,656,667 U.S. Treasury Note, 6.500% due 08/15/2003
              (Market Value $1,752,503) (Cost $1,703,000)                       1,703,000
                                                                             ------------
TOTAL INVESTMENTS (COST $10,593,696*) .........................  105.3%        10,560,294
OTHER ASSETS AND LIABILITIES (NET) ............................   (5.3)          (534,756)
                                                                 -----       ------------
NET ASSETS ....................................................  100.0%      $ 10,025,538
                                                                 =====       ============
--------------
* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

TAX-EXEMPT BOND FUND
APRIL 30, 1998 (UNAUDITED)

   PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 2)
      ------                                                                    --------
MUNICIPAL BONDS AND NOTES - 96.9%
    ALABAMA - 1.6%
$ 4,000,000  Courtland, Industrial Development Board of Solid Waste,
               (Champion International Corporation Project), Disposal
               Revenue, AMT,
               7.750% due 01/01/2020 ..................................      $  4,244,680
  1,000,000  Mobile, Industrial Development Board, Solid Waste
               Disposal Revenue,
               6.950% due 01/01/2020 ..................................         1,109,880
                                                                             ------------
                                                                                5,354,560
                                                                             ------------
    ALASKA - 0.4%
  1,235,000  Anchorage Alaska Electric Utility, (MBIA Insured),
               6.500% due 12/01/2013 ..................................         1,439,701
                                                                             ------------
    ARIZONA - 2.9%
             Salt River Project Agricultural Improvement & Power
               District:
  3,000,000    Series A,
               5.750% due 01/01/2009 ..................................         3,263,040
  5,000,000    Series C,
               6.250% due 01/01/2019 ..................................         5,344,100
    740,000  Tucson, Airport Authority Inc., Supplemental Facilities
               Revenue, AMT,
               8.700% due 09/01/2019 ..................................           822,621
                                                                             ------------
                                                                                9,429,761
                                                                             ------------
    CALIFORNIA - 8.0%
 15,000,000  Anaheim, California, Public Financing Authority Lease,
               Capital Appreciation, Subordinated Public Improvements,
               Project-C, (FSA Insured),
               Zero coupon due 09/01/2034 .............................         2,102,850
  5,000,000  California State General Obligation, (FGIC Insured),
               5.625% due 10/01/2023 ..................................         5,120,550
  1,250,000  California State Public Works Board Lease, Department of
               Corrections, State Prison, Series E,
               5.500% due 06/01/2015 ..................................         1,305,050
  2,000,000  Center Unified School District, California, Capital
               Appreciation-Series C, (MBIA Insured), GO,
               Zero coupon, due 09/01/2018 ............................           675,420
  2,000,000  Foothill/Eastern Corridor Agency, California, Toll Road,
               Sr. Lien-Series A,
               5.000% due 01/01/2035 ..................................         1,839,960
    550,000  Los Angeles, Regional Airport Improvement, Series A, AMT,
               6.700% due 01/01/2022 ..................................           586,872
  3,000,000  Orange County Recovery, Certificate of Participation,
               Series A, (MBIA Insured),
               6.000% due 07/01/2026 ..................................         3,204,570
  1,173,000  Sacramento, California, Certificate of Participation,
               Centrex System Lease, Series A,
               5.550% due 09/15/2004 ..................................         1,178,478
  5,000,000  San Francisco, California, City & County Airport
               Commission, International Airport, Second Series-Issue
               12-B, (FGIC Insured),
               5.625% due 05/01/2021 ..................................         5,107,950
  5,000,000  San Joaquin Hills, California, Transportation Corridor,
               Agency Toll Road,
               5.000% due 01/01/2033 ..................................         4,628,850
    800,000  Simi Valley, California, Unified School District,
               Certificate of Participation, Refunding & Capital
               Improvement Projects, (AMBAC Insured),
               5.250% due 08/01/2022 ..................................           804,312
                                                                             ------------
                                                                               26,554,862
                                                                             ------------
    COLORADO - 5.5%
  2,225,000  Colorado Springs, Utilities System Revenue, Prerefunded,
               6.750% due 11/15/2021 ..................................         2,447,878
  2,775,000  Colorado Springs, Utilities System, Series C, Unrefunded,
               6.750% due 11/15/2021 ..................................         3,010,376
             Denver City and County, Airport Revenue, AMT:
               Series A, Prerefunded:
    530,000    8.875% due 11/15/2012 ..................................           618,070
     95,000    8.500% due 11/15/2023 ..................................           106,587
    165,000    8.000% due 11/15/2025 ..................................           183,155
               Series A, Unrefunded:
  1,470,000    8.875% due 11/15/2012 ..................................         1,682,591
  1,045,000    8.500% due 11/15/2023 ..................................         1,154,976
  1,835,000    8.000% due 11/15/2025 ..................................         2,004,095
  1,920,000    Series C,
               6.600% due 11/15/2004 ..................................         2,080,838
  4,500,000  Meridian Metropolitan District, GO,
               7.500% due 12/01/2011 ..................................         4,890,240
                                                                             ------------
                                                                               18,178,806
                                                                             ------------
    CONNECTICUT - 0.7%
    995,000  Mashantucket Western Pequot Tribe, Special Revenue, Series
               A, Prerefunded,
               6.500% due 09/01/2005++ ................................         1,112,490
  1,005,000  Mashantucket Western Pequot Tribe, Special Revenue, Series
               A, Unrefunded,
               6.500% due 09/01/2005++ ................................         1,106,254
                                                                             ------------
                                                                                2,218,744
                                                                             ------------
    DISTRICT OF COLUMBIA - 0.9%
    990,000  District of Columbia, COP,
               6.875% due 01/01/2003 ..................................         1,034,114
  1,500,000  Metropolitan District, Washington D.C., Airport Authority,
               General Airport Revenue, Series A, AMT, (MBIA Insured),
               6.625% due 10/01/2019 ..................................         1,629,600
                                                                             ------------
                                                                                2,663,714
                                                                             ------------
    FLORIDA - 4.1%
 22,520,000  Dade County, Guaranteed Entitlement Revenue, Capital
               Appreciation, Series A, (MBIA Insured),
               Zero coupon due 02/01/2018 .............................         7,381,606
    425,000  Dade County, Seaport Authority, Refunding, (MBIA Insured),
               6.500% due 10/01/2008 ..................................           487,624
  5,000,000  Orlando Utilities Commission, Water & Electric,
               6.000% due 10/01/2010 ..................................         5,591,050
                                                                             ------------
                                                                               13,460,280
                                                                             ------------
    GEORGIA - 6.8%
  1,000,000  Atlanta, Airport Facilities Revenue, AMT,
               7.250% due 01/01/2017 ..................................         1,079,800
  6,000,000  Georgia Municipal Electric Authority Power, Series Z,
               (MBIA Insured),
               5.500% due 01/01/2020 ..................................         6,231,900
  5,000,000  Georgia State, Series B, GO,
               6.300% due 03/01/2009 ..................................         5,711,700
             Monroe, PCR, (Oglethorpe Power Company):
  5,000,000    6.700% due 01/01/2009 ..................................         5,724,800
  3,410,000    6.750% due 01/01/2010 ..................................         3,934,080
                                                                             ------------
                                                                               22,682,280
                                                                             ------------
    HAWAII - 2.6%
  5,555,000  Hawaii State, Series BW, GO,
               6.400% due 03/01/2009 ..................................         6,281,150
  2,000,000  Honolulu, Hawaii City & County, Series A, GO,
               6.000% due 01/01/2012 ..................................         2,192,020
                                                                             ------------
                                                                                8,473,170
                                                                             ------------
    IDAHO - 0.7%
  2,000,000  Idaho Health Facilities Authority Revenue, (Inverse
               Floater), Escrowed to Maturity,
               7.820% due 02/15/2021+ .................................         2,384,540
                                                                             ------------
    ILLINOIS - 15.7%
  3,665,000  Chicago Gas Supply (People Gas),
               6.875% due 03/01/2015 ..................................         3,994,740
             Chicago, O'Hare Airport Supplemental Facilities, AMT:
    700,000    American Airlines, Special Series A,
               7.875% due 11/01/2025 ..................................           761,936
  6,000,000    International Term, (MBIA Insured),
               6.750% due 01/01/2012 ..................................         6,451,800
               United Air Lines:
    615,000    8.400% due 05/01/2004 ..................................           662,380
    775,000    8.950% due 05/01/2018 ..................................           870,255
    150,000    Special Series B,
               8.500% due 05/01/2018 ..................................           162,996
  4,000,000  Chicago Wastewater Transmission Revenue, Prerefunded,
               6.750% due 11/15/2020 ..................................         4,326,760
             Cook County, Community High School, Number 217, (AMBAC
               Insured):
  1,090,000    6.400% due 12/01/2003 ..................................         1,161,918
  1,130,000    6.500% due 12/01/2004 ..................................         1,208,264
  1,370,000    6.600% due 12/01/2005 ..................................         1,469,394
             Cook County, School District, Number 026, (MBIA Insured):
  1,445,000    Zero coupon due 12/01/2003 .............................         1,118,372
  1,020,000    Zero coupon due 12/01/2004 .............................           751,628
             Illinois Health Facilities Authority Revenue:
    210,000    Glenoak Medical Center, Series D, Pre-refunded,
               9.500% due 11/15/2015 ..................................           240,603
    260,000    Glenoak Medical Center, Series D, Escrowed to Maturity,
               9.500% due 11/15/2015 ..................................           302,338
  4,570,000    Hindsdale Hospital, Series B, Escrowed to Maturity,
               9.000% due 11/15/2015 ..................................         5,208,658
    300,000    Riverside Senior Living Center Project, Prerefunded,
               7.500% due 11/01/2020 ..................................           328,734
  3,000,000    Rush Presbyterian - St. Luke's Medical, Residual
               Interest Bond, (MBIA Insured),
               9.615% due 10/01/2024+ .................................         3,517,500
  1,230,000    Servantcor, Series A, Prerefunded,
               8.000% due 08/15/2021 ..................................         1,386,112
  5,000,000    Sister Services Hospital, Residual Interest Bond,
                 (MBIA Insured),
               9.267% due 06/19/2015+ .................................         5,912,500
    365,000  Illinois Housing Development Authority, Series A, AMT,
               7.350% due 08/01/2010 ..................................           384,122
  5,000,000  Illinois State Sales Tax Revenue, Series N, Prerefunded,
               7.000% due 06/15/2020 ..................................         5,487,150
             Metropolitan Pier and Exposition Authority Dedicated State
               Tax, (FGIC Insured):
  4,000,000    Zero coupon due 06/15/2008 .............................         2,440,480
  6,000,000    Zero coupon due 06/15/2009 .............................         3,459,960
                                                                             ------------
                                                                               51,608,600
                                                                             ------------
    INDIANA - 2.6%
  6,000,000  Indiana Municipal Power Agency, Series A, (MBIA Insured),
               6.125% due 01/01/2013 ..................................         6,721,920
  2,000,000  Indianapolis, Public Improvement Board, Series D, (LOC INB
               National Bank),
               6.500% due 02/01/2022 ..................................         2,003,520
                                                                             ------------
                                                                                8,725,440
                                                                             ------------
    KENTUCKY - 1.1%
  3,000,000  Jefferson County, Hospital Revenue, Residual Interest
               Bond, (MBIA Insured),
               8.607% due 10/01/2008+ .................................         3,506,250
                                                                             ------------
    LOUISIANA - 0.1%
  1,500,000  Louisiana Public Facility Authority Revenue, Series B, ETM,
               Zero coupon due 12/01/2019 .............................           473,370
                                                                             ------------
    MARYLAND - 1.9%
  5,000,000  Mayor & City Council of Baltimore Port Facility (DuPont),
               6.500% due 10/01/2011 ..................................         5,439,750
    930,000  State of Maryland, Community Development Administration,
               Department of Housing Revenue, Single Family
               Project, AMT,
               7.450% due 04/01/2032 ..................................           979,671
                                                                             ------------
                                                                                6,419,421
                                                                             ------------
    MASSACHUSETTS - 1.4%
    750,000  Commonwealth of Massachusetts, GO, Consolidated Loan,
               Series A, Prerefunded,
               7.625% due 06/01/2008 ..................................           836,130
             Commonwealth of Massachusetts, Health and Educational
               Facilities Authority Revenue:
    500,000    Framingham Union Hospital, Series B,
               8.500% due 07/01/2010 ..................................           553,725
  2,000,000    Saint Memorial Medical Center, Series A,
               6.000% due 10/01/2023 ..................................         2,002,240
    250,000  Commonwealth of Massachusetts, GO,
               Pre-refunded,
               7.500% due 12/01/2007 ..................................           275,210
  1,000,000  Plymouth County, COP, Series A,
               7.000% due 04/01/2022 ..................................         1,115,140
                                                                             ------------
                                                                                4,782,445
                                                                             ------------
    MICHIGAN - 0.6%
  1,500,000  Michigan State Hospital Finance Authority Revenue, Detroit
               Medical, Series A, Prerefunded,
               7.500% due 08/15/2011 ..................................         1,673,040
                                                                             ------------
    MISSISSIPPI - 3.3%
             Lowndes County, Solid Waste Disposal, PCR, Residual
               Interest Bond, (Weyerhauser Company):
  4,000,000    6.800% due 04/01/2022 ..................................         4,796,840
  5,000,000    8.200% due 04/01/2022 ..................................         5,888,550
    200,000  Warren County, Solid Waste Disposal Revenue,
               (International Paper Project), Series A, AMT,
               7.700% due 11/15/2009 ..................................           212,102
                                                                             ------------
                                                                               10,897,492
                                                                             ------------
    MISSOURI - 1.3%
  1,000,000  Missouri State, Health and Educational Facilities
               Authority Revenue, Bethesda Eye Institute, Prerefunded,
               6.800% due 11/01/2016 ..................................         1,098,100
  3,000,000  St. Louis, Parking Facilities Revenue, Prerefunded,
               6.625% due 12/15/2021 ..................................         3,311,250
                                                                             ------------
                                                                                4,409,350
                                                                             ------------
    MONTANA - 0.3%
  1,000,000  Forsyth, PCR, Series B, AMT, Puget Sound Power & Light,
               (AMBAC Insured),
               7.250% due 08/01/2021 ..................................         1,090,640
                                                                             ------------
    NEBRASKA - 3.5%
  1,000,000  Douglas County, Hospital Authority Revenue, Alegent
               Health, Immanuel Medical Center,
               5.250% due 09/01/2021 ..................................           982,760
    600,000  Nebraska Investment Finance Authority, Single Family
               Housing Revenue, Residual Interest Bond, AMT, (GNMA
               Insured),
               9.159% due 09/15/2024+ .................................           670,500
             Omaha Public Power District Electric:
  7,000,000    Series B, Escrowed to Maturity,
               6.150% due 02/01/2012 ..................................         7,823,970
  2,000,000    Series C,
               5.500% due 02/01/2014 ..................................         2,107,960
                                                                             ------------
                                                                               11,585,190
                                                                             ------------
    NEVADA - 1.3%
  4,000,000  Clark County, IDR, Series A, Nevada Power Company, AMT,
               (FGIC Insured),
               6.700% due 06/01/2022 ..................................         4,324,480
                                                                             ------------
    NEW MEXICO - 1.3%
  1,000,000  Bernalillo County New Mexico, Gross Receipts of Tax Revenue,
               5.250% due 04/01/2027 ..................................         1,013,400
  1,500,000  Lordsburg Pollution Control (Phelps Dodge),
               6.500% due 04/01/2013 ..................................         1,639,365
  1,500,000  Santa Fe County, New Mexico, Correctional System, (FSA
               Insured),
               6.000% due 02/01/2027 ..................................         1,682,730
                                                                             ------------
                                                                                4,335,495
                                                                             ------------
    NEW YORK - 1.8%
  1,265,000  Metropolitan Transportation Authority, Service Contract
               Transportation Facilities, Series 7,
               4.750% due 07/01/2019 ..................................         1,145,635
             New York, GO, Unrefunded:
  1,000,000    Series B, (FSA Insured),
               7.000% due 06/01/2014 ..................................         1,083,410
    160,000    8.250% due 11/15/2018 ..................................           180,197
  1,000,000  New York, NY, Series B, (FGIC Insured),
               6.000% due 08/01/2007 ..................................         1,091,850
             New York State Medical Care Facilities Finance Agency
               Revenue:
    170,000    Prerefunded,
               7.750% due 08/15/2011 ..................................           188,705
    105,000    Refunded,
               7.750% due 08/15/2011 ..................................           115,266
  2,000,000  New York State Housing Finance Agency Revenue, Multi-
               family Housing, Second Mortgage, Series F, AMT,
               6.625% due 08/15/2012 ..................................         2,122,540
                                                                             ------------
                                                                                5,927,603
                                                                             ------------
    NORTH CAROLINA - 1.7%
  5,000,000  North Carolina, Eastern Municipal Power Agency, Power
               Systems Revenue, Series A,
               5.700% due 01/01/2013 ..................................         5,701,200
                                                                             ------------
    NORTH DAKOTA - 1.4%
  4,370,000  Mercer County, Pollution Control (Otter Trail Power),
               6.900% due 02/01/2019 ..................................         4,676,774
                                                                             ------------
    OHIO - 0.4%
  1,240,000  Lorain County, Hospital Revenue, Series B, Humility of
               Mary Health Care, Escrowed to Maturity,
               7.200% due 12/15/2011 ..................................         1,381,596
                                                                             ------------
    OKLAHOMA - 0.7%
  1,810,000  Oklahoma, Housing and Finance Authority, Single Family
               Revenue, Series B, AMT, (GNMA Insured),
               7.997% due 08/01/2018 ..................................         2,080,921
    200,000  Tulsa, Municipal Airport Revenue, American Airlines
               Project, AMT,
               7.600% due 12/01/2030 ..................................           218,634
                                                                             ------------
                                                                                2,299,555
                                                                             ------------
    OREGON - 2.0%
  6,230,000  Washington County, Oregon, (Criminal Justice Facilities),
               Prerefunded,
               6.000% due 12/01/2012 ..................................         6,766,528
                                                                             ------------
    PENNSYLVANIA - 5.0%
             Allegheny County, Hospital Development Revenue, (Ohio
               Valley General Hospital):
    700,000    5.100% due 04/01/2001 ..................................           708,575
    735,000    5.300% due 04/01/2002 ..................................           750,192
    625,000    5.400% due 04/01/2003 ..................................           641,644
             Beaver County, IDR, PCR, (Edison Project), Series A:
    300,000    7.750% due 09/01/2024 ..................................           315,015
  3,675,000    (FGIC Insured),
               7.000% due 06/01/2021 ..................................         3,975,358
    600,000  Lehigh County, General Purpose Authority, Muhlenberg
               Hospital Center, Series A, Prerefunded,
               8.100% due 07/15/2010 ..................................           640,794
    500,000  McKean County, Hospital Authority Revenue, Bradford
               Hospital, Pottstown Memorial Medical Center,
               8.875% due 10/01/2020 ..................................           560,100
  1,250,000  Montgomery County, Higher Education Revenue,
               6.875% due 11/15/2020 ..................................         1,343,425
  3,000,000  Pennsylvania State Higher Education Revenue, Student Loan,
               Residual Interest Bond, AMT, (AMBAC Insured),
               9.368% due 09/01/2026+ .................................         3,450,000
  1,890,000  Pennsylvania State Higher Educational Facilities
               Authority, Series B, Prerefunded,
               7.250% due 03/01/2005 ..................................         2,073,651
  1,000,000  Philadelphia, Municipal Authority Revenue, Series B, (FGIC
               Insured), Prerefunded,
               7.125% due 11/15/2018 ..................................         1,110,990
  1,000,000  Philadelphia, Water and Sewer Revenue, Prerefunded,
               7.500% due 08/01/2010 ..................................         1,115,270
                                                                             ------------
                                                                               16,685,014
                                                                             ------------
    RHODE ISLAND - 0.7%
  2,000,000  Rhode Island State Health and Education Revenue, Residual
               Interest Bond, (FGIC Insured), Escrowed to Maturity,
               9.715% due 08/15/2021+ .................................         2,377,500
                                                                             ------------
    TEXAS - 2.3%
    415,000  Brazos, Higher Educational Facilities Authority, Series
               C-2, AMT,
               7.100% due 11/01/2004 ..................................           457,674
  1,290,000  Crowley, Texas Independent School District, (FGIC
               Insured), GO,
               Zero coupon, due 08/01/2016 ............................           486,898
  5,000,000  Dallas-Fort Worth International Airport, (Facility
               Improvement Corporate Revenue), (American Airlines,
               Inc.), AMT,
               7.500% due 11/01/2025 ..................................         5,395,000
    574,000  Texas State, Higher Education Coordinating Board, Student
               Loan, AMT,
               7.700% due 10/01/2025 ..................................           615,678
    500,000  West Side Calhoun County, Solid Waste Revenue Bond, (Union
               Carbide Project), AMT,
               8.200% due 03/15/2021 ..................................           552,905
                                                                             ------------
                                                                                7,508,155
                                                                             ------------
    VERMONT - 0.1%
             Vermont Housing Finance Agency, Single Family,
               Series 1, AMT:
    140,000    6.800% due 05/01/2025 ..................................           145,702
    220,000    8.150% due 05/01/2025 ..................................           232,375
                                                                             ------------
                                                                                  378,077
                                                                             ------------
    WASHINGTON - 10.4%
  4,500,000  King County Washington School District #415 Kent,
               Series C, GO,
               6.300% due 12/01/2008 ..................................         5,080,815
    950,000  Port Anacortes Washington Revenue,
               Series A,
               5.125% due 09/01/2009 ..................................           935,665
  2,750,000  Snohomish County, School District #2, Everett General
               Obligation, Series B, Prerefunded,
               7.200% due 12/01/2010 ..................................         2,980,698
             University of Washington Revenue Bond, (MBIA Insured):
  3,400,000    Prerefunded,
               7.000% due 12/01/2021 ..................................         3,766,894
    785,000    Unrefunded,
               7.000% due 12/01/2021 ..................................           859,104
  3,500,000  Washington Public Power Supply System, Nuclear Project #2
               Revenue, Series C, Prerefunded,
               7.625% due 07/01/2010 ..................................         3,859,730
  7,570,000  Washington State, Series B, GO,
               5.000% due 05/01/2017 ..................................         7,335,330
  4,900,000  Washington State, Series B, AT-7, GO,
               6.400% due 06/01/2017 ..................................         5,687,479
             Washington State Health Care Facilities Authority, Fred
               Hutchinson Cancer Center, LOC:
  1,750,000    7.200% due 01/01/2007 ..................................         1,899,923
  1,750,000    7.375% due 01/01/2018 ..................................         1,905,225
                                                                             ------------
                                                                               34,310,863
                                                                             ------------
    WEST VIRGINIA - 1.1%
  2,500,000  Harrison County, Solid Waste Disposal, (Monongahela
               Power), Series A, AMT,
               6.875% due 04/15/2022 ..................................         2,707,025
    150,000  Kanawha County, IDR, (Union Carbide Project),
               Series A, AMT,
               8.000% due 08/01/2020 ..................................           161,918
    750,000  South Charleston, IDR, (Union Carbide Project),
               Series A, AMT,
               8.000% due 08/01/2020 ..................................           807,420
                                                                             ------------
                                                                                3,676,363
                                                                             ------------
    WISCONSIN - 0.7%
  1,000,000  Madison, IDR, (Madison Gas & Electric Company),
               (Project A), AMT,
               6.750% due 04/01/2027 ..................................         1,069,520
  1,000,000  Wisconsin Health & Education Facility Authority,
               Refunding, Waukesha Memorial Hospital, Series A,
               (AMBAC Insured),
               7.125% due 08/15/2007 ..................................         1,080,520
                                                                             ------------
                                                                                2,150,040
                                                                             ------------
             Total Municipal Bonds and Notes
               (Cost $290,477,113) ....................................       320,510,899
                                                                             ------------
INVESTMENT COMPANY SECURITY - 1.9%
  6,363,404  Nuveen Tax Exempt Money Market Fund
               (Cost $6,363,404) ......................................         6,363,404
                                                                             ------------
TOTAL INVESTMENTS (COST $296,840,517*) ........................   98.8%       326,874,303
OTHER ASSETS AND LIABILITIES (NET) ............................    1.2          3,826,328
                                                                 -----       ------------
NET ASSETS ....................................................  100.0%      $330,700,631
                                                                 =====       ============

--------------
 * Aggregate cost for federal tax purposes.
 + Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at
April 30, 1998 (as a percentage of net assets):

                    MBIA    16.5%

------------------------------------------------------------------

                          GLOSSARY OF TERMS

      AMBAC -- American Municipal Bond Assurance Corporation

      AMT --   Alternative Minimum Tax

      COP --   Certificates of Participation

      ETM --   Escrowed to Maturity

      FGIC --  Federal Guaranty Insurance Corporation

      FSA --   Financial Security Assurance

      GNMA --  Government National Mortgage Association

      GO --    General Obligation Bonds

      IDR --   Industrial Development Revenue

      LOC --   Letter of Credit

      MBIA --  Municipal Bond Investors Assurance

      PCR --   Pollution Control Revenue

------------------------------------------------------------------
                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

BOND & STOCK FUND
APRIL 30, 1998 (UNAUDITED)

   PRINCIPAL                                                                     VALUE
      AMOUNT                                                                    (NOTE 2)
      ------                                                                    --------

FIXED INCOME SECURITIES - 30.9%
  U.S. TREASURY AND AGENCY OBLIGATIONS - 14.9%
$  2,000,000  Federal National Mortgage Association,
                8.250% due 12/18/2000 ..................................      $  2,119,516
   3,000,000  U.S. Treasury Bond,
                7.500% due 11/15/2016 ..................................         3,490,314
   9,000,000  U.S. Treasury Bond,
                6.250% due 08/15/2023 ..................................         9,261,567
   8,250,000  U.S. Treasury Bond,
                6.500% due 11/15/2026 ..................................         8,788,832
   1,000,000  U.S. Treasury Note,
                6.375% due 08/15/2002 ..................................         1,026,251
   2,500,000  U.S. Treasury Note,
                5.250% due 07/31/1998 ..................................         2,501,565
   4,000,000  U.S. Treasury Note,
                5.500% due 02/28/1999 ..................................         4,000,004
   2,250,000  U.S. Treasury Note,
                6.375% due 03/31/2001 ..................................         2,294,298
   2,000,000  U.S. Treasury Note,
                6.250% due 04/30/2001 ..................................         2,034,376
   5,600,000  U.S. Treasury Note,
                5.875% due 10/31/1998 ..................................         5,612,253
  10,700,000  U.S. Treasury Note,
                5.875% due 11/15/1999 ..................................        10,743,474
   4,800,000  U.S. Treasury Note,
                5.875% due 09/30/2002 ..................................         4,836,005
   4,000,000  U.S. Treasury Bond,
                zero coupon due 08/15/2012 .............................         1,704,040
                                                                              ------------
              Total U.S. Treasury & Agency Obligations (Cost
                $56,170,439) ...........................................        58,412,495
                                                                              ------------
  MORTGAGE BACKED SECURITIES - 6.7%
    GOVERNMENT AGENCY - 4.7%
   1,104,283  Federal National Mortgage Association,
                8.000% due 12/01/2026 ..................................         1,145,004
     451,782  Government National Mortgage Association,
                10.000% due 08/15/2019 .................................           498,316
   5,056,806  Government National Mortgage Association,
                7.000% due 12/15/2025 - 03/15/2028 .....................         5,123,816
   8,794,197  Government National Mortgage Association,
                6.500% due 01/15/2024 - 05/15/2026 .....................         8,725,515
     915,853  Government National Mortgage Association,
                6.000% due 01/15/2026 - 02/15/2026 .....................           887,517
   2,249,686  Government National Mortgage Association-II Arm,
                7.000% due 01/20/2023 ..................................         2,307,214
                                                                              ------------
                                                                                18,687,382
                                                                              ------------
  COLLATERALIZED MORTGAGE OBLIGATIONS -
    GOVERNMENT AGENCY BACKED - 1.2%
   1,000,000  Federal Home Loan Mortgage Corporation -
                CMO PAC-1(11) 1311H,
                7.500% due 07/15/2020 ..................................         1,014,623
   2,000,000  Federal Home Loan Mortgage Corporation - GNMA PAC-1(11) 2E,
                6.850% due 07/25/2018 ..................................         2,014,380
   1,510,302  Weyerhaeuser 1982-C FHA Putable,
                7.430% due 06/01/2022 ..................................         1,541,805
                                                                              ------------
                                                                                 4,570,808
                                                                              ------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
   1,250,000  DLJ Mortgage Acceptance Corp., 1993-M17,
                7.350% due 12/18/2003 ..................................         1,279,337
     102,887  Merrill Lynch Mortgage Investors Inc., 1988-P,
                10.050% due 12/15/2008 .................................           109,604
     851,733  Resolution Trust Corporation, 1991-M2, A-2,
                7.122% due 09/25/2020 ..................................           724,906
   1,000,000  Ryland Mortgage Securities Corporation, 1992 -12A - 1D,
                6.500% due 09/25/2023 ..................................           985,690
                                                                              ------------
                                                                                 3,099,537
                                                                              ------------
              Total Mortgage Backed Securities
                (Cost $25,516,849) .....................................        26,357,727
                                                                              ------------
CORPORATE BONDS - 9.3%
   1,500,000  Aetna Services, Inc.,
                7.625% due 08/15/2026 ..................................         1,563,468
   1,250,000  American Home,
                7.250% due 03/01/2023 ..................................         1,328,619
   1,000,000  Bank of New York,
                7.875% due 11/15/2002 ..................................         1,064,942
   1,200,000  Burlington Northern,
                8.750% due 02/25/2022 ..................................         1,471,397
   1,000,000  Coastal Corporation,
                9.625% due 05/15/2012 ..................................         1,265,075
     750,000  Conagra, Inc.,
                9.750% due 03/01/2021 ..................................           970,221
   1,000,000  Conagra, Inc.,
                6.700% due 08/01/2027 ..................................         1,040,737
   1,000,000  Continental Corporation,
                7.250% due 03/01/2003 ..................................         1,023,966
   1,000,000  Dart & Kraft Finance,
                7.750% due 11/30/1998 ..................................         1,011,257
     500,000  Developers Diversified Realty,
                6.580% due 02/06/2001 ..................................           502,686
   2,000,000  FHP International,
                7.000% due 09/15/2003 ..................................         2,048,824
   1,250,000  First Nationwide,
                10.000% due 10/01/2006 .................................         1,499,213
   1,000,000  Franchise Finance Corp. of America,
                7.000% due 11/30/2000 ..................................         1,011,110
   1,000,000  Franchise Finance Corp. of America,
                7.875% due 11/30/2005 ..................................         1,059,906
   1,000,000  Golden Books Publishing,
                7.650% due 09/15/2002 ..................................           962,500
   2,000,000  Loral Corporation,
                7.625% due 06/15/2025 ..................................         2,175,664
   1,000,000  Medpartners, Inc.,
                7.375% due 10/01/2006 ..................................           871,660
   1,000,000  Mercantile Bank,
                7.625% due 10/15/2002 ..................................         1,052,740
   1,100,000  Niagara Mohawk Power,
                9.500% due 06/01/2000 ..................................         1,161,921
     985,000  Niagara Mohawk Power,
                8.770% due 01/01/2018 ..................................         1,047,024
   1,000,000  Price/Costco, Inc.,
                7.125% due 06/15/2005 ..................................         1,041,933
     500,000  Public Service Company of New Hampshire,
                9.170% due 05/15/1998 ..................................           500,366
   1,750,000  Raytheon Company,
                7.200% due 08/15/2027 ..................................         1,816,253
   1,250,000  Riviera Holdings Corporation,
                11.000% due 12/31/2002 .................................         1,312,500
   1,500,000  Superior Financial Corporation,
                8.650% due 04/01/2003 ..................................         1,492,149
     500,000  Summit Bancorp,
                8.625% due 12/10/2002 ..................................           545,578
     110,000  System Energy Resources,
                11.375% due 09/01/2016 .................................           117,796
   1,000,000  Tenet Healthcare Corporation,
                7.875% due 01/15/2003 ..................................         1,023,750
   2,000,000  Time Warner, Inc.,
                9.150% due 02/01/2023 ..................................         2,460,756
   1,000,000  U.S. West Capital Funding, Inc.,
                6.950% due 01/15/2037 ..................................         1,053,003
   1,000,000  Westinghouse Electric Corporation,
                7.875% due 09/01/2023 ..................................         1,005,412
                                                                              ------------
              Total Corporate Bonds
                (Cost $34,843,790) .....................................        36,502,426
                                                                              ------------
              Total Fixed Income Securities
                (Cost $116,531,078) ....................................       121,272,648
                                                                              ------------
      SHARES
      ------

EQUITY SECURITIES - 67.4%
  COMMON STOCKS - 56.5%
    AEROSPACE/DEFENSE - 2.5%
      50,000  General Dynamics Corporation .............................         2,112,500
      40,000  Northrop Grumman Corporation .............................         4,227,500
      58,300  Raytheon Company, Class B ................................         3,304,881
                                                                              ------------
                                                                                 9,644,881
                                                                              ------------
    BANKS/SAVINGS & LOANS - 4.1%
      25,000  Chase Manhattan Corporation ..............................         3,464,063
      30,000  Citicorp .................................................         4,515,000
      55,500  Mellon Bank Corporation ..................................         3,996,000
      10,500  Wells Fargo & Company ....................................         3,869,250
                                                                              ------------
                                                                                15,844,313
                                                                              ------------
    BASIC INDUSTRY - 1.8%
      50,000  Boise Cascade Corporation ................................         1,878,125
      40,000  Phelps Dodge Corporation .................................         2,685,000
      52,000  Rayonier, Inc. ...........................................         2,606,500
                                                                              ------------
                                                                                 7,169,625
                                                                              ------------
    CAPITAL GOODS - 0.9%
      67,500  Crane Company ............................................         3,632,344
                                                                              ------------
    COMPUTER SOFTWARE - 3.2%
      86,000  Adobe Systems, Inc. ......................................         4,305,375
      72,700  Autodesk, Inc. ...........................................         3,416,900
      85,000  Computer Associates International, Inc. ..................         4,977,813
                                                                              ------------
                                                                                12,700,088
                                                                              ------------
    COMPUTER SYSTEMS - 3.6%
     200,000  Cabletron Systems* .......................................         2,650,000
      95,000  Electronic Data Systems Corporation ......................         4,085,000
      79,000  Hewlett-Packard Company ..................................         5,949,688
      12,500  International Business Machines Corporation ..............         1,448,438
                                                                              ------------
                                                                                14,133,126
                                                                              ------------
    CONSUMER CYCLICALS - 1.5%
      75,000  Nike, Inc., Class B ......................................         3,581,250
     175,000  Stride Rite Corporation ..................................         2,198,438
                                                                              ------------
                                                                                 5,779,688
                                                                              ------------
    CONSUMER DURABLES - 0.6%
      35,000  Eastman Kodak Company ....................................         2,526,562
                                                                              ------------
    CONSUMER STAPLES - 6.4%
      55,000  Dole Food Company ........................................         2,471,562
      96,000  Phillip Morris Companies, Inc. ...........................         3,582,000
      88,500  RJR Nabisco Holdings Corporation .........................         2,461,406
      42,000  Ralston Purina ...........................................         4,452,000
      40,000  Sara Lee Corporation .....................................         2,382,500
     100,000  Supervalu, Inc. ..........................................         4,368,750
      91,500  UST, Inc. ................................................         2,521,969
      40,000  Unilever Group ...........................................         2,985,000
                                                                              ------------
                                                                                25,225,187
                                                                              ------------
    ELECTRONICS - 3.2%
     110,000  AMP, Inc. ................................................         4,324,375
      63,000  Motorola, Inc. ...........................................         3,504,375
     105,000  Tektronix, Inc. ..........................................         4,515,000
                                                                              ------------
                                                                                12,343,750
                                                                              ------------
    FINANCIAL SERVICES - 3.1%
      48,000  Federal National Mortgage Association ....................         2,874,000
     130,000  Green Tree Financial Corporation .........................         5,297,500
      95,000  Liberty Financial Companies ..............................         3,805,937
                                                                              ------------
                                                                                11,977,437
                                                                              ------------
    HEALTHCARE PRODUCTS - 3.7%
      55,000  Abbott Laboratories ......................................         4,021,875
      75,000  Baxter International, Inc. ...............................         4,157,812
      45,000  Becton Dickinson & Company ...............................         3,133,125
      45,000  Johnson & Johnson ........................................         3,211,875
                                                                              ------------
                                                                                14,524,687
                                                                              ------------
    HEALTHCARE SERVICES - 2.2%
      56,000  Aetna, Inc. ..............................................         4,525,500
     125,000  Columbia/HCA Healthcare Corporation ......................         4,117,187
                                                                              ------------
                                                                                 8,642,687
                                                                              ------------
    INSURANCE - 2.4%
      15,000  American International Group, Inc. .......................         1,973,437
      15,000  General Re Corporation ...................................         3,353,438
      64,000  Penncorp Financial Group .................................         1,664,000
     100,000  TIG Holdings, Inc. .......................................         2,406,250
                                                                              ------------
                                                                                 9,397,125
                                                                              ------------
    MEDIA - 2.2%
     110,000  Seagram Company, Ltd. ....................................         4,695,625
      71,000  Viacom, Inc., Class A+ ...................................         4,100,250
                                                                              ------------
                                                                                 8,795,875
                                                                              ------------
    OILS & GAS - 3.8%
      56,500  Amerada Hess Corporation .................................         3,248,750
      76,500  Ashland, Inc. ............................................         4,044,938
      43,000  Occidental Petroleum Corporation .........................         1,265,812
      37,500  Pennzoil Co. .............................................         2,402,344
     115,000  YPF S.A.-Sponsored ADR ...................................         4,010,625
                                                                              ------------
                                                                                14,972,469
                                                                              ------------
    REAL ESTATE INVESTMENT TRUSTS - 5.0%
      83,500  American General Hospitality
                Corporation ............................................         2,092,719
      47,300  Arden Realty, Inc. .......................................         1,327,356
      60,000  Boston Properties, Inc. ..................................         1,983,750
      72,500  CarrAmerica Realty Corporation ...........................         2,120,625
      83,500  Duke Realty Investments, Inc. ............................         1,988,344
      33,700  Essex Property Trust, Inc. ...............................         1,112,100
      55,000  Health Care Property Investors, Inc. .....................         1,856,250
      80,000  Mid Atlantic Realty Trust ................................         1,120,000
      80,000  Patriot American Hospitality, Inc. .......................         2,020,000
      80,000  Security Capital Pacific Trust ...........................         1,790,000
       4,211  Security Capital Pacific Trust Warrants+ .................            11,843
     155,000  Taubman Centers, Inc. ....................................         2,102,188
                                                                              ------------
                                                                                19,525,175
                                                                              ------------
    RETAIL SALES - 2.3%
     110,000  Dillards, Inc. Class A ...................................         4,028,750
     145,000  Limited, Inc. ............................................         4,866,562
                                                                              ------------
                                                                                 8,895,312
                                                                              ------------
    UTILITIES - TELECOMMUNICATIONS - 4.0%
      79,900  Alltel Corporation .......................................         3,415,725
     120,000  Frontier Corporation .....................................         3,592,500
      63,300  Southern New England Telecommunications ..................         4,431,000
      58,000  Sprint Corporation .......................................         3,962,125
      10,750  360 Communications Company+ ..............................           328,547
                                                                              ------------
                                                                                15,729,897
                                                                              ------------
              Total Common Stocks
                (Cost $167,481,626) ....................................       221,460,228
                                                                              ------------
   PRINCIPAL
      AMOUNT
      ------

CONVERTIBLE BONDS - 4.1%
$  1,300,000  Alberto-Culver Corporation,
                5.500% due 06/30/2005 ..................................         2,153,125
   1,080,000  CII Financial,
                7.500% due 09/15/2001 ..................................         1,038,150
   2,000,000  Corporate Express, Inc.,
                4.500% due 07/01/2000 ..................................         1,817,500
   2,000,000  Federated Department Stores,
                5.000% due 10/01/2003 ..................................         2,970,000
   1,000,000  First State Bancorp,
                7.500% due 04/30/2017 ..................................         1,472,500
   2,700,000  Healthsouth Co.,
                3.250% due 04/01/2003 ..................................         2,777,625
     600,000  Jumbosports, Inc.,
                4.250% due 11/01/2000 ..................................           226,500
   1,750,000  Rockefeller Center Property Trust,
                zero coupon due 12/31/2000 .............................         1,356,250
   2,000,000  Tel-Save Holdings, Inc.,
                5.000% due 12/15/2004 ..................................         2,125,000
                                                                              ------------
              Total Convertible Corporate Bonds
                (Cost $15,523,093) .....................................        15,936,650
                                                                              ------------
CONVERTIBLE PREFERRED STOCKS - 6.8%

     SHARES
     ------

     100,000  Cendant Corporation,
                1.300% Series ..........................................         3,500,000
      35,000  Golden Books Financial Trust,
                8.750% Series ..........................................         1,938,125
      32,000  Lehman Brothers Holdings,
                5.000% Series CSCO .....................................         2,208,000
      30,000  Loral Space & Communication,
                6.000% Series++ ........................................         2,527,500
     175,000  Medpartners, Inc.,
                6.500% Series ..........................................         2,307,813
      14,200  Microsoft Corporation,
                $2.196 Series A ........................................         1,322,375
      50,000  Nextlink Communications,
                6.500% Series++ ........................................         2,356,250
     100,000  Pacificare Holding Preferred,
                $1.00 Series A .........................................         2,762,500
      35,000  Penncorp Financial Group,
                $3.375 Series ..........................................         2,108,750
      40,000  Sinclair Broadcasting Group,
                6.000% Series ..........................................         2,600,000
      16,100  TCI Pacific Communications,
                5.000% Series ..........................................         2,938,250
                                                                              ------------
              Total Convertible Preferred Stock
                (Cost $23,844,698) .....................................        26,569,563
                                                                              ------------
              Total Equity Securities
                (Cost $206,849,417) ....................................       263,966,441
                                                                              ------------
TOTAL INVESTMENTS (COST $323,380,495*) ........................   98.3%        385,239,089
OTHER ASSETS NET OF LIABILITIES ...............................    1.7           6,562,016
                                                                 -----        ------------
NET ASSETS ....................................................  100.0%       $391,801,105
                                                                 =====        ============

--------------
 * Aggregate cost for federal cost purposes.
 + Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH & INCOME FUND
APRIL 30, 1998 (UNAUDITED)

                                                                                VALUE
   SHARES                                                                      (NOTE 2)
   ------                                                                      --------

COMMON STOCKS - 94.2%
           CONSUMER STAPLES - 9.3%
    39,150  Alberto Culver Company, Class A ...........................      $  1,047,263
   157,800  Anheuser-Busch Companies Inc ..............................         7,229,213
    87,300  Campbell Soup Company .....................................         4,479,581
    34,700  General Mills Inc .........................................         2,344,419
   121,900  Kimberly Clark Corporation ................................         6,186,425
   436,600  Kimberly Clark De Mexico, ADR .............................        10,715,608
   230,000  PepsiCo Inc ...............................................         9,128,125
   170,000  Philip Morris Companies Inc ...............................         6,343,125
    90,000  Procter & Gamble Company ..................................         7,396,875
    88,400  Ralston Purina Company ....................................         9,370,400
    97,000  Sara Lee Corporation ......................................         5,777,563
   117,200  Unilever NV ...............................................         8,746,050
                                                                             ------------
                                                                               78,764,647
                                                                             ------------
   HEALTH CARE PRODUCTS - 8.4%
   150,100  Abbott Laboratories .......................................        10,976,063
   100,000  ALZA Corporation+ .........................................         4,793,750
    40,000  American Home Products Corporation ........................         3,725,000
    95,600  Bristol-Myers Squibb Company ..............................        10,121,650
   146,550  Johnson & Johnson .........................................        10,460,006
   117,000  Merck & Company, Inc ......................................        14,098,500
    80,000  Perkin Elmer Corporation ..................................         5,470,000
    60,000  Warner Lambert Company ....................................        11,351,250
                                                                             ------------
                                                                               70,996,219
                                                                             ------------
   FINANCIAL SERVICES - 7.8%
    63,900  AMBAC Financial Group Inc .................................         3,622,331
    24,300  Capital One Financial Corporation .........................         2,334,319
   208,000  Federal Home Loan Mortgage Corporation ....................         9,633,000
   144,400  Federal National Mortgage Association .....................         8,645,950
   267,850  Green Tree Financial Corporation ..........................        10,914,888
    68,650  Heller Financial Inc ......................................         1,853,550
   227,950  Liberty Financial Companies ...............................         9,132,247
    69,600  Marsh and McLennan Companies, Inc .........................         6,342,300
    90,000  Providian Financial Corporation ...........................         5,416,875
   137,499  Travelers Group Inc .......................................         8,413,220
                                                                             ------------
                                                                               66,308,680
                                                                             ------------
   UTILITIES - 7.1%
    49,472  British Petroleum ADR .....................................         4,675,058
   222,900  Enron Corporation .........................................        10,963,894
   143,660  Exxon Corporation .........................................        10,478,201
    97,400  Mobil Corporation .........................................         7,694,600
   103,800  Pennzoil Company ..........................................         6,649,687
   145,600  Royal Dutch Petroleum .....................................         8,235,500
   333,700  Tosco Corporation .........................................        11,888,062
                                                                             ------------
                                                                               60,585,002
                                                                             ------------
   BANKS/SAVING & LOANS - 6.4%
    62,800  Bank of New York Company Inc ..............................         3,709,125
    57,400  Citicorp. .................................................         8,638,700
   240,000  First Union Corporation ...................................        14,490,000
    92,500  KeyCorp. ..................................................         3,671,094
    74,000  Mellon Bank Corporation ...................................         5,328,000
   159,924  Norwest Corporation .......................................         6,346,984
   240,000  Prime Bancshares Inc ......................................         6,420,000
    15,025  Wells Fargo & Company .....................................         5,536,713
                                                                             ------------
                                                                               54,140,616
                                                                             ------------
   COMPUTER SOFTWARE - 6.0%
   124,700  Adobe Systems Inc.+ .......................................         6,242,794
   385,950  Barra Inc .................................................         9,262,800
    67,000  Computer Associates International Inc .....................         3,923,687
   259,000  First Data Corporation ....................................         8,773,625
   173,000  Microsoft Corporation .....................................        15,591,624
   260,000  Oracle Corporation+ .......................................         6,727,500
                                                                             ------------
                                                                               50,522,030
                                                                             ------------
   MEDIA - 5.1%
   194,800  Dun & Bradstreet Corporation ..............................         6,915,400
   119,600  Lee Enterprises Inc .......................................         3,744,975
   205,000  Seagram Company Limited ...................................         8,750,938
   765,601  Tele-Communications TCI Ventures Group ....................        12,488,866
   191,075  Viacom Inc., Class A ......................................        11,034,581
                                                                             ------------
                                                                               42,934,760
                                                                             ------------
   BASIC INDUSTRY - 4.9%
   102,900  Albemarle Corporation .....................................         2,559,638
   267,100  Allegheny Teledyne Inc ....................................         6,777,650
    94,165  Commscope Inc.+ ...........................................         1,530,186
    62,100  du Pont (E.I.) de Nemours & Company .......................         4,521,656
   614,000  Waste Management Inc ......................................        20,569,000
    98,600  Weyerhaeuser Company ......................................         5,681,825
                                                                             ------------
                                                                               41,639,955
                                                                             ------------
   UTILITIES/TELECOMMUNICATIONS - 4.6%
   120,900  Comcast Corporation-Special Class A .......................         4,329,731
   182,900  SBC Communications Inc ....................................         7,578,919
   249,600  Sprint Corporation ........................................        17,050,800
   230,000  WorldCom Inc.+ ............................................         9,839,687
                                                                             ------------
                                                                               38,799,137
                                                                             ------------
   CAPITAL GOODS - 4.4%
   135,700  Allied Signal Inc .........................................         5,945,355
    80,000  Cooper Industries Inc .....................................         5,350,000
    81,450  Crane Company .............................................         4,383,028
   297,848  Donaldson Company Inc .....................................         7,557,893
   153,000  International Game Technology .............................         4,255,313
   180,001  Tyco International Limited ................................         9,810,031
                                                                             ------------
                                                                               37,301,620
                                                                             ------------
   COMPUTER/SYSTEMS - 4.3%
   235,800  Bay Networks Inc.+ ........................................         5,526,563
   120,800  Cabletron Systems, Inc.+ ..................................         1,600,600
    97,250  Cisco Systems Inc.+ .......................................         7,123,563
   193,500  EMC Corporation+ ..........................................         8,925,189
    62,000  Hewlett-Packard Company ...................................         4,669,375
    71,600  International Business Machines Corporation ...............         8,296,650
                                                                             ------------
                                                                               36,141,940
                                                                             ------------
   HEALTH CARE SERVICES - 4.0%
   183,750  Columbia HCA Healthcare Corporation .......................         6,052,266
   341,500  Humana Inc.+ ..............................................         9,220,500
    97,400  Manor Care Inc ............................................         3,415,087
   275,000  Medpartners Inc ...........................................         2,818,750
   123,033  Pacificare Health Systems-A ...............................         8,643,068
    20,000  Pacificare Health Systems-B ...............................         1,432,500
    35,000  United Healthcare Corporation .............................         2,458,750
                                                                             ------------
                                                                               34,040,921
                                                                             ------------
   AEROSPACE/DEFENSE - 2.8%
    50,000  Boeing Company ............................................         2,503,125
    71,719  Lockheed Martin Corporation ...............................         7,987,704
   127,900  Northrop Grumman Corporation ..............................        13,517,431
                                                                             ------------
                                                                               24,008,260
                                                                             ------------
   REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.5%
   117,500  CCA Prison Realty Trust ...................................         4,163,906
    90,000  Corrections Corporation of America ........................         2,497,500
    83,199  Equity Office Properties Trust+ ...........................         2,365,974
   136,600  Health Care Property Investors Inc ........................         4,610,250
   152,900  Starwood Hotel & Resort ...................................         7,673,669
                                                                             ------------
                                                                               21,311,299
                                                                             ------------
   ELECTRONICS/SEMICONDUCTORS - 2.3%
   337,425  General Semiconductor, Inc ................................         4,618,505
   180,800  Intel Corporation .........................................        14,610,900
                                                                             ------------
                                                                               19,229,405
                                                                             ------------
   BUSINESS SERVICES - 2.1%
   257,829  Cendant Corporation .......................................         6,445,725
   110,000  Cognizant Corporation .....................................         5,658,125
   200,733  ACNielson Corporation .....................................         5,620,524
                                                                             ------------
                                                                               17,724,374
                                                                             ------------
   CONSUMER DURABLES - 2.1%
    50,800  Goodyear Tire & Rubber Company ............................         3,556,000
    29,500  Miller Industries, Inc ....................................           226,781
   161,900  Sony Corporation, ADR .....................................        13,751,381
                                                                             ------------
                                                                               17,534,162
                                                                             ------------
   ELECTRICAL EQUIPMENT - 1.9%
   116,850  Emerson Electric Company ..................................         7,434,581
   106,000  General Electric Company ..................................         9,023,250
                                                                             ------------
                                                                               16,457,831
                                                                             ------------
   TRANSPORTATION - 1.9%
   219,200  Expeditors International of Washington Inc.                         9,316,000
   130,100  Union Pacific Corporation .................................         7,122,975
                                                                             ------------
                                                                               16,438,975
                                                                             ------------
   RETAIL SALES - 1.9%
    84,600  Federated Department Stores, Inc.+ ........................         4,177,125
   311,500  Intimate Brands Inc .......................................         9,033,500
    51,000  Wal-Mart Stores Inc .......................................         2,578,688
                                                                             ------------
                                                                               15,789,313
                                                                             ------------
   INSURANCE - 1.7%
    77,598  American International Group, Inc.+ .......................        10,208,987
   161,400  Penncorp Financial Group Inc ..............................         4,196,400
                                                                             ------------
                                                                               14,405,387
                                                                             ------------
   LODGING - 1.4%
   523,515  Choice Hotels International Inc ...........................         8,965,194
   374,505  Sunburst Hospitality Corporation ..........................         3,019,447
                                                                             ------------
                                                                               11,984,641
                                                                             ------------
   CONSUMER CYCLICAL - 1.3%
   252,400  Zurn Industries Inc .......................................        10,884,750
                                                                             ------------
            Total Common Stocks (Cost $614,473,087)                           797,943,924
                                                                             ------------
   PREFERRED STOCKS - 4.6%
    36,000  Cendant Corporation, Conv. Pfd.,
              7.500% due 02/16/2001 ...................................         1,482,750
   110,000  Loral Space & Communication, 3.000% .......................         9,267,500
   220,500  Medpartners Inc.-"TAPS" ...................................         2,907,844
   135,000  Nextlink Communications, Conv. Pfd.,
              6.500% due 03/31/2010 ...................................         6,361,875
   128,900  Pacificare Health Systems-Pfd .............................         3,560,863
   158,100  Penncorp Financial Group, $3.375, Series ..................         9,525,525
    94,600  Sinclair Broadcast Group ..................................         6,149,000
                                                                             ------------
            Total Preferred Stock (Cost $39,260,357) ..................        39,255,357
                                                                             ------------
   PRINCIPAL
    AMOUNT
    ------

   CONVERTIBLE NOTES  - 0.7%
$  580,000  Alberto-Culver Corporation
              5.500% due 06/30/2005 ...................................           960,625
 2,662,000  Berkshire Hathaway, Conv. Sr. Note,
              1.000% due 12/03/2001 ...................................         4,934,683
     1,000  Lehman Brothers Holdings,
              5.000% due 02/26/2001 ...................................            69,000
                                                                             ------------
            Total Convertible Notes (Cost $3,864,959) .................         5,964,308
                                                                             ------------
REPURCHASE AGREEMENT - 1.0%
$  8,452,000  Agreement with Goldman Sachs, 5.300% dated 04/30/1998, to be repurchased at $8,453,244 on 05/01/1998,
              collateralized by $8,222,101 U.S. Treasury Note, 6.500%
              due 08/15/2005 (Market Value $8,697,682) (Cost
              $8,452,000) .............................................      $  8,452,000
                                                                             ------------
TOTAL INVESTMENTS (COST $666,050,403*) ........................  100.5%       851,615,589
OTHER ASSETS AND LIABILITIES (NET) ............................   (0.5)        (4,139,182)
                                                                 -----       ------------
NET ASSETS ....................................................  100.0%      $847,476,407
                                                                 =====       ============

--------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.

------------------------------------------------------------------

                         GLOSSARY OF TERMS
      ADR -- American Depositary Receipt

------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

NORTHWEST FUND
APRIL 30, 1998 (UNAUDITED)

                                                                                VALUE
    SHARES                                                                     (NOTE 2)
    ------                                                                     --------

COMMON STOCKS - 93.3%
    AEROSPACE & DEFENSE - 3.8%
    182,074  Boeing Company ...........................................      $  9,115,080
     66,075  Precision Castparts Corporation ..........................         4,104,909
                                                                             ------------
                                                                               13,219,989
                                                                             ------------
    BANKS/SAVINGS & LOANS - 8.1%
    163,800  First Savings Bank of Washington
               Bancorp, Inc. ..........................................         4,350,938
     27,947  Horizon Financial Corporation ............................           496,059
     76,700  Interwest Bancorp, Inc. ..................................         3,408,356
     74,800  Key Corp .................................................         2,968,625
    159,300  Sterling Financial Corporation+ ..........................         4,181,625
     58,556  US Bancorp ...............................................         7,436,612
    176,206  Washington Federal, Inc. .................................         4,955,794
                                                                             ------------
                                                                               27,798,009
                                                                             ------------
    BASIC INDUSTRY - 7.8%
    149,817  Allegheny Teledyne, Inc. .................................         3,801,606
     45,633  Boise Cascade Corporation ................................         1,714,089
     71,800  Morrison Knudsen Corporation+ ............................           857,113
    170,200  Oregon Steel Mills, Inc. .................................         4,042,250
    242,500  Schnitzer Steel Industries Inc., Class A .................         6,426,250
     89,800  Weyerhaeuser Company .....................................         5,174,725
    121,600  Willamette Industries, Inc. ..............................         4,719,600
                                                                             ------------
                                                                               26,735,633
                                                                             ------------
    BUSINESS SERVICES - 1.0%
    258,600  Barrett Business Services, Inc.+ .........................         3,394,125
                                                                             ------------
    CAPITAL GOODS - 1.8%
    195,500  Greenbrier Companies, Inc. ...............................         3,567,875
     42,920  PACCAR, Inc. .............................................         2,548,375
                                                                             ------------
                                                                                6,116,250
                                                                             ------------
    CONSUMER CYCLICALS - 0.9%
     67,100  Nike, Inc. Class B .......................................         3,204,025
                                                                             ------------
    CONSUMER DURABLES - 1.2%
    147,050  Monaco Coach Corporation+ ................................         4,227,688
                                                                             ------------
    CONSUMER STAPLES - 2.4%
    168,800  Albertson's, Inc. ........................................         8,440,000
                                                                             ------------
    COMPUTER SOFTWARE - 10.3%
    125,800  Adobe Systems, Inc. ......................................         6,297,862
    497,000  Mentor Graphics Corporation+ .............................         5,218,500
    172,300  Microsoft Corporation+ ...................................        15,528,538
    215,700  Orcad, Inc.+ .............................................         2,157,000
     32,400  Visio Corporation+ .......................................         1,603,800
    287,200  Wall Data, Inc.+ .........................................         4,415,700
                                                                             ------------
                                                                               35,221,400
                                                                             ------------
    COMPUTER SYSTEMS - 5.7%
    590,100  In Focus Systems, Inc.+ ..................................         5,089,613
    312,550  Radisys Corporation+ .....................................         8,516,987
    298,000  Sequent Computer Systems, Inc.+ ..........................         5,848,250
                                                                             ------------
                                                                               19,454,850
                                                                             ------------
    ELECTRICAL EQUIPMENT - 1.5%
     91,044  Fluke Corporation ........................................         2,890,647
    157,700  Merix Corporation+ .......................................         2,217,656
                                                                             ------------
                                                                                5,108,303
                                                                             ------------
    ELECTRONICS/GENERAL - 7.2%
    169,500  Electro Scientific Industries, Inc.+ .....................         6,441,000
    360,100  FEI Company+ .............................................         3,488,469
    156,800  Flir Systems, Inc.+ ......................................         3,234,000
    197,700  Innova Corporation+ ......................................         3,385,612
    193,500  Tektronix, Inc. ..........................................         8,320,500
                                                                             ------------
                                                                               24,869,581
                                                                             ------------
    ELECTRONICS-SEMICONDUCTORS/COMPONENTS - 4.8%
     47,500  Intel Corporation ........................................         3,838,594
     77,500  Lattice Semiconductor Corporation+ .......................         3,535,938
    122,300  Micron Technology, Inc.+ .................................         3,798,943
    225,250  Triquint Semiconductor, Inc.+ ............................         5,152,594
                                                                             ------------
                                                                               16,326,069
                                                                             ------------
    HEALTHCARE PRODUCTS - 8.7%
    121,900  Advanced Technology Laboratories, Inc.+ ..................         5,896,912
    407,600  Corixa Corporation+ ......................................         2,955,100
    427,250  Icos Corporation+ ........................................         6,301,938
    103,300  Immunex Corporation+ .....................................         7,088,962
    502,000  Neorx Corporation+ .......................................         2,353,125
     87,600  Pathogenesis Corporation+ ................................         3,471,150
    220,233  Sonosight, Inc.+ .........................................         1,803,158
                                                                             ------------
                                                                               29,870,345
                                                                             ------------
    HEALTHCARE SERVICES - 3.0%
    182,060  Foundation Health Systems, Inc. Class A+ .................         5,268,361
     67,800  Pacificare Health Systems, Inc. Class B+ .................         4,856,175
                                                                             ------------
                                                                               10,124,536
                                                                             ------------
    INSURANCE - 1.8%
    124,800  Safeco Corporation .......................................         6,232,200
                                                                             ------------
    LODGING & RESTAURANTS - 2.4%
    204,500  Cavanaugh's Hospitality Corporation+ .....................         3,208,094
    103,200  Starbucks Corporation+ ...................................         4,966,500
                                                                             ------------
                                                                                8,174,594
                                                                             ------------
    MEDIA - 1.0%
    105,300  Lee Enterprises, Inc. ....................................         3,297,206
                                                                             ------------
    REAL ESTATE INVESTMENT TRUSTS - 1.6%
    168,900  Pacific Gulf Properties, Inc. ............................         3,715,800
     64,300  Shurgard Storage Centers, Inc. ...........................         1,808,438
                                                                             ------------
                                                                                5,524,238
                                                                             ------------
    RETAIL SALES - 8.2%
    358,200  Building Materials Holding Corporation+ ..................         5,193,900
    159,125  Costco Companies, Inc.+ ..................................         8,891,109
    246,697  Fred Meyer Inc., Class A+ ................................        11,070,527
    645,800  Multiple Zones Int'l, Inc.+ ..............................         2,179,575
      9,400  Nordstrom, Inc. ..........................................           615,113
                                                                             ------------
                                                                               27,950,224
                                                                             ------------
    TRANSPORTATION SERVICES - 5.3%
    136,900  Airborne Freight Corporation .............................         5,424,663
     88,460  Alaska Air Group, Inc.+ ..................................         4,964,818
    180,100  Expeditors International of Washington, Inc. .............         7,654,250
                                                                             ------------
                                                                               18,043,731
                                                                             ------------
    UTILITIES - GAS AND ELECTRIC - 1.1%
     79,616  Enron Corporation ........................................         3,916,112
                                                                             ------------
    UTILITIES - TELECOMMUNICATIONS - 3.7%
    202,200  General Communication, Inc.+ .............................         1,428,038
    362,800  Metro One Telecommunications+ ............................         4,739,074
    115,100  Nextel Communications, Inc. Class A+ .....................         3,301,931
    163,700  Western Wireless Corporation, Class A+ ...................         3,192,150
                                                                             ------------
                                                                               12,661,193
                                                                             ------------
TOTAL COMMON STOCKS (COST $195,250,602) ...............................       319,910,301
                                                                             ------------

  PRINCIPAL                                                                      VALUE
     AMOUNT                                                                     (NOTE 2)
     ------                                                                     --------

REPURCHASE AGREEMENT - 7.2%
$24,744,000  Agreement with Goldman Sachs, 5.300% dated 04/30/1998, to be repurchased at $24,747,643 on 05/01/1998,
               collateralized by $24,745,000 U.S. Treasury Note, 6.500%
               due 05/15/2005 (Market Value $26,173,680) (Cost
               $24,744,000) ...........................................      $ 24,744,000
                                                                             ------------
TOTAL INVESTMENTS (COST $219,994,602*) ........................  100.5%       344,654,301
OTHER ASSETS LESS LIABILITIES .................................   (0.5)        (1,743,928)
                                                                 -----       ------------
NET ASSETS ....................................................  100.0%      $342,910,373
                                                                 =====       ============
--------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.

NOTES TO FINANCIAL STATEMENTS (unaudited)
WM GROUP OF FUNDS

1.  ORGANIZATION AND BUSINESS

WM Trust I (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on September 19, 1997 as a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers nine managed investment funds: the Money Market and Tax-Exempt Money Market Funds (the "Money Funds"); the U.S. Government Securities, Income and High Yield Funds (the "Fixed Income Funds"); the Tax-Exempt Bond Fund; the Bond & Stock, Growth & Income, and Northwest Funds (the "Equity Funds").

Each of the Funds consists of four classes of shares, Class A shares, Class B shares, Class S shares and Class I shares. Class A shares of the Funds are subject to an initial sales charge at the time of purchase. Certain Class A shares of the Funds purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within one year or two years of purchase, depending on the circumstances. Class B shares and Class S shares are not subject to an initial sales charge. Class B shares and Class S shares are subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the various investment portfolios of WM Group of Funds and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC, but are subject to other annual operating expenses of the Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a United States ("U.S.") or foreign exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined in good faith through consideration of other factors by or under the direction of the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the NASDAQ National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, are valued on the basis of the mean of the current day's bid and asked prices at the close of business on each day. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. The current market value of an option is the last price on the principal exchange on which such option is traded or, in the absence of a sale, is the mean between the last bid and offering price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be issued if the market makes a limited move with respect to the security or index underlying the futures contract. In such event, the futures contract will be valued at a fair market value to be determined by or under the direction of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate.

Corporate debt securities and debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including municipal securities, are valued by an independent pricing service which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The value of the collateral is at least 102% at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, Inc. (the "Advisor" or "WM Advisors"), acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which each Fund enters into repurchase agreements to evaluate potential risks.

REVERSE REPURCHASE AGREEMENTS:

Each Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will segregate with the Trust's custodian liquid assets that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

FUTURES CONTRACTS:

The Fixed Income Funds, Tax-Exempt Bond Fund and Equity Funds may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at April 30, 1998. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCIES:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as net gains/(losses) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

DOLLAR ROLL TRANSACTIONS:

The U.S. Government Securities Fund and the Income Fund, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds other than the Money Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Non-Money Fund, and up to 10% of the net assets of each Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15%/10% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate liquid assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed Income Funds, the Tax-Exempt Bond Fund and the Money Funds are declared daily and paid monthly. Dividends from the net investment income of the Bond & Stock and Growth & Income Funds are declared and paid quarterly. Dividends from the net investment income of the Northwest Fund are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund as a whole.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt net investment income to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to all the Funds based upon relative net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

OTHER:

The Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Income Fund may also purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Advisor. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

As of March 20, 1998, WM Advisors, an indirect wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trust.

The Advisor is entitled to a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund during the month at annual rates as follows:

                                      FEES ON ASSETS         FEES ON ASSETS
                                           UP TO                EXCEEDING
                                        $1 BILLION             $1 BILLION
                                        ----------             ----------
The Money Funds ..................         .45%                   .40%

                                      FEES ON ASSETS         FEES ON ASSETS
                                           UP TO                EXCEEDING
                                       $250 MILLION           $250 MILLION
                                       ------------           ------------
Tax-Exempt Bond Fund .............         .50%                   .40%
The Fixed-Income Funds ...........         .625%                  .50%
Growth & Income Fund .............         .625%                  .50%
Bond & Stock Fund ................         .625%                  .50%

                                      FEES ON ASSETS         FEES ON ASSETS
                                           UP TO                EXCEEDING
                                       $500 MILLION           $500 MILLION
                                       ------------           ------------
Northwest Fund ...................         .625%                  .50%

The Advisor has agreed to waive a portion of its management fees for the period ended April 30, 1998. Fees waived by the Advisor for the period ended April 30, 1998 are as follows:

                   NAME OF FUND                                    FEES WAIVED
                   ------------                                    -----------
U.S. Government Securities Fund ................................     $35,103
Northwest Fund .................................................      33,830
Tax-Exempt Money Market Fund ...................................      19,515

WM Shareholder Services, Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of Washington Mutual serves as the transfer and shareholder servicing agent of the Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are as follows:

                                                      CLASS A     CLASS B & S
                                                      -------     -----------
The Money Market Funds ........................        $1.85         $1.95
The Fixed Income Funds ........................         1.45          1.55
The Equity Funds ..............................         1.25          1.35

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for the period ended April 30, 1998 as follows:

                                                  CREDITS ALLOWED
                   NAME OF FUND                   BY THE CUSTODIAN
                   ------------                   ----------------
        Money Market Fund ...........................  $17,619
        Tax-Exempt Money Market Fund .................     705
        U.S. Government Securities Fund ..............     454
        Income Fund ..................................     481
        Tax-Exempt Bond Fund .........................     392
        Bond & Stock Fund ............................   2,274
        Growth & Income Fund .........................   4,357
        Northwest Fund ...............................   1,773

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other Trusts advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended in person and $1,000 per board meeting attended and reimbursement for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to plan participants are paid solely out of the Trust's assets.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc., (the "Distributor"), an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A shares, Class B shares and Class S shares of the Funds. On March 20, 1998, the Distributor's name changed from Composite Funds Distributor, Inc. ("CFDI"). For the period April 30, 1998, the Distributor received $833,971 representing commissions (sales charges) on Class A shares. For the period April 30, 1998, the Distributor received $134,749 in contingent deferred sales charges from Class B and S shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class S shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class S shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation- type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers, that sell Class B shares and Class S shares and provide services, such as, accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check, for the shareholders. Under their terms each of the Class A Plan, Class B Plan and Class S Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended April 30, 1998 were as follows:

              NAME OF FUND                        PURCHASES          SALES
              ------------                        ----------      -----------
Income Fund ................................     $ 27,420,814     $ 28,829,672
High Yield Fund ............................        6,894,104          --
Tax-Exempt Bond Fund .......................        3,846,120       20,276,970
Bond & Stock Fund ..........................      100,382,972       70,330,637
Growth & Income Fund .......................      163,905,454      169,806,146
Northwest Fund .............................       63,436,275       48,994,296

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the period ended April 30, 1998 were as follows:

              NAME OF FUND                        PURCHASES          SALES
              ------------                        ----------      -----------
U.S. Government Securities Fund ............      $3,346,801      $50,054,567
Income Fund ................................       5,171,875       13,025,038
High Yield Fund ............................       1,990,469           --
Bond & Stock Fund ..........................       6,282,109        5,504,665

At April 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                  TAX BASIS        TAX BASIS
                                                  UNREALIZED       UNREALIZED
              NAME OF FUND                       APPRECIATION     DEPRECIATION
              ------------                       ------------     ------------
U.S. Government Securities Fund ............     $ 10,719,384     $   568,665
Income Fund ................................       19,330,685       1,242,224
High Yield Fund ............................           56,818          90,220
Tax-Exempt Bond Fund .......................       30,078,264          44,478
Bond & Stock Fund ..........................       66,599,466       4,740,873
Growth & Income Fund .......................      200,142,552      14,577,366
Northwest Fund .............................      132,387,652       7,727,952

Information regarding dollar roll transactions by the U.S. Government Securities Fund is as follows:

                                                              U.S. GOVERNMENT
DOLLAR ROLL TRANSACTIONS:                                     SECURITIES FUND
------------------------                                      ---------------
Maximum amount outstanding during the period ...............    $ 6,091,875
Average amount outstanding during the period* ..............    $ 2,076,592
Average monthly shares outstanding during the period .......     23,307,589
Average debt per share outstanding during the period .......           $.09
--------------

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended April 30, 1998.

Fee income earned for the period ended April 30, 1998 by the U.S. Government Securities Fund for dollar roll transactions aggregated $69,825.

Information regarding reverse repurchase agreement transactions by the U.S. Government Securities Fund is as follows:

                                       REVERSE REPURCHASE AGREEMENTS:

           FACE                                                                                    MARKET
          VALUE                                                                                    VALUE
          -----                                                                                    ------
       $80,309,997        Reverse Repurchase Agreement with Merrill Lynch Capital Inc.,
                          5.625% dated 4/16/98, to be repurchased at $80,698,999 on 5/18/
                          98, collateralized by $82,302,010 Federal Home Loan Mortgage
                          Corp., 7.50% due 1/1/07 - 3/1/13 ................................     $80,309,997

Maximum amount outstanding during the period ..............................................     $80,309,997
Average amount outstanding during the period* .............................................     $11,377,250
Average monthly shares outstanding during the period ......................................      23,307,589
Average debt per share outstanding during the period ......................................           $0.49
--------------

*  The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended April 30, 1998.

The interest rate was 5.63% during the period. Interest paid for the period ended April 30, 1998, on borrowings by the Fund under reverse repurchase agreements, aggregated $188,227.

7.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

8.  GEOGRAPHIC AND INDUSTRY CONCENTRATION

The High Yield and Income Funds may invest in securities of foreign companies and foreign governments, and the Equity Funds may invest in such securities if they are U.S. dollar-denominated. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The High Yield Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized securities These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

The Northwest Fund intends to invest at least 65% of its total net assets in companies whose principal executive offices are located in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington. Because the Fund concentrates its investments in companies located in the Northwest, the Fund could be adversely impacted by economic trends within the five state area.

9.  REORGANIZATION

Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation/(depreciation) included in the Acquired Fund's total net assets at the acquisition date are as follows:

                                                                                                         TOTAL NET       ACQUIRED
                                                 SHARES        VALUE OF      TOTAL NET     TOTAL NET     ASSETS OF         FUND
                                                ISSUED BY   SHARES ISSUED    ASSETS OF     ASSETS OF     ACQUIRING      UNREALIZED
                                                ACQUIRING    BY ACQUIRING     ACQUIRED     ACQUIRING     FUND AFTER    APPRECIATION/
ACQUIRING FUND    ACQUIRED FUND        DATE       FUND           FUND           FUND          FUND      ACQUISITION   (DEPRECIATION)
----------------  ------------------  -------  -----------  --------------  ------------  ------------  ------------  --------------
WM Money          Sierra Global
Market Fund       Money Fund          3/20/98  171,075,237   $171,075,237   $171,075,237  $259,445,317  $466,509,504        --

WM Money          Sierra U.S.
Market Fund       Government
                  Money Fund          3/20/98   35,988,950   $ 35,988,950   $ 35,988,950  $259,445,317  $466,509,504        --
WM U.S.           Sierra U.S.

Government        Government
Securities Fund   Fund                3/20/98   28,476,673   $301,974,738   $301,974,738  $106,773,157  $408,747,895    $ 7,854,832

WM Income Fund    Sierra Income
                  Fund                3/20/98   19,464,376   $167,602,994   $167,602,994  $ 88,584,176  $256,187,100    $18,713,298

WM Tax-Exempt     Sierra National
Bond Fund         Municipal Fund      3/20/98   19,061,027   $137,168,435   $137,168,435  $192,595,001  $329,763,436    $16,463,451

WM Growth &       Sierra Growth and
Income Fund       Income Fund         3/20/98   20,660,832   $367,723,328   $367,723,328  $393,036,999  $760,760,327    $74,885,030

SHAREHOLDER MEETING RESULTS

A special meeting of the Funds' shareholders was held on December 23, 1997, with adjournments to January 9, 1998 and February 20, 1998. Each matter voted upon at the meetings is set forth below. Votes recorded for the proposals approved on December 23, 1997 by shareholders of each of the Money Market Fund, Tax-Exempt Money Market Fund, Income Fund, Tax-Exempt Bond Fund and U.S. Government Securities Fund were included in their respective annual reports dated December 31, 1997.

1. The shareholders of each Fund were asked to approve the reorganization of each Fund into separate series of a Massachusetts Business Trust. The proposal was approved on February 20, 1998:

                                             SHARES        SHARES
                                              VOTED        VOTED
                                              "FOR"      "AGAINST"   ABSTAINED
                                             ------      ---------   ---------
Bond & Stock Fund .......................   15,674,617     532,478   1,122,489
Growth & Income Fund ....................   11,671,543     401,821     582,034
Northwest Fund ..........................    7,655,651     390,318     465,269
U.S. Government Securities Fund .........    7,069,635     263,019     620,048
Income Fund .............................    6,624,154     175,309     468,425
Tax-Exempt Bond Fund ....................   17,548,249     697,978   1,166,685
Money Market Fund .......................  179,269,640  11,103,453  14,828,051
Tax-Exempt Money Market Fund ............   20,890,022     811,223   2,231,324

2. The shareholders of each Fund elected the following thirteen trustees on December 23, 1997:

                                  BOND & STOCK FUND        GROWTH & INCOME FUND            NORTHWEST FUND
                             --------------------------  -------------------------    --------------------------
                                              SHARES                      SHARES                       SHARES
                              SHARES        WITHHOLDING    SHARES       WITHHOLDING   SHARES        WITHHOLDING
                               VOTED         AUTHORITY     VOTED         AUTHORITY     VOTED         AUTHORITY
                               "FOR"          TO VOTE      "FOR"          TO VOTE      "FOR"          TO VOTE
                             ----------       -------    ----------       -------     ---------       -------
David E.Anderson ........    14,532,839       658,140    11,243,827       490,386     6,629,332       408,905
Wayne L.Attwood, M.D ....    14,552,700       638,279    11,249,965       484,249     6,639,258       398,979
Arthur H. Bernstein .....    14,530,997       659,982    11,244,868       489,345     6,630,995       407,242
Kristianne Blake ........    14,552,284       638,694    11,249,829       485,205     6,639,481       398,756
Edmond R. Davis .........    14,534,056       656,923    11,243,169       491,865     6,631,872       406,365
John W. English .........    14,534,732       656,247    11,247,409       487,625     6,628,920       409,318
Anne V. Farrell .........    14,552,390       638,588    11,250,975       484,059     6,639,481       398,756
Michael K. Murphy .......    14,554,957       636,022    11,249,562       483,442     6,639,922       398,315
Alfred E. Osborne, Jr ...    14,538,725       652,254    11,247,339       487,695     6,635,110       403,127
William G. Papesh .......    14,554,957       636,022    11,249,562       483,442     6,639,441       398,797
Daniel Pavelich .........    14,553,762       637,217    11,251,108       483,926     6,639,481       398,756
Jay Rockey ..............    14,551,988       638,991    11,248,450       484,553     6,638,024       400,213
Richard C. Yancey .......    14,551,875       639,104    11,248,278       484,726     6,637,337       400,900

3. The shareholders of each Fund approved an amended Investment Management Agreement on December 23, 1997:

                                             SHARES       SHARES
                                              VOTED       VOTED
                                              "FOR"     "AGAINST"   ABSTAINED
                                           ----------    -------    ---------
Bond & Stock Fund .......................  13,575,628    420,337    1,195,013
Growth & Income Fund ....................  10,685,741    388,169      660,304
Northwest Fund ..........................   6,152,505    337,400      548,333

4. The shareholders of each Fund approved an amended Distribution Plan of the Fund for its Class A shares on December 23, 1997 except for Class B shareholders of Northwest Fund and Tax-Exempt Money Market Fund who approved the proposal on February 20, 1998:

                                             SHARES       SHARES
                                              VOTED       VOTED
                                              "FOR"     "AGAINST"   ABSTAINED
                                           ----------    -------    ---------
Bond & Stock Fund - Class A .............  11,692,893    396,961    1,173,720
Bond & Stock Fund - Class B .............   1,442,505     53,639      194,470
Growth & Income Fund - Class A ..........   9,455,500    308,720      608,951
Growth & Income Fund - Class B ..........   1,020,812     59,600      134,649
Northwest Fund - Class A ................   5,446,234    276,467      540,121
Northwest Fund - Class B ................     825,903     50,691       80,669
Tax-Exempt Money Market Fund - Class B ..      11,527          0            0

5. The shareholders of each Fund approved certain amendments to its existing fundamental investment restrictions on December 23, 1997. Shareholders authorized each of the following Funds to invest in Rule 144A Securities:

                                             SHARES       SHARES
                                              VOTED       VOTED
                                              "FOR"     "AGAINST"   ABSTAINED
                                           ----------    -------    ---------
Bond & Stock Fund .......................  13,135,398    450,600    1,368,190
Growth & Income Fund ....................  10,476,312    368,320      743,600
Northwest Fund ..........................   6,077,667    266,182      621,251

This Semi-Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risks, including possible loss of principal amount invested.

Distributed by
WM Funds Distributor, Inc.
Member NASD

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                                                                 WMGA127M (6/98)